          As filed with the Securities and Exchange Commission on April 17, 2014

                                             1933 Act Registration No. 333-35780

                                             1940 Act Registration No. 811-05721

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 41 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 365 /X/

                  Lincoln National Variable Annuity Account H
                           (Exact Name of Registrant)

                            American Legacy III Plus

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

American Legacy III (Reg. TM) Plus
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.


The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding their availability.


The minimum initial Purchase Payment for the contract is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.


We do offer variable contracts with lower fees. Expenses for contracts offering a Bonus or Persistency Credit may be higher than similar contracts without a Bonus or Persistency Credit. Because of this, the amount of the Bonus Credit may be more than offset by additional charges associated with the Bonus Credit. You should carefully consider whether or not this contract is the best product for you.


All Purchase Payments, Bonus Credits and Persistency Credits for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


American Funds Insurance Series (Reg. TM):

     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund

     American Funds Capital Income Builder (Reg. TM) Fund*

     American Funds Cash Management Fund
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund


     American Funds Global Growth Fund

     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund

     American Funds International Growth and Income FundSM
     American Funds Managed Risk Asset Allocation FundSM
   American Funds Managed Risk Blue Chip Income and Growth FundSM
     American Funds Managed Risk Growth FundSM
     American Funds Managed Risk Growth-Income FundSM
     American Funds Managed Risk International FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
   American Funds U.S. Government/AAA-Rated Securities Fund

Lincoln Variable Insurance Products Trust:

     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP American Preservation Fund

     LVIP Managed Risk American Balanced Allocation Fund
     LVIP Managed Risk American Growth Allocation Fund


*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.


This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                                        Page
Special Terms                                                                                 4
Expense Tables                                                                                6
Summary of Common Questions                                                                  11
The Lincoln National Life Insurance Company                                                  13
Variable Annuity Account (VAA)                                                               14
Investments of the Variable Annuity Account                                                  15
Charges and Other Deductions                                                                 18
The Contracts                                                                                25
 Purchase Payments                                                                           25
 Bonus Credits                                                                               26
 Persistency Credits                                                                         27
 Transfers On or Before the Annuity Commencement Date                                        28
 Surrenders and Withdrawals                                                                  31
 Death Benefit                                                                               33
 Investment Requirements                                                                     38
 Living Benefit Riders                                                                       42
 i4LIFE (Reg. TM) Advantage                                                                  43
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                                   48
Annuity Payouts                                                                              53
 Fixed Side of the Contract                                                                  55
Distribution of the Contracts                                                                58
Federal Tax Matters                                                                          59
Additional Information                                                                       64
 Voting Rights                                                                               64
 Return Privilege                                                                            65
 Other Information                                                                           65
Legal Proceedings                                                                            66
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H                                              68
Appendix A - Condensed Financial Information                                                A-1
Appendix B - Condensed Financial Information                                                B-1
Appendix C - Discontinued Living Benefit Riders                                             C-1
 Lincoln Lifetime IncomeSM Advantage                                                        C-1
 Lincoln SmartSecurity (Reg. TM) Advantage                                                  C-10
 4LATER (Reg. TM) Advantage                                                                 C-15
Appendix D - Lincoln Life Variable Annuity Contracts Eligible for Inclusion in Owner's      D-1
  Investment
Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections               E-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments and corresponding Bonus Credits received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus Credit - The additional amount credited to the contract for each Purchase Payment.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.


Earnings-The excess of Contract Value over the sum of Bonus Credits, Persistency Credits and Purchase Payments which have not yet been withdrawn from the contract.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.

Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.


Income Base-Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Living Benefit Rider-A general reference to optional riders that provide some type of a minimum guarantee while you are alive. These riders are: Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider that you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency Credit-The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase Payments-Amounts paid into the contract other than Bonus Credits and Persistency Credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-A Contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted. The premium tax rates range from zero to 5%.


                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):1.......    8.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.





The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased 4LATER (Reg. TM) Advantage.


                                    TABLE A



Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.50%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.80%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.90%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        2.00%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage:5
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.85%      1.00%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:6
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.85%       N/A
4LATER (Reg. TM) Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $50 and will be waived if your Contract Value is $50,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 For contracts purchased prior to June 6, 2005 (or later depending on state approval), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.


4 You may not have more than one Living Benefit Rider on your contract.

5 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment and any Bonus Credit or Contract Value at the time of election) as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment and any Bonus Credits or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option riders the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

7 As an annualized percentage of the Income Base (initial Purchase Payment and any Bonus Credit or Contract Value at the time of election), as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information. This rider is no longer available for purchase.




                                    TABLE B



Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.90%
  Guarantee of Principal Death Benefit....................................        1.95%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.20%



                                                                           Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................     3.90%      3.90%

  Current Charge.................................    2.55%      2.75%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.95%      3.95%
  Current Charge.................................    2.60%      2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    4.20%      4.20%
  Current Charge.................................    2.85%      3.05%




i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (versions 1, 2 and 3):4    Single/Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................          3.40%
  Current Charge.................................................................          2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................          3.45%
  Current Charge.................................................................          2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................          3.70%
  Current Charge.................................................................          2.70%


1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $50 and will be waived if your Contract Value is $50,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.



                                    TABLE C



Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.70%
  Current Charge..........................................................................        2.85%

1 The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to November 15, 2010, the account fee is $50 and will be waived if your Contract Value is $50,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.54%     1.39%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.54%     1.23%


* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:

(as a percentage of each fund's average net assets):



                                                                                                           Other
                                                                      Management         12b-1 Fees        Expenses
                                                                      Fees (before       (before any       (before any
                                                                      any waivers/       waivers/          waivers/
                                                                      reimburse-         reimburse-        reimburse-
                                                                      ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund - Class 2                            0.28%             0.25%             0.03%
American Funds Blue Chip Income and Growth Fund - Class 2                 0.40%             0.25%             0.02%
American Funds Bond Fund - Class 2                                        0.37%             0.25%             0.02%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4            0.50%             0.25%             0.28%
American Funds Cash Management Fund - Class 2                             0.32%             0.25%             0.02%
American Funds Global Balanced Fund(SM) - Class 2                         0.66%             0.25%             0.04%
American Funds Global Bond Fund - Class 2                                 0.53%             0.25%             0.03%
American Funds Global Growth and Income Fund - Class 2                    0.60%             0.25%             0.02%
American Funds Global Growth Fund - Class 2                               0.52%             0.25%             0.03%
American Funds Global Small Capitalization Fund - Class 2                 0.70%             0.25%             0.04%
American Funds Growth Fund - Class 2                                      0.33%             0.25%             0.02%
American Funds Growth-Income Fund - Class 2                               0.27%             0.25%             0.02%
American Funds High-Income Bond Fund - Class 2                            0.46%             0.25%             0.02%
American Funds International Fund - Class 2                               0.49%             0.25%             0.05%
American Funds International Growth and Income Fund(SM) - Class 2         0.65%             0.25%             0.04%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)       0.25%             0.25%             0.33%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                              0.25%             0.25%             0.39%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)                 0.25%             0.25%             0.39%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)          0.25%             0.25%             0.39%
American Funds Managed Risk International Fund(SM) - Class P2(1)          0.25%             0.25%             0.39%
American Funds Mortgage Fund(SM) - Class 2                                0.42%             0.25%             0.02%
American Funds New World Fund (Reg. TM) - Class 2                         0.73%             0.25%             0.05%



                                                                                                                 Total
                                                                                     Total         Total         Expenses
                                                                                     Expenses      Contractual   (after
                                                                      Acquired       (before any   waivers/      Contractual
                                                                      Fund           waivers/      reimburse-    waivers/
                                                                      Fees and       reimburse-    ments         reimburse-
                                                                      Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund - Class 2                          0.00%           0.56%           0.00%         0.56%
American Funds Blue Chip Income and Growth Fund - Class 2               0.00%           0.67%           0.00%         0.67%
American Funds Bond Fund - Class 2                                      0.00%           0.64%           0.00%         0.64%
American Funds Capital Income Builder (Reg. TM) Fund - Class 4          0.00%           1.03%           0.00%         1.03%
American Funds Cash Management Fund - Class 2                           0.00%           0.59%           0.00%         0.59%
American Funds Global Balanced Fund(SM) - Class 2                       0.00%           0.95%           0.00%         0.95%
American Funds Global Bond Fund - Class 2                               0.00%           0.81%           0.00%         0.81%
American Funds Global Growth and Income Fund - Class 2                  0.00%           0.87%           0.00%         0.87%
American Funds Global Growth Fund - Class 2                             0.00%           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund - Class 2               0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                    0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund - Class 2                             0.00%           0.54%           0.00%         0.54%
American Funds High-Income Bond Fund - Class 2                          0.00%           0.73%           0.00%         0.73%
American Funds International Fund - Class 2                             0.00%           0.79%           0.00%         0.79%
American Funds International Growth and Income Fund(SM) - Class 2       0.00%           0.94%           0.00%         0.94%
American Funds Managed Risk Asset Allocation Fund(SM) - Class P2(1)     0.28%           1.11%          -0.10%         1.01%
American Funds Managed Risk Blue Chip Income and Growth Fund(SM) -
 Class P2(1)                                                            0.40%           1.29%          -0.16%         1.13%
American Funds Managed Risk Growth Fund(SM) - Class P2(1)               0.33%           1.22%          -0.16%         1.06%
American Funds Managed Risk Growth-Income Fund(SM) - Class P2(1)        0.27%           1.16%          -0.16%         1.00%
American Funds Managed Risk International Fund(SM) - Class P2(1)        0.50%           1.39%          -0.16%         1.23%
American Funds Mortgage Fund(SM) - Class 2                              0.00%           0.69%           0.00%         0.69%
American Funds New World Fund (Reg. TM) - Class 2                       0.00%           1.03%           0.00%         1.03%

                                                                                                              Other
                                                                         Management         12b-1 Fees        Expenses
                                                                         Fees (before       (before any       (before any
                                                                         any waivers/       waivers/          waivers/
                                                                         reimburse-         reimburse-        reimburse-
                                                                         ments)         +   ments)        +   ments)        +
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2          0.33%             0.25%             0.02%
LVIP American Balanced Allocation Fund - Service Class(2)                    0.25%             0.35%             0.03%
LVIP American Growth Allocation Fund - Service Class(2)                      0.25%             0.35%             0.03%
LVIP American Income Allocation Fund - Service Class(2)                      0.25%             0.35%             0.05%
LVIP American Preservation Fund - Service Class(3)                           0.25%             0.35%             0.10%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)       0.25%             0.35%             0.03%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)         0.25%             0.35%             0.02%



                                                                                                                    Total
                                                                                        Total         Total         Expenses
                                                                                        Expenses      Contractual   (after
                                                                         Acquired       (before any   waivers/      Contractual
                                                                         Fund           waivers/      reimburse-    waivers/
                                                                         Fees and       reimburse-    ments         reimburse-
                                                                         Expenses   =   ments)        (if any)      ments)
American Funds U. S. Government/AAA-Rated Securities Fund - Class 2        0.00%           0.60%           0.00%         0.60%
LVIP American Balanced Allocation Fund - Service Class(2)                  0.41%           1.04%          -0.05%         0.99%
LVIP American Growth Allocation Fund - Service Class(2)                    0.43%           1.06%          -0.05%         1.01%
LVIP American Income Allocation Fund - Service Class(2)                    0.39%           1.04%          -0.05%         0.99%
LVIP American Preservation Fund - Service Class(3)                         0.35%           1.05%          -0.10%         0.95%
LVIP Managed Risk American Balanced Allocation Fund - Service Class(4)     0.38%           1.01%           0.00%         1.01%
LVIP Managed Risk American Growth Allocation Fund - Service Class(4)       0.40%           1.02%           0.00%         1.02%



(1) The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund's net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated with the approval of the fund's board.



(2) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.



(3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(4) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,408       $2,465       $3,358       $5,435

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $558      $1,665       $2,758       $5,435

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,345       $2,309       $3,155       $5,317

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $495      $1,509       $2,555       $5,317


For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions

What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract is no longer available for purchase.


This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for purchase. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments , Bonus Credits and Persistency Credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you receive Bonus Credits and you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value . See Charges and Other Deductions.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum Purchase Payment amounts, your payments are completely flexible. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner or Annuitant. In addition, if you have purchased a Living Benefit Rider, you may be subject to certain restrictions in terms of your ability to make additional Purchase Payments. For some riders, you may be limited in the amount of Purchase Payments you make in any Benefit Year. For other riders, you may not be able to make any additional Purchase Payments as all. For more information about these limitations, please see The Contracts - Purchase Payments section in this prospectus. Also, see Appendix C for additional information on any restrictions that may apply to your Living Benefit Rider.


What is a Bonus Credit and a Persistency Credit? When Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. The Bonus Credit percentage will vary based on the owner's cumulative Purchase Payments, as defined in this Prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts - Bonus Credits.

A Persistency Credit of 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states) of Contract Value less Purchase Payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.


We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the fourteenth contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.


What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with prior version of Guaranteed Income Benefit or without the Guaranteed Income Benefit). You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements. Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in The Contracts - Living Benefit Riders and in Appendix C. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, and Appendix C - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is only available in contracts purchased prior to June 30, 2009.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln

National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.



Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.


  o Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

  o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.

  o Capital Income Builder (Reg. TM) Fund (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.

  o Cash Management Fund (Class 2): To provide the investors with a way to earn income on cash reserves while preserving capital and maintaining liquidity.

  o Global Balanced FundSM (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

  o Global Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.

  o Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.

  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

  o International Fund (Class 2): Long-term growth of capital.

  o International Growth and Income FundSM (Class 2): Long-term growth of capital while providing current income.

  o Managed Risk Asset Allocation FundSM (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Blue Chip Income and Growth FundSM (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk Growth-Income FundSM (Class P2): To provide growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Managed Risk International FundSM (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
     (Sub-advised by Milliman Financial Risk Management LLC)

  o Mortgage FundSM (Class 2): To provide current income and preservation of capital.

  o New World Fund (Reg. TM) (Class 2): Long-term capital appreciation.

  o U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital; a fund of funds.

  o LVIP Managed Risk American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital; a fund of funds.

  o LVIP Managed Risk American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by us when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:


                                       Estate         Enhanced Guaranteed     Guarantee of
                                    Enhancement          Minimum Death      Principal Death   Account Value
                                Benefit rider (EEB)     Benefit (EGMDB)         Benefit       Death Benefit
                               --------------------- --------------------- ----------------- --------------
      Mortality and expense risk
  charge......................        1.90%                 1.70%               1.45%            1.40%
      Administrative charge...        0.10%                 0.10%               0.10%            0.10%
                                       ----                  ----                ----             ----
      Total annual charge for
  each Subaccount*............        2.00%                 1.80%               1.55%            1.50%

* For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.


Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.



                                                           Number of contract anniversaries since
                                                               Purchase Payment was invested
                                                    ----------------------------------------------------
                                                       0      1     2    3    4    5    6    7    8   9+
                                                    ------ ------ ---- ---- ---- ---- ---- ---- ---- ---
      Surrender charge as a percentage of the
       surrendered or withdrawn Purchase Payments   8.5%   8.5%   8%   7%   6%   5%   4%   3%   2%   0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the ninth anniversary since the Purchase Payment was invested;
 o Withdrawals of Contract Value to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender);

 o Purchase Payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received more than 12 months prior to the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred after the effective date of the contract and before the 65th birthday of the contract owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule for the original contract will continue to apply to the spouse's contract);

 o A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than 12 months prior to admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of Purchase Payments, if such Purchase Payments were received by us more than 12 months prior to the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant;
 o A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested for any contract issued to Selling Group Individuals. For Selling Group Individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of Bonus Credits and Persistency Credits;

 o Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;

 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) Advantage or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;

 o Amounts up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime Income (Reg. TM) Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:


A.The free amount will be withdrawn from Purchase Payments on a first in-first out "(FIFO)" basis.


B.Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
 o from Purchase Payments (on FIFO basis) until exhausted; then
 o from earnings until exhausted; then
 o from Bonus Credits.

C.On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
 o from Purchase Payments (on FIFO basis) to which a surrender charge no longer applies until exhausted; then
 o from earnings and Persistency Credits until exhausted; then
 o from Bonus Credits attributable to Purchase Payments to which surrender charge no longer applies until exhausted; then
 o from Purchase Payments (on FIFO basis) to which a surrender charge still applies until exhausted; then
 o from Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 ($50 for contracts purchased prior to November 15, 2010) from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 ($50,000 for contracts purchased prior to November 15, 2010) on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals. Older contracts may have a lower fee. The exact fee is listed in your contract.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.


Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly)for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix C - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Appendix C - Lincoln Lifetime IncomeSM Advantage Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus options are no longer available for purchase as of June 30, 2009.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up) (the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

3) 1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix C - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial Purchase Payment and any Bonus Credits or Contract Value at the time of election) as increased for subsequent Purchase Payments and any Bonus Credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and the fixed side of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider. Refer to Appendix C - Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the Valuation Date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.


All versions of this rider are no longer available for purchase.


4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the Subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the Valuation Date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective(or your initial Purchase Payment and Bonus Credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.20% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the issue of the contract i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.85% (2.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (version 4) is subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.80% for the Guarantee of Principal Death Benefit; and 3.05% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available for purchase in contracts issued prior to June 30, 2009.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value Death Benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.85% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The 4LATER (Reg. TM) Guaranteed Income Benefit is no longer available for purchase as of June 30, 2009.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract or an additional Bonus Credit may be paid.. However, these reductions or benefits may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

 o sales to Selling Group Individuals,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees or Bonus Credit applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.



Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract.

For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The Bonus Credit percentage is based on the owner's investment at the time each Purchase Payment is made according to the following table:


Owner's Investment               Bonus Credit %
------------------------------- ---------------
      Less than $100,000 .           3.0%
      $100,000-$999,999 .            4.0%
      $1,000,000 or greater .        5.0%

The owner's investment is defined as the sum of:

1.the current Contract Values (including the Contract Values of the contract into which the Purchase Payment is being added) as of the most recent Valuation Date prior to the date the Purchase Payment is submitted to us for any of the individual Lincoln Life nonqualified American Legacy annuity contracts owned by you, your spouse, and any of your children under the age 21 as well as any other individual Lincoln Life contracts that may be made available by us in the future for this purpose; plus

2.the amount (in dollars) of an investment owned by you, your spouse, and any of your children under the age 21 in existing nonqualified mutual funds in the American Funds Group (The American Funds Group consists of mutual funds also managed by CRMC.); plus

3.the amount of the current Purchase Payment you are making into the contract.

If you, your spouse, or any of your children under the age of 21 are the named Annuitant under any contract under (1) above and the owner is a non-natural owner (for example: a corporation or a trust), then you may include these Account Values in the calculation of the owner's investment for nonqualified contracts.

At the time you make a Purchase Payment you are responsible for providing us with the current Contract Values of the individual Lincoln Life nonqualified variable annuities and the dollar amount of the nonqualified mutual funds in the American Funds Group that you, your spouse or your children under the age of 21 own in order to be included in the calculation of the owner's investment. You or your broker dealer representative may ascertain the current Contract Values for those contracts or dollar amount invested in mutual funds through the telephone, internet or other electronic means. You or your broker dealer representative may then indicate the amount of current Contract Values or amounts invested in mutual funds when submitting the Purchase Payment to us. If upon review of the current Contract Values or amounts of mutual funds invested provided to us we determine that the amounts are inaccurate we will contact you and request that you provide us written documentation to substantiate the amount of the Contract Values or amounts of mutual funds invested provided by you or your broker dealer representative. We reserve the right to add or remove annuity contracts as being eligible to be included in the owner's investment as our business needs may dictate. If we make a change to the eligible annuity contracts or mutual funds listing we will notify you no more than annually by updating the prospectus.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with Contract Values for only nonqualified contracts.

During the first Contract Year if you make any Purchase Payment(s) after the initial Purchase Payment ("subsequent Purchase Payment"), we may add a Bonus Credit ("additional Bonus Credit") to the contract that is in addition to any Bonus Credit that was previously added to the contract and the Bonus Credit that is added due to the subsequent Purchase Payment. The additional Bonus Credit will be added to the contract if the subsequent Purchase Payment increases the owner's investment to a dollar level that qualifies for a higher Bonus Credit percentage than the Bonus Credit percentage that any prior Purchase Payments qualified for. The additional Bonus Credit will be added to your contract at the time the subsequent Purchase Payment is made. The Bonus Credit percentage for the additional Bonus Credit will be the difference between the higher Bonus Credit percentage that the subsequent Purchase Payment qualifies for and the Bonus Credit percentage that the prior Purchase Payments qualified for. We will then multiply the sum of all prior first year Purchase Payments by this Bonus Credit percentage to determine the amount of the additional Bonus Credit. You may receive more than one additional Bonus Credit during the first Contract Year as we will add an additional Bonus Credit anytime a subsequent Purchase Payment increases the amount of the total Purchase Payments to an amount that qualifies for a higher Bonus Credit percentage.

We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Similar products that do not offer Bonus Credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a Persistency Credit on a quarterly basis after the fourteenth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least fourteen years, by 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states). This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.


There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available. Corresponding Bonus Credits will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to June 2, 2003), subject to state approval.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments and Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one sub account to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.


A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m. New York time). If we receive a transfer request in Good Order after market close we will process the request using the Accumulation Unit value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.


The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.


The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the Contractowner had enrolled in this service prior to this date.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.


Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by Wilshire Associates, a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of Contract Value in some or all of the American Legacy Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the Subaccounts. We will deduct any withdrawals you make from the Subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.


In order to maintain the model's specified Subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The following asset allocation models have been prepared by Wilshire Associates. The models are comprised of funds from the American Funds Insurance Series that are offered within your contract.

At this time, the available models are as follows:
 o American Legacy Fundamental Growth Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in eight equity Subaccounts and 10% in two fixed income Subaccounts. This model seeks long-term growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Growth and Income Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   80% in eight equity Subaccounts and 20% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital. This model is not available for contracts purchased on or after June 30, 2009.
 o American Legacy Fundamental Balanced Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   60% in seven equity Subaccounts and 40% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Equity Growth Model is composed of specified underlying Subaccounts representing a target allocation of approximately
   70% in eight equity Subaccounts and 30% in four fixed income Subaccounts. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Income Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in six equity Subaccounts and 60% in three fixed income Subaccounts. This model seeks a high level of current income with some consideration given to growth of capital. This model is not available for contracts purchased on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...                             AND...                                DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     There is a surviving joint owner   The Annuitant is living or deceased   joint owner

 UPON DEATH OF:    AND...
Contractowner     There is no surviving joint owner
 Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
Annuitant         The Contractowner is living
 Annuitant         The Contractowner is living
Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    designated Beneficiary
 Contractowner     The Annuitant is living or deceased    Contractowner's estate
Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
 Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner



* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.


Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the contract changes), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:

 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or

 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in those states that have not approved the contract charge), you may also choose the Account Value Death Benefit. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or
 o The highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o The current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The EEB rider may not be available in all states. Please check with your registered representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased. The EEB Rider is not available if you have elected i4LIFE (Reg. TM) Advantage.


The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.


General Death Benefit Information


Only one of these Death Benefit elections may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefits section of this prospectus for more information.


If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, and the EEB rider Death Benefit will be reduced to the EGMDB, and your total annual charge will be reduced to the EGMDB charge that was in effect at the time you purchased your contract.


The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2.written authorization for payment; and

3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Home Office.

SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements


If you purchased a Living Benefit Rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain Subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit Rider at contract issue, or if you add a Living Benefit Rider to an existing contract. The Living Benefit Rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchased. If you have not elected a Living Benefit Rider, the Investment Requirements will not apply to your contract.

 IF YOU ELECT...                                                    AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage                                Between February 19, 2008 and January 19, 2009
                                                                   On or after January 20, 2009
 Lincoln SmartSecurity (Reg. TM) Advantage                          Prior to April 10, 2006
                                                                   April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
4LATER (Reg. TM) Advantage                                         April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    Prior to April 10, 2006
                                                                   On or after April 10, 2006
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    April 10, 2006 through January 19, 2009
                                                                   On or after January 20, 2009
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Between October 6, 2008 and January 19, 2009
                                                                   On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    On or after November 15, 2010



                                                                    YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                                   INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                                Option 2
                                                                   Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage                          N/A
                                                                   Option 1
                                                                   Option 3
4LATER (Reg. TM) Advantage                                         Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.1)    N/A
                                                                   Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.2)    Option 1
                                                                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.3)    Option 2
                                                                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (v.4)    Option 3

Investment Requirements - Option 1

No more than 35% of your Contract Value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following Subaccounts ("Limited Subaccounts") (Note: not all Subaccounts are available with all contracts):


 o American Funds Capital Income Builder (Reg. TM) Fund

 o American Funds Global Growth Fund
 o American Funds Global Growth and Income Fund
 o American Funds Global Small Capitalization Fund

 o American Funds High-Income Bond Fund
 o American Funds International Fund

 o American Funds International Growth and Income FundSM

 o American Funds New World Fund (Reg. TM)

All other variable Subaccounts will be referred to as "Non-Limited Subaccounts"
..

You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the American Funds Cash Management Subaccount. We reserve the right to designate a different investment option other than the American Funds Cash Management Subaccount as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.


We may move Subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2.submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or

3.take no action and be subject to the quarterly rebalancing as described above.

Investment Requirements - Option 2

You can select the percentages of Contract Value (includes Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2.submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3.if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of Contract Value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009.

4.for Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:



 Group 1                                        Group 2
Investments must be at least 25% of Contract   Investments cannot exceed 75% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ---------------------------------------------------
 American Funds Bond Fund                       All other investment options except as discussed
 American Funds Global Bond Fund               below.
 American Funds High-Income Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities
 LVIP American Preservation Fund



 Group 1                                        Group 3
Investments must be at least 25% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 American Funds Bond Fund                       No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds High-Income Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities
 LVIP American Preservation Fund



The fixed account is only available for dollar cost averaging.


To satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.


o American Funds Asset Allocation Fund
o American Funds Bond Fund
o American Funds Global Balanced FundSM
o American Funds Global Bond Fund
o American Funds High-Income Bond Fund


o American Funds Managed Risk Asset Allocation FundSM
o American Funds Mortgage FundSM

o American Funds U.S. Government/AAA-Rated Securities Fund
o LVIP American Balanced Allocation Fund

o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund
o LVIP American Preservation Fund


o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund


To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the American Funds Asset Allocation Fund (a Subaccount), the American Funds Managed Risk Asset Allocation FundSM or the LVIP American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.



Investment Requirements - Option 3


For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.


You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management Subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.


We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the Subaccount groups are as follows:


 Group 1                                        Group 2
Investments must be at least 30% of Contract   Investments cannot exceed 70% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ---------------------------------------------------
 American Funds Bond Fund                       All other Subaccounts except as described below.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund



 Group 1                                        Group 3
Investments must be at least 30% of Contract   Investments cannot exceed 10% of Contract
Value or Account Value                         Value or Account Value
---------------------------------------------- ------------------------------------------
 American Funds Bond Fund                       No Subaccounts at this time.
 American Funds Global Bond Fund
 American Funds Mortgage FundSM
 American Funds U.S. Government/AAA-Rated
  Securities Fund
 LVIP American Preservation Fund



The fixed account is only available for dollar cost averaging.


As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.


o American Funds Asset Allocation Fund

o American Funds Bond Fund

o American Funds Global Balanced FundSM

o American Funds Global Bond Fund
o American Funds Managed Risk Asset Allocation FundSM
o American Funds Mortgage FundSM
o American Funds U.S. Government/AAA-Rated Securities Fund

o LVIP American Balanced Allocation Fund

o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund

o LVIP American Preservation Fund
o LVIP Managed Risk American Balanced Allocation Fund
o LVIP Managed Risk American Growth Allocation Fund

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models:
American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. These models will not be available for contracts purchased on or after November 15, 2010.


Living Benefit Riders


For contracts purchased on or after June 30, 2009, the following optional Living Benefit Riders described in this prospectus are no longer available for election:

 o Lincoln Lifetime IncomeSM Advantage
 o Lincoln Lifetime IncomeSM Advantage Plus
 o Lincoln SmartSecurity (Reg. TM) Advantage
 o 4LATER (Reg. TM) Advantage
 o i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit

For contracts purchased prior to June 30, 2009, Contractowners will have the option to elect i4LIFE (Reg. TM) Advantage in the future with the version of the Guaranteed Income Benefit available at the time of the election, if any. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit will continue to be available for purchase by both new and existing Contractowners.


Appendix C to this prospectus provides a detailed description of the following Living Benefit Riders: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage.

Before electing to drop an existing Living Benefit Rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit and, for contracts purchased before June 30, 2009, with the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with Contract Values of at least $50,000 and before an annuity payment option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (non-qualified contracts).You should also consider whether the features of i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a Death Benefit during the Access Period. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and Contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to The Contracts - i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit section of this prospectus for more details. Before deciding to drop an existing rider you should consult with your broker dealer representative.

The benefits of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. If your contract was purchased prior to June 30, 2009, you may also purchase the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (version 4) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected the EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners, with the Account Value Death Benefit, who elected i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective(or your initial Purchase Payment and Bonus Credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.


Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:

   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible Contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;

 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all Contractowners, joint owners and Annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the Contractowners, joint owners and Annuitants of this contract must have been owner(s) or Annuitants of the prior contract(s).

Upon the death of any Contractowner, joint owner or Annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit. However, if the death occurs in the first Contract Year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's Death Benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's Death Benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the Death Benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the Valuation Date the i4LIFE (Reg. TM) Advantage EGMDB Death Benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

For contracts purchased on or after June 30, 2009, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is not available for election. For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage with the then current version of the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER (Reg. TM) Advantage section of Appendix C for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.


Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and only available to Contractowners who purchased a contract with Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts.




 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections on or after May
                                   20, 2013.


              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.



If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime

Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.


The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment...............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4).....  $100,000
8/1/2013 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value) .  $  4,000
8/1/2014 Recalculated Regular Income Payment....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a Living Benefit Rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.


The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.


At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.


Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).


The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections table above. The example assumes an annual payment mode has been elected.

           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See Appendix C - Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in Appendix C - 4LATER (Reg. TM) Guaranteed Income Benefit.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Availability. Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.


The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90

     Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.


Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days' notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less any surrender charges on Purchase Payments made within twelve months of annuitization and any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.


Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.

You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage, or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a Guaranteed Period
 o as a result of the death of the Contractowner or Annuitant
 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with Bonus Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with Bonus
   Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner. For contracts with Bonus
   Credits, Purchase Payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.


These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount's Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The Interest Adjustment is calculated by multiplying the transaction amount by:


   (1+A)n
-----------
            -1
  (1+B+K)n

where:
A   =
B   =
K   =
n   =



whe e:
A   yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount's Guaranteed Period, determined at the beginning of the Guaranteed Period.
B   yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater
    than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K   a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in
    addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be
    lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome,
    and
    then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will
    be no Interest Adjustment.
n   The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
    Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No Bonus Credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a

Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.

Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home Office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits Participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.

Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.







                Statement of Additional Information Request Card
                       American Legacy III (Reg. TM) Plus
                  Lincoln National Variable Annuity Account H











   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy III (Reg. TM)
Plus).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Asset Allocation
2004  .       1.104     1.175      6,859         1.075     1.146      58,039        1.079     1.151      31,624
2005  .       1.175     1.260      8,579         1.146     1.231      69,341        1.151     1.238      46,247
2006  .       1.260     1.419      6,893         1.231     1.389      71,198        1.238     1.398      46,398
2007  .       1.419     1.485      6,501         1.389     1.456      66,914        1.398     1.467      43,577
2008  .       1.485     1.028      5,559         1.456     1.010      53,053        1.467     1.019      34,140
2009  .       1.028     1.252      4,890         1.010     1.233      49,403        1.019     1.245      27,989
2010  .       1.252     1.383      4,900         1.233     1.365      43,884        1.245     1.379      24,811
2011  .       1.383     1.376      4,384         1.365     1.360      38,558        1.379     1.376      20,449
2012  .       1.376     1.570      3,707         1.360     1.556      33,262        1.376     1.575      17,337
2013  .       1.570     1.908      3,622         1.556     1.894      27,190        1.575     1.920      13,713
---------     -----     -----      -----         -----     -----      ------        -----     -----      ------
American Funds Blue Chip Income and Growth
2004  .       1.057     1.139      5,411         0.914     0.987      42,683        0.917     0.991      21,997
2005  .       1.139     1.200      5,903         0.987     1.042      50,045        0.991     1.047      31,305
2006  .       1.200     1.384      5,860         1.042     1.204      48,393        1.047     1.211      29,869
2007  .       1.384     1.387      5,283         1.204     1.209      44,227        1.211     1.217      26,368
2008  .       1.387     0.865      4,769         1.209     0.756      39,901        1.217     0.761      24,172
2009  .       0.865     1.087      3,552         0.756     0.951      34,818        0.761     0.960      20,541
2010  .       1.087     1.199      3,382         0.951     1.052      31,593        0.960     1.062      17,911
2011  .       1.199     1.167      3,118         1.052     1.026      26,969        1.062     1.037      16,763
2012  .       1.167     1.305      2,776         1.026     1.150      23,787        1.037     1.163      14,555
2013  .       1.305     1.705      2,618         1.150     1.505      19,170        1.163     1.524      11,726
---------     -----     -----      -----         -----     -----      ------        -----     -----      ------
American Funds Bond
2004  .       1.142     1.185      3,540         1.230     1.280      19,945        1.235     1.286       9,938
2005  .       1.185     1.183      3,762         1.280     1.280      25,171        1.286     1.287      14,737
2006  .       1.183     1.243      3,772         1.280     1.347      26,822        1.287     1.356      15,575
2007  .       1.243     1.261      4,455         1.347     1.370      27,337        1.356     1.381      17,255
2008  .       1.261     1.123      2,975         1.370     1.222      23,022        1.381     1.233      16,613
2009  .       1.123     1.242      3,555         1.222     1.354      26,131        1.233     1.368      18,554
2010  .       1.242     1.298      3,639         1.354     1.419      24,011        1.368     1.434      16,928
2011  .       1.298     1.353      2,317         1.419     1.482      20,170        1.434     1.499      14,372
2012  .       1.353     1.400      2,080         1.482     1.536      18,309        1.499     1.556      13,170
2013  .       1.400     1.346      1,695         1.536     1.479      15,309        1.556     1.500       9,760
---------     -----     -----      -----         -----     -----      ------        -----     -----      ------
American Funds Cash Management
2004  .       0.979     0.968        649         1.019     1.009       4,218        1.022     1.014       5,931
2005  .       0.968     0.977        483         1.009     1.020       4,789        1.014     1.026       8,545
2006  .       0.977     1.003        342         1.020     1.050       7,077        1.026     1.057       9,118
2007  .       1.003     1.032        483         1.050     1.082      11,384        1.057     1.090       7,338
2008  .       1.032     1.033      2,139         1.082     1.085      21,187        1.090     1.094      15,161
2009  .       1.033     1.011      1,530         1.085     1.064      10,894        1.094     1.074       9,870
2010  .       1.011     0.989      2,868         1.064     1.044       6,716        1.074     1.055       5,544
2011  .       0.989     0.967        962         1.044     1.022       8,616        1.055     1.033       5,412
2012  .       0.967     0.945        847         1.022     1.001       7,367        1.033     1.014       4,792
2013  .       0.945     0.924        967         1.001     0.981       4,440        1.014     0.994       2,855
---------     -----     -----      -----         -----     -----      ------        -----     -----      ------
American Funds Global Balanced(SM)
2011  .       9.899     9.565          3         9.939     9.577          36        9.575     9.583          23
2012  .       9.565    10.545          2         9.577    10.579          52        9.583    10.596          26
2013  .      10.545    11.623          2        10.579    11.684          77       10.596    11.715          40
---------    ------    ------      -----        ------    ------      ------       ------    ------      ------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Bond
2006  .      10.249    10.098           5        N/A        N/A        N/A          N/A        N/A        N/A
2007  .      10.098    10.833          37       10.014    10.857         151       10.070    10.869         167
2008  .      10.833    11.010          35       10.857    11.057         301       10.869    11.080         328
2009  .      11.010    11.862         115       11.057    11.936         454       11.080    11.973         415
2010  .      11.862    12.260         108       11.936    12.361         550       11.973    12.412         447
2011  .      12.260    12.588          73       12.361    12.717         530       12.412    12.782         388
2012  .      12.588    13.129          90       12.717    13.291         460       12.782    13.372         313
2013  .      13.129    12.563          32       13.291    12.742         380       13.372    12.833         264
---------    ------    ------         ---       ------    ------       -----       ------    ------       -----
American Funds Global Discovery(1)
2003  .       0.870     1.171          86        0.714     0.963       2,122        0.715     0.965         444
2004  .       1.171     1.270         242        0.963     1.046       3,532        0.965     1.050       1,584
2005  .       1.270     1.383         338        1.046     1.141       4,421        1.050     1.146       2,594
2006  .       1.383     1.594         359        1.141     1.318       3,939        1.146     1.326       2,637
2007  .       1.594     1.835         302        1.318     1.521       3,950        1.326     1.531       2,344
2008  .       1.835     0.990         242        1.521     0.822       3,054        1.531     0.828       1,903
2009  .       0.990     1.467         296        0.822     1.221       3,037        0.828     1.231       1,697
2010  .       1.467     1.587         262        1.221     1.323       2,596        1.231     1.336       1,568
2011  .       1.587     1.448         224        1.323     1.209       2,228        1.336     1.222       1,394
2012  .       1.448     1.714         231        1.209     1.434       1,829        1.222     1.451       1,329
2013  .       1.714     1.993         258        1.434     1.669       1,617        1.451     1.689       1,134
---------    ------    ------         ---       ------    ------       -----       ------    ------       -----
American Funds Global Growth and Income
2006  .       9.842    11.376          20       10.162    11.390         498       10.162    11.397         227
2007  .      11.376    12.589         115       11.390    12.630         771       11.397    12.650         496
2008  .      12.589     7.274         280       12.630     7.312       1,058       12.650     7.331         528
2009  .       7.274     9.982         167        7.312    10.055         841        7.331    10.091         527
2010  .       9.982    10.959         103       10.055    11.061         809       10.091    11.112         483
2011  .      10.959    10.242          99       11.061    10.357         626       11.112    10.415         390
2012  .      10.242    11.825          77       10.357    11.982         477       10.415    12.062         321
2013  .      11.825    14.231          65       11.982    14.449         439       12.062    14.560         294
---------    ------    ------         ---       ------    ------       -----       ------    ------       -----
American Funds Global Growth
2004  .       1.297     1.446       1,552        0.750     0.837      31,162        0.752     0.841       8,986
2005  .       1.446     1.620       2,014        0.837     0.940      37,155        0.841     0.945      14,289
2006  .       1.620     1.916       1,826        0.940     1.114      35,894        0.945     1.121      14,196
2007  .       1.916     2.162       1,612        1.114     1.259      32,709        1.121     1.269      13,749
2008  .       2.162     1.308       1,377        1.259     0.763      28,634        1.269     0.770      11,587
2009  .       1.308     1.828       1,179        0.763     1.069      24,738        0.770     1.079       9,565
2010  .       1.828     2.007       1,259        1.069     1.176      22,079        1.079     1.188       8,351
2011  .       2.007     1.796       1,143        1.176     1.054      18,164        1.188     1.066       6,491
2012  .       1.796     2.161       1,095        1.054     1.272      15,942        1.066     1.288       5,469
2013  .       2.161     2.742       1,148        1.272     1.617      15,030        1.288     1.639       5,540
---------    ------    ------       -----       ------    ------      ------       ------    ------      ------
American Funds Global Small Capitalization
2004  .       1.334     1.584       1,650        0.851     1.013      17,576        0.854     1.017       6,808
2005  .       1.584     1.950       1,906        1.013     1.249      20,779        1.017     1.256       9,751
2006  .       1.950     2.376       1,613        1.249     1.525      19,424        1.256     1.535       9,153
2007  .       2.376     2.833       1,389        1.525     1.822      17,814        1.535     1.836       8,076
2008  .       2.833     1.293       1,145        1.822     0.834      14,602        1.836     0.841       6,139
2009  .       1.293     2.049         708        0.834     1.323      12,214        0.841     1.336       5,505
2010  .       2.049     2.464         631        1.323     1.594      10,579        1.336     1.611       5,082
2011  .       2.464     1.956         458        1.594     1.268       8,759        1.611     1.283       4,413
2012  .       1.956     2.271         415        1.268     1.475       7,843        1.283     1.494       3,722
2013  .       2.271     2.861         377        1.475     1.862       7,131        1.494     1.888       3,325
---------    ------    ------       -----       ------    ------      ------       ------    ------      ------
American Funds Growth
2004  .       1.078     1.191      10,102        0.724     0.801     121,558        0.726     0.805      54,743
2005  .       1.191     1.359      14,180        0.801     0.916     139,756        0.805     0.921      69,726
2006  .       1.359     1.471      13,366        0.916     0.994     122,846        0.921     1.000      64,046
2007  .       1.471     1.624      11,788        0.994     1.099     110,759        1.000     1.107      55,024
2008  .       1.624     0.893      11,753        1.099     0.606     101,792        1.107     0.611      47,062
2009  .       0.893     1.223       9,560        0.606     0.831      91,502        0.611     0.839      38,673
2010  .       1.223     1.426       8,365        0.831     0.971      79,536        0.839     0.981      33,476
2011  .       1.426     1.341       6,944        0.971     0.914      64,905        0.981     0.925      28,454
2012  .       1.341     1.552       5,765        0.914     1.061      56,468        0.925     1.074      23,544
2013  .       1.552     1.984       4,727        1.061     1.358      46,667        1.074     1.377      19,933
---------    ------    ------      ------       ------    ------     -------       ------    ------      ------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2004  .       1.098      1.191      13,194         1.103      1.198      112,725        1.107      1.204       49,309
2005  .       1.191      1.237      18,532         1.198      1.248      127,110        1.204      1.255       65,111
2006  .       1.237      1.400      17,581         1.248      1.415      117,102        1.255      1.425       61,591
2007  .       1.400      1.445      14,277         1.415      1.463      105,497        1.425      1.474       54,658
2008  .       1.445      0.882      11,779         1.463      0.895       88,986        1.474      0.903       43,046
2009  .       0.882      1.137      10,115         0.895      1.156       77,500        0.903      1.167       36,054
2010  .       1.137      1.244       8,751         1.156      1.267       67,964        1.167      1.281       29,582
2011  .       1.244      1.199       7,464         1.267      1.224       55,770        1.281      1.239       24,844
2012  .       1.199      1.384       5,981         1.224      1.416       48,766        1.239      1.434       20,721
2013  .       1.384      1.815       4,993         1.416      1.860       39,816        1.434      1.885       17,463
---------     -----      -----      ------         -----      -----      -------        -----      -----       ------
American Funds High-Income Bond
2004  .       1.285      1.383       1,581         1.240      1.337       16,518        1.245      1.344        7,591
2005  .       1.383      1.388       2,386         1.337      1.345       17,840        1.344      1.353       10,141
2006  .       1.388      1.508       2,330         1.345      1.464       18,584        1.353      1.474       10,706
2007  .       1.508      1.501       1,837         1.464      1.460       17,035        1.474      1.471       10,433
2008  .       1.501      1.123       1,359         1.460      1.094       13,783        1.471      1.104        6,836
2009  .       1.123      1.532       1,893         1.094      1.496       13,506        1.104      1.511        6,839
2010  .       1.532      1.732       1,332         1.496      1.695       12,163        1.511      1.713        6,206
2011  .       1.732      1.733         953         1.695      1.700        9,649        1.713      1.720        5,101
2012  .       1.733      1.936         985         1.700      1.902        8,674        1.720      1.926        4,016
2013  .       1.936      2.027         815         1.902      1.995        6,645        1.926      2.023        3,383
---------     -----      -----      ------         -----      -----      -------        -----      -----       ------
American Funds International Growth and Income(SM)
2008  .       N/A         N/A         N/A          9.549     10.906            8       10.000     10.908            1*
2009  .      13.593     14.998          24        10.906     15.031          109       10.908     15.048           37
2010  .      14.998     15.750          12        15.031     15.817           62       15.048     15.851           41
2011  .      15.750     14.122           8        15.817     14.210           67       15.851     14.255           50
2012  .      14.122     16.159           8        14.210     16.293           64       14.255     16.360           40
2013  .      16.159     18.900           8        16.293     19.095           70       16.360     19.193           51
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds International
2004  .       1.201      1.407       2,237         0.687      0.806       31,285        0.689      0.810       14,301
2005  .       1.407      1.679       2,813         0.806      0.964       41,084        0.810      0.969       21,963
2006  .       1.679      1.962       3,081         0.964      1.129       40,106        0.969      1.136       21,381
2007  .       1.962      2.313       2,848         1.129      1.334       37,849        1.136      1.344       19,559
2008  .       2.313      1.315       2,498         1.334      0.760       32,904        1.344      0.766       16,455
2009  .       1.315      1.847       1,989         0.760      1.069       27,392        0.766      1.080       14,002
2010  .       1.847      1.946       1,644         1.069      1.129       23,852        1.080      1.140       12,181
2011  .       1.946      1.644       1,218         1.129      0.956       19,752        1.140      0.967       10,841
2012  .       1.644      1.904         996         0.956      1.109       17,662        0.967      1.123        9,033
2013  .       1.904      2.275         880         1.109      1.327       14,748        1.123      1.345        8,088
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A         N/A         N/A         10.267     10.211            1*       N/A         N/A         N/A
2013  .       N/A         N/A         N/A         10.211     12.117           40       10.868     12.131           15
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Managed Risk Blue Chip Income and Growth
2013  .       N/A         N/A         N/A         10.087     10.874            6        N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Managed Risk Growth
2013  .       N/A         N/A         N/A          9.878     11.036            6        N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Managed Risk Growth-Income
2013  .       N/A         N/A         N/A         10.154     11.163            1*       N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Managed Risk International
2013  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------
American Funds Mortgage Bond(SM)
2011  .      10.185     10.271           1*       10.246     10.283           13       10.200     10.290           12
2012  .      10.271     10.328           2        10.283     10.361           17       10.290     10.378           27
2013  .       N/A         N/A         N/A         10.361     10.026            9       10.378     10.052           11
---------    ------     ------      ------        ------     ------      -------       ------     ------       ------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds New World
2004  .       1.418      1.655         485         1.064      1.244        7,876        1.068      1.250       3,284
2005  .       1.655      1.963         678         1.244      1.479       10,543        1.250      1.487       5,454
2006  .       1.963      2.556         567         1.479      1.929       10,759        1.487      1.942       5,735
2007  .       2.556      3.319         557         1.929      2.510       10,557        1.942      2.529       5,052
2008  .       3.319      1.878         568         2.510      1.424        7,696        2.529      1.436       3,880
2009  .       1.878      2.761         551         1.424      2.097        7,783        1.436      2.117       3,328
2010  .       2.761      3.196         600         2.097      2.432        7,268        2.117      2.458       3,057
2011  .       3.196      2.701         429         2.432      2.060        5,831        2.458      2.084       2,499
2012  .       2.701      3.126         403         2.060      2.388        4,817        2.084      2.418       1,990
2013  .       3.126      3.420         329         2.388      2.618        3,897        2.418      2.653       1,737
---------     -----      -----         ---         -----      -----       ------        -----      -----       -----
American Funds U.S. Government/AAA-Rated Securities
2004  .       1.082      1.098       1,107         1.208      1.228       14,395        1.213      1.234       5,247
2005  .       1.098      1.104         967         1.228      1.238       14,079        1.234      1.245       5,552
2006  .       1.104      1.125         945         1.238      1.264       11,829        1.245      1.272       4,814
2007  .       1.125      1.177         752         1.264      1.325       11,545        1.272      1.335       5,342
2008  .       1.177      1.244       1,797         1.325      1.403       15,681        1.335      1.415       8,098
2009  .       1.244      1.252       1,634         1.403      1.415       15,890        1.415      1.429       6,837
2010  .       1.252      1.301       1,047         1.415      1.473       13,877        1.429      1.489       5,678
2011  .       1.301      1.374         992         1.473      1.559       11,205        1.489      1.578       5,260
2012  .       1.374      1.375         733         1.559      1.564       10,562        1.578      1.584       4,778
2013  .       1.375      1.309         730         1.564      1.492        8,466        1.584      1.512       3,968
---------     -----      -----       -----         -----      -----       ------        -----      -----       -----
LVIP American Balanced Allocation
2010  .       N/A         N/A         N/A         10.479     10.573           12       10.442     10.577         112
2011  .       N/A         N/A         N/A         10.573     10.339          359       10.577     10.353         249
2012  .      10.952     11.257           5        10.339     11.312          202       10.353     11.339         287
2013  .      11.257     12.669           7        11.312     12.756          171       11.339     12.800         249
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----
LVIP American Growth Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.668     10.247          15        10.677     10.276          190       10.682     10.291           1*
2012  .      10.247     11.347          14        10.276     11.402          175       10.291     11.429           1*
2013  .       N/A         N/A         N/A         11.402     13.188          209       11.429     13.233           1*
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----
LVIP American Income Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.348     10.417           3        10.356     10.447           38       10.361     10.462          13
2012  .      10.417     11.078           8        10.447     11.132           83       10.462     11.159          45
2013  .      11.078     11.813           1*       11.132     11.894          119       11.159     11.935          51
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----
LVIP American Preservation
2012  .       N/A         N/A         N/A         10.019      9.984           35       10.011      9.987          42
2013  .       9.977      9.659          12         9.984      9.685           52        N/A         N/A         N/A
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----
LVIP Managed Risk American Balanced Allocation
2012  .       9.929     10.126           2         9.945     10.142           69        9.920     10.150          10
2013  .      10.126     11.229          12        10.142     11.269           84       10.150     11.290          28
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----
LVIP Managed Risk American Growth Allocation
2012  .       N/A         N/A         N/A          9.828     10.205           67       10.017     10.213          39
2013  .       N/A         N/A         N/A         10.205     11.760           70       10.213     11.781          23
---------    ------     ------       -----        ------     ------       ------       ------     ------       -----



*     The numbers of accumulation units less than 500 were rounded up to one.



(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation
2005  .      10.219    10.673        49         10.000    10.685        514
2006  .      10.673    11.995       118         10.685    12.033      2,367
2007  .      11.995    12.528       203         12.033    12.592      3,601
2008  .      12.528     8.656       202         12.592     8.718      3,828
2009  .       8.656    10.519       220          8.718    10.616      3,774
2010  .      10.519    11.601       209         10.616    11.731      3,646
2011  .      11.601    11.518       200         11.731    11.671      3,063
2012  .      11.518    13.118       199         11.671    13.318      2,832
2013  .      13.118    15.905       191         13.318    16.180      2,694
---------    ------    ------       ---         ------    ------      -----
American Funds Blue Chip Income and Growth
2005  .      10.339    10.665        21         10.009    10.677        494
2006  .      10.665    12.274       103         10.677    12.313      1,700
2007  .      12.274    12.275       185         12.313    12.338      2,751
2008  .      12.275     7.639       184         12.338     7.694      3,152
2009  .       7.639     9.583       244          7.694     9.671      3,751
2010  .       9.583    10.551       233          9.671    10.669      3,590
2011  .      10.551    10.248       224         10.669    10.384      3,544
2012  .      10.248    11.440       214         10.384    11.615      3,292
2013  .      11.440    14.914       185         11.615    15.172      3,000
---------    ------    ------       ---         ------    ------      -----
American Funds Bond
2005  .      10.040     9.974        17          9.981     9.986        317
2006  .       9.974    10.460        58          9.986    10.493      1,121
2007  .      10.460    10.594       130         10.493    10.648      2,476
2008  .      10.594     9.413       135         10.648     9.481      2,769
2009  .       9.413    10.390       203          9.481    10.485      4,225
2010  .      10.390    10.841       172         10.485    10.962      3,914
2011  .      10.841    11.275       150         10.962    11.424      3,518
2012  .      11.275    11.645       148         11.424    11.823      3,396
2013  .      11.645    11.168       141         11.823    11.361      3,181
---------    ------    ------       ---         ------    ------      -----
American Funds Cash Management
2005  .      10.038    10.061         4         10.000    10.072        114
2006  .      10.061    10.314         5         10.072    10.346      1,095
2007  .      10.314    10.588        10         10.346    10.642      1,388
2008  .      10.588    10.575       124         10.642    10.651      2,225
2009  .      10.575    10.331        70         10.651    10.426      1,521
2010  .      10.331    10.091        67         10.426    10.204      1,307
2011  .      10.091     9.838        66         10.204     9.968      1,281
2012  .       9.838     9.601        84          9.968     9.747        851
2013  .       9.601     9.368        59          9.747     9.530      1,181
---------    ------    ------       ---         ------    ------      -----
American Funds Global Balanced(SM)
2011  .       9.521     9.553         4         10.009     9.565         57
2012  .       9.553    10.510         1*         9.565    10.545         71
2013  .      10.510    11.562         2         10.545    11.623        116
---------    ------    ------       ---         ------    ------      -----
American Funds Global Bond
2006  .       N/A      10.096         1*        10.260    10.098         25
2007  .      10.096    10.809        39         10.098    10.833        206
2008  .      10.809    10.964        38         10.833    11.010        728
2009  .      10.964    11.789        42         11.010    11.862      1,155
2010  .      11.789    12.160        58         11.862    12.260      1,258
2011  .      12.160    12.460        51         12.260    12.588      1,177
2012  .      12.460    12.970        45         12.588    13.129      1,157
2013  .      12.970    12.385        51         13.129    12.562      1,103
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation
2005  .      10.036    10.700      1,269        10.024    10.703       105
2006  .      10.700    12.080      3,805        10.703    12.089       317
2007  .      12.080    12.674      5,620        12.089    12.690       571
2008  .      12.674     8.796      6,218        12.690     8.812       798
2009  .       8.796    10.738      6,478         8.812    10.763       809
2010  .      10.738    11.895      6,168        10.763    11.928       751
2011  .      11.895    11.864      5,531        11.928    11.903       699
2012  .      11.864    13.573      5,093        11.903    13.624       667
2013  .      13.573    16.530      4,808        13.624    16.601       612
---------    ------    ------      -----        ------    ------       ---
American Funds Blue Chip Income and Growth
2005  .      10.000    10.692        661        10.174    10.695        73
2006  .      10.692    12.361      2,752        10.695    12.371       186
2007  .      12.361    12.418      4,493        12.371    12.434       336
2008  .      12.418     7.763      5,805        12.434     7.777       579
2009  .       7.763     9.782      6,344         7.777     9.804       567
2010  .       9.782    10.819      6,005         9.804    10.849       532
2011  .      10.819    10.556      5,464        10.849    10.591       565
2012  .      10.556    11.837      5,042        10.591    11.882       551
2013  .      11.837    15.501      4,492        11.882    15.567       525
---------    ------    ------      -----        ------    ------       ---
American Funds Bond
2005  .      10.017    10.000        529         9.988    10.003        41
2006  .      10.000    10.534      1,577        10.003    10.542       199
2007  .      10.534    10.717      3,163        10.542    10.731       373
2008  .      10.717     9.566      4,015        10.731     9.583       569
2009  .       9.566    10.606      5,631         9.583    10.630       639
2010  .      10.606    11.116      5,706        10.630    11.147       632
2011  .      11.116    11.613      5,022        11.147    11.651       632
2012  .      11.613    12.049      5,001        11.651    12.094       629
2013  .      12.049    11.607      4,504        12.094    11.657       627
---------    ------    ------      -----        ------    ------       ---
American Funds Cash Management
2005  .      10.000    10.087        179        10.025    10.090        10
2006  .      10.087    10.387        928        10.090    10.395        64
2007  .      10.387    10.711      1,602        10.395    10.725       200
2008  .      10.711    10.746      3,200        10.725    10.766       460
2009  .      10.746    10.546      2,242        10.766    10.570       326
2010  .      10.546    10.347      2,378        10.570    10.376       282
2011  .      10.347    10.134      1,825        10.376    10.167       384
2012  .      10.134     9.933      1,589        10.167     9.971       291
2013  .       9.933     9.737      1,327         9.971     9.778       211
---------    ------    ------      -----        ------    ------       ---
American Funds Global Balanced(SM)
2011  .       9.884     9.580        109        10.014     9.583        24
2012  .       9.580    10.587        199         9.583    10.596        24
2013  .      10.587    11.700        231        10.596    11.715        29
---------    ------    ------      -----        ------    ------       ---
American Funds Global Bond
2006  .      10.190    10.101         15         N/A        N/A        N/A
2007  .      10.101    10.863        558         9.972    10.869        43
2008  .      10.863    11.069      1,573        10.869    11.080       190
2009  .      11.069    11.955      2,214        11.080    11.973       232
2010  .      11.955    12.387      2,168        11.973    12.412       222
2011  .      12.387    12.750      2,099        12.412    12.782       257
2012  .      12.750    13.331      1,994        12.782    13.372       241
2013  .      13.331    12.788      1,951        13.372    12.833       258
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Discovery(1)
2005  .      10.188    11.173         1*        10.026    11.186         47
2006  .      11.173    12.859         5         11.186    12.899        250
2007  .      12.859    14.774        24         12.899    14.850        642
2008  .      14.774     7.952        25         14.850     8.009        684
2009  .       7.952    11.763        34          8.009    11.870        610
2010  .      11.763    12.700        28         11.870    12.842        581
2011  .      12.700    11.561        27         12.842    11.714        564
2012  .      11.561    13.657        28         11.714    13.866        477
2013  .      13.657    15.870        20         13.866    16.124        498
---------    ------    ------        --         ------    ------        ---
American Funds Global Growth and Income
2006  .      10.004    11.362       186          9.804    11.376        801
2007  .      11.362    12.549       293         11.376    12.589      2,718
2008  .      12.549     7.236       295         12.589     7.274      2,972
2009  .       7.236     9.910       213          7.274     9.982      2,392
2010  .       9.910    10.859       207          9.982    10.959      2,458
2011  .      10.859    10.127       189         10.959    10.241      2,148
2012  .      10.127    11.670       169         10.241    11.825      1,852
2013  .      11.670    14.016       163         11.825    14.231      1,720
---------    ------    ------       ---         ------    ------      -----
American Funds Global Growth
2005  .      10.112    11.384        15         10.023    11.397        324
2006  .      11.384    13.438        81         11.397    13.480      1,032
2007  .      13.438    15.128       157         13.480    15.206      2,309
2008  .      15.128     9.136       169         15.206     9.201      2,717
2009  .       9.136    12.743       135          9.201    12.860      2,166
2010  .      12.743    13.958       129         12.860    14.114      2,074
2011  .      13.958    12.466       122         14.114    12.631      1,961
2012  .      12.466    14.976       118         12.631    15.204      1,740
2013  .      14.976    18.963       120         15.204    19.290      2,012
---------    ------    ------       ---         ------    ------      -----
American Funds Global Small Capitalization
2005  .      10.182    11.985        18         10.026    11.998        238
2006  .      11.985    14.573        59         11.998    14.619        685
2007  .      14.573    17.346        93         14.619    17.435      1,182
2008  .      17.346     7.902        98         17.435     7.959      1,305
2009  .       7.902    12.493        75          7.959    12.608      1,043
2010  .      12.493    14.991        63         12.608    15.159      1,057
2011  .      14.991    11.881        59         15.159    12.038      1,008
2012  .      11.881    13.763        59         12.038    13.973        887
2013  .      13.763    17.305        73         13.973    17.604        862
---------    ------    ------       ---         ------    ------      -----
American Funds Growth
2005  .      10.311    11.200        83         10.000    11.213      1,367
2006  .      11.200    12.100       446         11.213    12.138      3,725
2007  .      12.100    13.325       612         12.138    13.394      5,993
2008  .      13.325     7.318       563         13.394     7.370      7,506
2009  .       7.318    10.000       604          7.370    10.092      8,373
2010  .      10.000    11.633       558         10.092    11.764      7,893
2011  .      11.633    10.915       508         11.764    11.060      7,135
2012  .      10.915    12.613       482         11.060    12.806      6,373
2013  .      12.613    16.085       437         12.806    16.364      5,687
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income
2005  .      10.146    10.541        71         10.000    10.553      1,536
2006  .      10.541    11.903       451         10.553    11.940      4,207
2007  .      11.903    12.256       569         11.940    12.319      6,898
2008  .      12.256     7.466       528         12.319     7.520      7,683
2009  .       7.466     9.605       535          7.520     9.693      8,324
2010  .       9.605    10.490       481          9.693    10.608      7,920
2011  .      10.490    10.094       447         10.608    10.228      7,042
2012  .      10.094    11.624       436         10.228    11.802      6,425
2013  .      11.624    15.211       414         11.802    15.474      5,719
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Discovery(1)
2005  .      10.000    11.202          90       10.034    11.205          9
2006  .      11.202    12.950         358       11.205    12.960         29
2007  .      12.950    14.946         632       12.960    14.965         53
2008  .      14.946     8.081         628       14.965     8.095         62
2009  .       8.081    12.007         601        8.095    12.034         60
2010  .      12.007    13.022         575       12.034    13.058         45
2011  .      13.022    11.908         506       13.058    11.947         36
2012  .      11.908    14.131         476       11.947    14.184         34
2013  .      14.131    16.447         432       14.184    16.513         30
---------    ------    ------         ---       ------    ------         --
American Funds Global Growth and Income
2006  .      10.162    11.394       1,772        9.826    11.397         43
2007  .      11.394    12.640       4,492       11.397    12.650        402
2008  .      12.640     7.322       5,141       12.650     7.331        538
2009  .       7.322    10.073       3,720        7.331    10.091        479
2010  .      10.073    11.087       3,612       10.091    11.112        426
2011  .      11.087    10.386       3,181       11.112    10.415        355
2012  .      10.386    12.022       2,746       10.415    12.062        318
2013  .      12.022    14.505       2,615       12.062    14.560        327
---------    ------    ------       -----       ------    ------        ---
American Funds Global Growth
2005  .      10.000    11.413         391       10.628    11.416         21
2006  .      11.413    13.533       1,364       11.416    13.544         90
2007  .      13.533    15.304       2,748       13.544    15.323        242
2008  .      15.304     9.284       3,459       15.323     9.300        386
2009  .       9.284    13.008       2,908        9.300    13.038        347
2010  .      13.008    14.312       2,719       13.038    14.352        336
2011  .      14.312    12.840       2,489       14.352    12.882        339
2012  .      12.840    15.495       2,182       12.882    15.554        341
2013  .      15.495    19.708       2,352       15.554    19.793        343
---------    ------    ------       -----       ------    ------        ---
American Funds Global Small Capitalization
2005  .      10.000    12.016         421       10.099    12.019         41
2006  .      12.016    14.676       1,283       12.019    14.688         97
2007  .      14.676    17.547       2,188       14.688    17.570        203
2008  .      17.547     8.030       2,436       17.570     8.044        206
2009  .       8.030    12.753       1,942        8.044    12.782        223
2010  .      12.753    15.372       1,747       12.782    15.414        184
2011  .      15.372    12.237       1,588       15.414    12.278        179
2012  .      12.237    14.240       1,395       12.278    14.294        157
2013  .      14.240    17.986       1,295       14.294    18.063        138
---------    ------    ------       -----       ------    ------        ---
American Funds Growth
2005  .      10.000    11.229       1,557       10.094    11.232        100
2006  .      11.229    12.186       5,472       11.232    12.196        343
2007  .      12.186    13.480       9,319       12.196    13.498        904
2008  .      13.480     7.437      12,390       13.498     7.450      1,272
2009  .       7.437    10.208      14,722        7.450    10.231      1,463
2010  .      10.208    11.929      13,441       10.231    11.962      1,327
2011  .      11.929    11.243      12,038       11.962    11.280      1,194
2012  .      11.243    13.050      10,790       11.280    13.100      1,075
2013  .      13.050    16.718       9,642       13.100    16.790        994
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income
2005  .      10.000    10.568       1,872       10.029    10.571        157
2006  .      10.568    11.987       5,923       10.571    11.997        424
2007  .      11.987    12.398       9,333       11.997    12.414        909
2008  .      12.398     7.587      10,689       12.414     7.601      1,205
2009  .       7.587     9.804      11,946        7.601     9.827      1,292
2010  .       9.804    10.757      10,995        9.827    10.787      1,177
2011  .      10.757    10.397      10,026       10.787    10.431      1,082
2012  .      10.397    12.027       9,086       10.431    12.073      1,065
2013  .      12.027    15.809       8,181       12.073    15.877        964
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds High-Income Bond
2005  .      10.018    10.160        18         10.000    10.172        457
2006  .      10.160    11.013        42         10.172    11.048        947
2007  .      11.013    10.939        67         11.048    10.996      1,330
2008  .      10.939     8.167        57         10.996     8.225      1,667
2009  .       8.167    11.123        79          8.225    11.225      1,587
2010  .      11.123    12.546        75         11.225    12.686      1,423
2011  .      12.546    12.534        87         12.686    12.699      1,345
2012  .      12.534    13.969        86         12.699    14.182      1,029
2013  .      13.969    14.597        82         14.182    14.849        995
---------    ------    ------        --         ------    ------      -----
American Funds International Growth and Income(SM)
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .      10.003    14.964         1*        11.071    14.998         51
2010  .      14.964    15.684        18         14.998    15.750         71
2011  .      15.684    14.034        18         15.750    14.122         84
2012  .      14.034    16.027        18         14.122    16.159         63
2013  .      16.027    18.708        18         16.159    18.900         64
---------    ------    ------       ---         ------    ------      -----
American Funds International
2005  .      10.127    11.998        17         10.000    12.011        412
2006  .      11.998    13.992        91         12.011    14.036      1,613
2007  .      13.992    16.461       187         14.036    16.546      2,802
2008  .      16.461     9.338       196         16.546     9.405      3,325
2009  .       9.338    13.096       179          9.405    13.216      2,717
2010  .      13.096    13.765       172         13.216    13.919      2,660
2011  .      13.765    11.608       161         13.919    11.762      2,502
2012  .      11.608    13.416       144         11.762    13.620      2,324
2013  .      13.416    15.995       140         13.620    16.272      2,077
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A         10.418    12.090        149
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Blue Chip Income and Growth
2013  .       N/A        N/A        N/A          9.855    10.860         19
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Growth
2013  .       N/A        N/A        N/A         10.001    11.022          9
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk Growth-Income
2013  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
American Funds Managed Risk International
2013  .       N/A        N/A        N/A         10.181    10.574          2
---------    ------    ------       ---         ------    ------      -----
American Funds Mortgage Bond(SM)
2011  .      10.175    10.258         3         10.186    10.271         16
2012  .      10.258    10.294         1*        10.271    10.328         51
2013  .      10.294     9.921         1*        10.328     9.973         47
---------    ------    ------       ---         ------    ------      -----
American Funds New World
2005  .      10.346    11.627         5         10.012    11.641        248
2006  .      11.627    15.112        43         11.641    15.159        617
2007  .      15.112    19.584        78         15.159    19.685      1,148
2008  .      19.584    11.062        80         19.685    11.141      1,244
2009  .      11.062    16.226        63         11.141    16.375      1,085
2010  .      16.226    18.748        56         16.375    18.958      1,094
2011  .      18.748    15.814        41         18.958    16.023        993
2012  .      15.814    18.263        41         16.023    18.542        846
2013  .      18.263    19.938        39         18.542    20.283        791
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds High-Income Bond
2005  .      10.015    10.186        319        10.034    10.189        20
2006  .      10.186    11.091      1,055        10.189    11.100        88
2007  .      11.091    11.067      1,866        11.100    11.081       180
2008  .      11.067     8.299      2,226        11.081     8.314       277
2009  .       8.299    11.354      2,298         8.314    11.380       281
2010  .      11.354    12.864      1,948        11.380    12.900       246
2011  .      12.864    12.910      1,799        12.900    12.952       187
2012  .      12.910    14.453      1,798        12.952    14.508       178
2013  .      14.453    15.170      1,688        14.508    15.236       182
---------    ------    ------      -----        ------    ------       ---
American Funds International Growth and Income(SM)
2008  .      10.245    10.907          6         N/A        N/A        N/A
2009  .      10.907    15.040         90        10.113    15.048         8
2010  .      15.040    15.834        135        15.048    15.851        19
2011  .      15.834    14.232        133        15.851    14.254        29
2012  .      14.232    16.326        146        14.254    16.360        20
2013  .      16.326    19.144        149        16.360    19.193        19
---------    ------    ------      -----        ------    ------       ---
American Funds International
2005  .      10.010    12.028        601        10.085    12.032        65
2006  .      12.028    14.091      2,541        12.032    14.102       190
2007  .      14.091    16.652      4,416        14.102    16.674       487
2008  .      16.652     9.489      5,117        16.674     9.506       568
2009  .       9.489    13.368      4,295         9.506    13.398       475
2010  .      13.368    14.114      4,035        13.398    14.154       421
2011  .      14.114    11.956      3,902        14.154    11.996       408
2012  .      11.956    13.881      3,491        11.996    13.933       390
2013  .      13.881    16.624      3,219        13.933    16.696       348
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Asset Allocation(SM)
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .      10.422    12.124         25        10.627    12.131         2
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Blue Chip Income and Growth
2013  .      10.090    10.878          7         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth
2013  .      10.196    11.039         41         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk Growth-Income
2013  .      10.237    11.167         19         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
American Funds Managed Risk International
2013  .       N/A        N/A        N/A         10.151    10.594         3
---------    ------    ------      -----        ------    ------       ---
American Funds Mortgage Bond(SM)
2011  .      10.052    10.287        156         N/A        N/A        N/A
2012  .      10.287    10.370        232        10.315    10.378        36
2013  .      10.370    10.039        117        10.378    10.052        23
---------    ------    ------      -----        ------    ------       ---
American Funds New World
2005  .      10.025    11.657        334        10.073    11.660        22
2006  .      11.657    15.219      1,043        11.660    15.231        44
2007  .      15.219    19.812      1,963        15.231    19.837       153
2008  .      19.812    11.241      2,247        19.837    11.261       182
2009  .      11.241    16.564      1,890        11.261    16.601       225
2010  .      16.564    19.224      1,767        16.601    19.278       222
2011  .      19.224    16.288      1,558        19.278    16.342       155
2012  .      16.288    18.896      1,326        16.342    18.967       169
2013  .      18.896    20.722      1,220        18.967    20.811       159
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds U.S. Government/AAA-Rated Securities
2005  .       9.935     9.902         2          9.999     9.914         86
2006  .       9.902    10.070        13          9.914    10.102        322
2007  .      10.070    10.511        50         10.102    10.565        951
2008  .      10.511    11.089       155         10.565    11.168      2,109
2009  .      11.089    11.141       174         11.168    11.244      2,599
2010  .      11.141    11.548       106         11.244    11.678      2,189
2011  .      11.548    12.177        69         11.678    12.338      2,148
2012  .      12.177    12.163        69         12.338    12.349      2,477
2013  .      12.163    11.556        64         12.349    11.756      1,824
---------    ------    ------       ---         ------    ------      -----
LVIP American Balanced Allocation
2010  .       N/A        N/A        N/A         10.430    10.564        331
2011  .       N/A        N/A        N/A         10.564    10.309        134
2012  .      10.953    11.203         5         10.309    11.257        180
2013  .      11.203    12.583         5         11.257    12.669        190
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2010  .       N/A        N/A        N/A         10.470    10.668         25
2011  .      10.659    10.218         3         10.668    10.247        172
2012  .      10.218    11.292         3         10.247    11.347        183
2013  .      11.292    13.009         3         11.347    13.098        242
---------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2010  .       N/A        N/A        N/A         10.226    10.348         13
2011  .       N/A        N/A        N/A         10.348    10.417         62
2012  .       N/A        N/A        N/A         10.417    11.078         74
2013  .       N/A        N/A        N/A         11.078    11.813         62
---------    ------    ------       ---         ------    ------      -----
LVIP American Preservation
2012  .       N/A        N/A        N/A          N/A        N/A        N/A
2013  .       N/A        N/A        N/A          9.969     9.659         40
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk American Balanced Allocation
2012  .       N/A        N/A        N/A          9.775    10.126         66
2013  .       N/A        N/A        N/A         10.126    11.229        163
---------    ------    ------       ---         ------    ------      -----
LVIP Managed Risk American Growth Allocation
2012  .       N/A        N/A        N/A          9.791    10.189         52
2013  .      10.172    11.676         5         10.189    11.717         77
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds U.S. Government/AAA-Rated Securities
2005  .      10.016     9.928        106         9.940     9.930        10
2006  .       9.928    10.142        421         9.930    10.150        61
2007  .      10.142    10.633        965        10.150    10.647       150
2008  .      10.633    11.269      2,714        10.647    11.289       520
2009  .      11.269    11.373      3,556        11.289    11.399       465
2010  .      11.373    11.841      3,459        11.399    11.874       381
2011  .      11.841    12.543      3,435        11.874    12.584       289
2012  .      12.543    12.585      3,218        12.584    12.633       302
2013  .      12.585    12.010      2,894        12.633    12.062       295
---------    ------    ------      -----        ------    ------       ---
LVIP American Balanced Allocation
2010  .      10.365    10.575          3        10.472    10.577        18
2011  .      10.575    10.346        366         N/A        N/A        N/A
2012  .      10.346    11.326        532        11.043    11.339        12
2013  .      11.326    12.778        613        11.339    12.800        12
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth Allocation
2010  .      10.528    10.679          7         N/A        N/A        N/A
2011  .      10.679    10.284        249        10.682    10.291         9
2012  .      10.284    11.416        409        10.291    11.429        49
2013  .      11.416    13.211        481        11.429    13.233        50
---------    ------    ------      -----        ------    ------       ---
LVIP American Income Allocation
2010  .      10.280    10.359         54         N/A        N/A        N/A
2011  .      10.359    10.454        155         N/A        N/A        N/A
2012  .      10.454    11.145        209         N/A        N/A        N/A
2013  .      11.145    11.914        228        11.159    11.935         3
---------    ------    ------      -----        ------    ------       ---
LVIP American Preservation
2012  .      10.008     9.986         96         N/A        N/A        N/A
2013  .       9.986     9.691        251         9.692     9.698         8
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk American Balanced Allocation
2012  .       9.613    10.146        216         9.690    10.150         2
2013  .      10.146    11.279        206        10.150    11.290        34
---------    ------    ------      -----        ------    ------       ---
LVIP Managed Risk American Growth Allocation
2012  .       9.757    10.209        293         9.615    10.213         1*
2013  .      10.209    11.770        312        10.213    11.781        22
---------    ------    ------      -----        ------    ------       ---



*     The numbers of accumulation units less than 500 were rounded up to one.



(1) Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix C - Discontinued Living Benefit Riders

The Living Benefit Riders described in this Appendix are unavailable for purchase as of June 30, 2009. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders prior to June 30, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.


i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts - Living Benefit Riders).


Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.


The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments plus applicable Bonus Credits made within 90 days of rider election) over your Contract Value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment option until the seventh Benefit Year anniversary is to allocate 100% of your Contract Value to the American Legacy Fundamental Income Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: to allocate 100% of your Contract Value to the Asset Allocation Fund Subaccount or to one of the two asset allocation models - the American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model. You may not transfer Contract Value out of these Subaccounts/models to any other Subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other Subaccounts in your contract, subject to Investment Requirements.

We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (or your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:


    Initial Purchase Payment...................    $100,000
    Additional Purchase Payment in Year 2......    $ 95,000   No change to charge
    Additional Purchase Payment in Year 3......    $ 50,000   Charge will be the then current charge
    Additional Purchase Payment in Year 4......    $ 25,000   Charge will be the then current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, and applicable Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment (and Bonus Credit). Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.



Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial Purchase Payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional Purchase Payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional Purchase Payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000
Purchase Payment and $400 Bonus Credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the

Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:

   a.The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 591/2 or older or the Contractowner and spouse (joint life option) are age 65 or older.

   b.If the Contractowner/Annuitant (single life option) is under age 591/2 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 591/2 (single life) or 65 (joint life):


                                                                     Potential for   Length of 5%
                                             Contract   Guaranteed     Charge to     Enhancement
                                               Value      Amount         Change         Period
                                            ---------- ------------ --------------- -------------
      Initial Purchase Payment $50,000 + 3%
       Bonus Credit........................  $51,500      $51,500         No              10
      1st Benefit Year anniversary.........  $54,000      $54,075         No               9
      2nd Benefit Year anniversary.........  $53,900      $56,779         No               8
      3rd Benefit Year anniversary.........  $57,000      $59,618         No               7
      4th Benefit Year anniversary.........  $64,000      $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the Contract Value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618) and a new 10-year Enhancement period began.

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For Contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments, including Bonus Credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1)any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2)an Excess Withdrawal (defined below) has occurred; or

   3)cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial Purchase Payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 591/2 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b.5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2.the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 591/2 and the Contractowner and spouse (joint life) are both older than 65):


                                                             Contract   Guaranteed    Maximum Annual
                                                               Value      Amount     Withdrawal Amount
                                                            ---------- ------------ ------------------
      Initial Purchase Payment $50,000 + 3% Bonus Credit     $51,500      $51,500         $2,575
      1st Benefit Year anniversary.........................  $54,000      $54,000         $2,700
      2nd Benefit Year anniversary.........................  $51,000      $51,300         $2,700
      3rd Benefit Year anniversary.........................  $57,000      $57,000         $2,850
      4th Benefit Year anniversary.........................  $64,000      $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
and

     3.No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1.The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3.The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The Contract Value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 Contract Value ($6,800 / $54,800)

Contract Value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the Contractowner, is age 591/2 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1.The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);


     2.The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3.The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4.The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 Purchase Payment + $4,000 Bonus Credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a Contract Value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.


Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount, (plus any Purchase Payments and applicable Bonus Credits made within 90 days of the rider effective date) over your current Contract Value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.


You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial Purchase Payment of

$100,000 with a 4% Bonus Credit of $4,000; Initial Guaranteed Amount of
$104,000.

On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment option until the seventh Benefit Year anniversary is to allocate 100% of your Contract Value to the American Legacy Fundamental Income Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the to allocate 100% of your Contract Value to the Asset Allocation Fund Subaccount or to one of the two asset allocation models - the American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model. You may not transfer Contract Value out of these Subaccounts/models to any other Subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other Subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.


The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.


Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.


General Provisions

Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the Contractowner or Annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg.
TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a)Contract Value $80,000

     b)Sum of Purchase Payments $100,000

     c)Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculations as follows:

     a)$80,000 - $9,000 = $71,000 (Reduction $9,000)

     b)$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
   $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c)$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
   The entire $9,000 withdrawal reduces the Death Benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment plus the amount of any Bonus Credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the Annuitant).


Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made and any Bonus Credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a.the Contractowner or joint owner is still living; and b.the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a.each Contractowner and Annuitant is under age 81; and

b.the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):


                                                            Contract Value   Guaranteed Amount
                                                           ---------------- ------------------
      Initial Purchase Payment $50,000 (3% Bonus Credit) .      $51,500           $51,500
      1st Benefit Year anniversary........................      $54,000           $54,000
      2nd Benefit Year anniversary........................      $53,900           $54,000
      3rd Benefit Year anniversary........................      $57,000           $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a.the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b.7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1.the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2.the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM)

Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1.The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2.The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
Initial Guaranteed Amount of $104,000 equals $100,000 Purchase Payment and 4% Bonus Credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or

2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or

3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln

SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a.the Contractowner (and spouse if applicable) is age 65;

b.the contract is currently within a ten-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new ten-year automatic step-up period) (the Contractowner must be eligible to elect a step-up i.e. all Contractowners and the Annuitant must be alive and under age 81); and

c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a Bonus Credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.


Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.


If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.


If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage (or "4LATER (Reg. TM)") is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge. The 4LATER (Reg. TM) Advantage rider is no longer available for purchase.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.


Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the Purchase Payments and any Bonus Credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER (Reg. TM) Effective Date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments and any Bonus Credits. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.


As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and any Bonus Credit and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments, corresponding Bonus Credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any Purchase Payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit, plus 15% of that Purchase Payment and Bonus Credit.

Example:


        Initial Purchase Payment and corresponding Bonus Credit............    $104,000
        Purchase Payment and corresponding Bonus Credit 60 days later......    $ 10,400
                                                                               --------
        Income Base........................................................    $114,400
        Future Income Base (during the 1st Waiting Period).................    $131,560   ($114,400 x 115%)
        Income Base (after 1st Waiting Period).............................    $131,560
        New Future Income Base (during 2nd Waiting Period).................    $151,294   ($131,560 x 115%)

Any Purchase Payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit plus 15% of that Purchase Payment and corresponding Bonus Credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


   Income Base....................................................    $104,000
   Purchase Payment and corresponding Bonus Credit in Year 2......    $ 10,400
                                                                      --------
   New Income Base................................................    $114,400
   Future Income Base (during 1st Waiting Period-Year 2)..........    $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                                 ($10,400 x 15% x 1/3)
   Income Base (after 1st Waiting Period).........................    $130,520
   New Future Income Base (during 2nd Waiting Period).............    $150,098   ($130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments and corresponding Bonus Credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.

Example:

   Income Base.................................  $104,000   Maximum Income Base...................  $208,000
   Purchase Payment and corresponding Bonus
    Credit in Year 2...........................  $ 10,400   Increase to Maximum Income Base.......  $ 20,800
   New Income Base.............................  $114,400   New Maximum Income Base...............  $228,800
   Future Income Base after Purchase Payment...  $130,520   Maximum Income Base...................  $228,800
   Income Base (after 1st Waiting Period)......  $130,520
   Future Income Base (during 2nd Waiting Period)$150,098   Maximum Income Base...................  $228,800
   Contract Value in Year 4....................  $112,000
   Withdrawal of 10%...........................  $ 11,200
   After Withdrawal (10% adjustment)
   Contract Value..............................  $100,800
   Income Base.................................  $117,468
   Future Income Base..........................  $135,088   Maximum Income Base...................  $205,920

Resets of the Income Base to the current Contract Value ("Resets"). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the Contract Value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the Contract Value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM)

Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years

Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355
- $6,375 = 84%
New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
 o the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
 o the last day that you can elect i4LIFE (Reg. TM) Advantage (age 85 for qualified contracts and age 99 for non-qualified contracts).

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the Annuitant (or, the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
 o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it.

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Appendix D - Lincoln Life Variable Annuity Contracts Eligible for Inclusion in Owner's Investment
The American Legacy (Reg. TM)

American Legacy II (Reg. TM)

American Legacy III (Reg. TM)

American Legacy III (Reg. TM) B Class

American Legacy III (Reg. TM) C Share

American Legacy III (Reg. TM) Plus

American Legacy III (Reg. TM) View

American Legacy Shareholder's Advantage (Reg. TM)

American Legacy Shareholder's Advantage (Reg. TM) A Class

American Legacy (Reg. TM) Design

American Legacy (Reg. TM) Signature

American Legacy (Reg. TM) Fusion

American Legacy (Reg. TM) Series

Multi-Fund (Reg. TM)

Multi-Fund (Reg. TM) 5

Lincoln ChoicePlusSM

Lincoln ChoicePlusSM Access

Lincoln ChoicePlusSM Bonus

Lincoln ChoicePlus IISM

Lincoln ChoicePlus IISM Access

Lincoln ChoicePlus IISM Bonus

Lincoln ChoicePlus IISM Advance

Lincoln ChoicePlus AssuranceSM (A Share)

Lincoln ChoicePlus AssuranceSM (A Class)

Lincoln ChoicePlus AssuranceSM (B Share)

Lincoln ChoicePlus AssuranceSM (B Class)

Lincoln ChoicePlus AssuranceSM (C Share)

Lincoln ChoicePlus AssuranceSM (L Share)

Lincoln ChoicePlus AssuranceSM (Bonus)


Lincoln ChoicePlus AssuranceSM (Prime)

Lincoln ChoicePlusSM Design


Lincoln ChoicePlusSM Rollover

Lincoln ChoicePlusSM Signature

Lincoln ChoicePlusSM Fusion

Lincoln InvestmentSolutionsSM

Lincoln ChoicePlus AssuranceSM Series

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Appendix E-Guaranteed Income Benefit Percentages For Previous Rider Elections

 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21,
                             2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to May 21,
                                     2012.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                       Guaranteed Amount
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

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American Legacy III (Reg. TM) Plus
Lincoln National Variable Annuity Account H (Registrant)

The Lincoln National Life Insurance Company (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy III (Reg. TM) Plus prospectus of Lincoln National Variable Annuity Account H dated May 1, 2014. You may obtain a copy of the American Legacy III (Reg. TM) Plus prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.



Table of Contents







Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                            Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
Unclaimed Property                              B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account H as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $267,405,771, $273,951,455 and $314,518,074 to LFN and Selling Firms in 2011, 2012 and 2013 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES


         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION


                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                          SURRENDER CHARGE CALCULATION


                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                 1 + INTEREST ADJUSTMENT FORMULA CALCULATION

Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION


                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658



                             * BOY = beginning of year

                                        ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in

AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 consolidated financial statements of Lincoln Life appear on the following pages.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

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ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

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plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

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The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

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to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

              LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                MORTALITY &
                                                                                                                EXPENSE
                                                                 CONTRACT                        CONTRACT       GUARANTEE
                                                                 PURCHASES                       REDEMPTIONS    CHARGES
                                                                 DUE FROM                        DUE TO         PAYABLE TO
                                                                 THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                                 NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                                 INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                        INVESTMENTS    COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1        $    485,328,330   $        --   $   485,328,330  $    57,553      $  18,753
American Funds Asset Allocation Class 2           3,321,275,033            --     3,321,275,033      494,651        128,990
American Funds Blue Chip Income and
   Growth Class 1                                   126,755,418            --       126,755,418       18,970          4,992
American Funds Blue Chip Income and
   Growth Class 2                                 2,906,164,343            --     2,906,164,343    2,149,085        113,986
American Funds Bond Class 1                         169,968,607            --       169,968,607       88,629          6,824
American Funds Bond Class 2                       2,969,710,565            --     2,969,710,565    1,064,212        121,065
American Funds Cash Management Class 1               45,338,334            --        45,338,334      412,560          1,763
American Funds Cash Management Class 2              377,765,138     1,738,647       379,503,785           --         15,506
American Funds Global Balanced Class 2              149,883,745        32,006       149,915,751           --          6,369
American Funds Global Bond Class 1                   52,247,220            --        52,247,220       88,154          2,190
American Funds Global Bond Class 2                1,255,309,595       749,459     1,256,059,054           --         53,320
American Funds Global Growth Class 1                129,391,631           858       129,392,489           --          5,001
American Funds Global Growth Class 2              1,896,920,333            --     1,896,920,333    1,691,324         76,626
American Funds Global Growth and Income
   Class 1                                           70,296,831        55,447        70,352,278           --          2,780
American Funds Global Growth and Income
   Class 2                                        1,419,670,318            --     1,419,670,318      169,960         57,338
American Funds Global Small Capitalization
   Class 1                                           95,124,852            --        95,124,852        5,432          3,646
American Funds Global Small Capitalization
   Class 2                                          951,892,803            --       951,892,803       91,747         38,335
American Funds Growth Class 1                     1,431,775,697            --     1,431,775,697      610,611         54,328
American Funds Growth Class 2                     5,685,563,006            --     5,685,563,006    3,653,641        234,272
American Funds Growth-Income Class 1              1,555,948,946            --     1,555,948,946      573,653         59,430
American Funds Growth-Income Class 2              5,840,495,502            --     5,840,495,502    4,296,420        229,500
American Funds High-Income Bond Class 1             137,624,660            --       137,624,660        4,394          5,275
American Funds High-Income Bond Class 2           1,008,254,562       776,888     1,009,031,450           --         40,654
American Funds International Class 1                618,289,604        94,166       618,383,770           --         23,522
American Funds International Class 2              1,970,474,655            --     1,970,474,655    1,206,833         81,973
American Funds International Growth and
   Income Class 1                                    17,890,227            --        17,890,227           52            714
American Funds International Growth and
   Income Class 2                                   247,769,677            --       247,769,677       16,957         10,113
American Funds Managed Risk Asset
   Allocation Class P2                              216,023,906     1,990,756       218,014,662           --         10,346
American Funds Managed Risk Blue Chip
   Income and Growth Class P2                        19,544,252        89,423        19,633,675           --            905
American Funds Managed Risk Growth
   Class P2                                          21,638,619       123,986        21,762,605           --            980
American Funds Managed Risk
   Growth-Income Class P2                            16,014,423        53,986        16,068,409           --            751
American Funds Managed Risk International
   Class P2                                          11,091,969        86,953        11,178,922           --            506
American Funds Mortgage Class 2                      47,822,269            --        47,822,269       40,031          2,211
American Funds New World Class 1                     73,813,095           808        73,813,903           --          2,866
American Funds New World Class 2                    917,010,222            --       917,010,222      271,463         37,643
American Funds U.S. Government/AAA-Rated
   Securities Class 1                               136,945,638         1,312       136,946,950           --          5,393
American Funds U.S. Government/AAA-Rated
   Securities Class 2                             1,718,266,532       200,321     1,718,466,853           --         73,779










SUBACCOUNT                                        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1        $   485,252,024
American Funds Asset Allocation Class 2          3,320,651,392
American Funds Blue Chip Income and
   Growth Class 1                                  126,731,456
American Funds Blue Chip Income and
   Growth Class 2                                2,903,901,272
American Funds Bond Class 1                        169,873,154
American Funds Bond Class 2                      2,968,525,288
American Funds Cash Management Class 1              44,924,011
American Funds Cash Management Class 2             379,488,279
American Funds Global Balanced Class 2             149,909,382
American Funds Global Bond Class 1                  52,156,876
American Funds Global Bond Class 2               1,256,005,734
American Funds Global Growth Class 1               129,387,488
American Funds Global Growth Class 2             1,895,152,383
American Funds Global Growth and Income
   Class 1                                          70,349,498
American Funds Global Growth and Income
   Class 2                                       1,419,443,020
American Funds Global Small Capitalization
   Class 1                                          95,115,774
American Funds Global Small Capitalization
   Class 2                                         951,762,721
American Funds Growth Class 1                    1,431,110,758
American Funds Growth Class 2                    5,681,675,093
American Funds Growth-Income Class 1             1,555,315,863
American Funds Growth-Income Class 2             5,835,969,582
American Funds High-Income Bond Class 1            137,614,991
American Funds High-Income Bond Class 2          1,008,990,796
American Funds International Class 1               618,360,248
American Funds International Class 2             1,969,185,849
American Funds International Growth and
   Income Class 1                                   17,889,461
American Funds International Growth and
   Income Class 2                                  247,742,607
American Funds Managed Risk Asset
   Allocation Class P2                             218,004,316
American Funds Managed Risk Blue Chip
   Income and Growth Class P2                       19,632,770
American Funds Managed Risk Growth
   Class P2                                         21,761,625
American Funds Managed Risk
   Growth-Income Class P2                           16,067,658
American Funds Managed Risk International
   Class P2                                         11,178,416
American Funds Mortgage Class 2                     47,780,027
American Funds New World Class 1                    73,811,037
American Funds New World Class 2                   916,701,116
American Funds U.S. Government/AAA-Rated
   Securities Class 1                              136,941,557
American Funds U.S. Government/AAA-Rated
   Securities Class 2                            1,718,393,074





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

DECEMBER 31, 2013



                                                                                                             MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                        CONTRACT       GUARANTEE
                                                              PURCHASES                       REDEMPTIONS    CHARGES
                                                              DUE FROM                        DUE TO         PAYABLE TO
                                                              THE LINCOLN                     THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                   NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                       INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS    COMPANY          TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Balanced Allocation Standard
   Class                                    $     20,428,637   $        --   $    20,428,637  $   150,007      $     881
LVIP American Balanced Allocation Service
   Class                                         744,160,854            --       744,160,854    1,497,461         34,461
LVIP American Growth Allocation Standard
   Class                                          13,780,514            --        13,780,514           --            624
LVIP American Growth Allocation Service
   Class                                         758,155,712            --       758,155,712    1,671,042         33,907
LVIP American Income Allocation Standard
   Class                                           6,260,149            --         6,260,149           --            258
LVIP American Income Allocation Service
   Class                                         199,875,008     1,496,791       201,371,799           --          9,169
LVIP American Preservation Service Class         156,451,112            --       156,451,112      909,555          7,088
LVIP Managed Risk American Balanced
   Allocation Service Class                    1,323,692,019       823,520     1,324,515,539           --         57,796
LVIP Managed Risk American Growth
   Allocation Service Class                    2,456,641,346     4,381,851     2,461,023,197           --        107,683










SUBACCOUNT                                     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Balanced Allocation Standard
   Class                                    $    20,277,749
LVIP American Balanced Allocation Service
   Class                                        742,628,932
LVIP American Growth Allocation Standard
   Class                                         13,779,890
LVIP American Growth Allocation Service
   Class                                        756,450,763
LVIP American Income Allocation Standard
   Class                                          6,259,891
LVIP American Income Allocation Service
   Class                                        201,362,630
LVIP American Preservation Service Class        155,534,469
LVIP Managed Risk American Balanced
   Allocation Service Class                   1,324,457,743
LVIP Managed Risk American Growth
   Allocation Service Class                   2,460,915,514





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                              DIVIDENDS
                                                                              FROM          MORTALITY AND       NET
                                                                              INVESTMENT    EXPENSE             INVESTMENT
SUBACCOUNT                                                                    INCOME        GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $   7,752,759    $   (6,575,389)   $    1,177,370
American Funds Asset Allocation Class 2                                         45,697,363       (44,965,692)          731,671
American Funds Blue Chip Income and Growth Class 1                               2,509,791        (1,669,679)          840,112
American Funds Blue Chip Income and Growth Class 2                              51,465,949       (39,269,417)       12,196,532
American Funds Bond Class 1                                                      3,577,282        (2,712,835)          864,447
American Funds Bond Class 2                                                     54,565,980       (45,892,194)        8,673,786
American Funds Cash Management Class 1                                                  --          (660,554)         (660,554)
American Funds Cash Management Class 2                                                  --        (6,146,585)       (6,146,585)
American Funds Global Balanced Class 2                                           1,999,237        (2,079,850)          (80,613)
American Funds Global Bond Class 1                                                      --          (856,144)         (856,144)
American Funds Global Bond Class 2                                                      --       (19,565,508)      (19,565,508)
American Funds Global Discovery Class 1                                             69,861           (85,669)          (15,808)
American Funds Global Discovery Class 2                                            784,060        (1,295,281)         (511,221)
American Funds Global Growth Class 1                                             1,754,369        (1,621,645)          132,724
American Funds Global Growth Class 2                                            21,691,858       (24,996,044)       (3,304,186)
American Funds Global Growth and Income Class 1                                  2,318,411          (959,123)        1,359,288
American Funds Global Growth and Income Class 2                                 43,315,246       (19,941,248)       23,373,998
American Funds Global Small Capitalization Class 1                                 816,705        (1,278,727)         (462,022)
American Funds Global Small Capitalization Class 2                               7,764,917       (13,212,286)       (5,447,369)
American Funds Growth Class 1                                                   15,518,911       (18,557,917)       (3,039,006)
American Funds Growth Class 2                                                   49,327,931       (81,320,269)      (31,992,338)
American Funds Growth-Income Class 1                                            22,601,447       (20,202,133)        2,399,314
American Funds Growth-Income Class 2                                            72,192,735       (78,815,647)       (6,622,912)
American Funds High-Income Bond Class 1                                          9,392,869        (2,026,316)        7,366,553
American Funds High-Income Bond Class 2                                         66,597,211       (15,174,031)       51,423,180
American Funds International Class 1                                             9,312,632        (8,237,061)        1,075,571
American Funds International Class 2                                            25,154,350       (28,589,086)       (3,434,736)
American Funds International Growth and Income Class 1                             461,087          (236,922)          224,165
American Funds International Growth and Income Class 2                           5,822,621        (3,491,019)        2,331,602
American Funds Managed Risk Asset Allocation Class P2                            1,959,205        (1,526,811)          432,394
American Funds Managed Risk Blue Chip Income and Growth Class P2                   250,520           (84,175)          166,345
American Funds Managed Risk Growth Class P2                                        106,148           (78,966)           27,182
American Funds Managed Risk Growth-Income Class P2                                 136,068           (65,033)           71,035
American Funds Managed Risk International Class P2                                  73,379           (41,148)           32,231
American Funds Mortgage Class 2                                                    223,045          (818,620)         (595,575)
American Funds New World Class 1                                                 1,162,010        (1,054,388)          107,622
American Funds New World Class 2                                                12,105,685       (13,405,072)       (1,299,387)
American Funds U.S. Government/AAA-Rated Securities Class 1                      1,316,204        (2,150,073)         (833,869)
American Funds U.S. Government/AAA-Rated Securities Class 2                     11,884,991       (28,276,042)      (16,391,051)
LVIP American Balanced Allocation Standard Class                                   400,410          (301,441)           98,969
LVIP American Balanced Allocation Service Class                                 12,193,987       (11,999,275)          194,712
LVIP American Growth Allocation Standard Class                                     250,693          (190,348)           60,345
LVIP American Growth Allocation Service Class                                   11,369,527       (11,283,081)           86,446
LVIP American Income Allocation Standard Class                                     129,916           (96,440)           33,476
LVIP American Income Allocation Service Class                                    3,521,438        (3,388,083)          133,355
LVIP American Preservation Service Class                                         1,293,992        (1,464,656)         (170,664)
LVIP Managed Risk American Balanced Allocation Service Class                    18,117,993       (15,535,910)        2,582,083
LVIP Managed Risk American Growth Allocation Service Class                      24,900,733       (25,424,660)         (523,927)


                                                                                               DIVIDENDS
                                                                                               FROM           TOTAL
                                                                             NET REALIZED      NET REALIZED   NET REALIZED
                                                                             GAIN (LOSS)       GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                   ON INVESTMENTS    INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $   18,527,254   $          --  $    18,527,254
American Funds Asset Allocation Class 2                                         110,228,378              --      110,228,378
American Funds Blue Chip Income and Growth Class 1                                3,717,192              --        3,717,192
American Funds Blue Chip Income and Growth Class 2                               91,460,914              --       91,460,914
American Funds Bond Class 1                                                       1,365,528       2,095,071        3,460,599
American Funds Bond Class 2                                                       9,068,068      34,881,366       43,949,434
American Funds Cash Management Class 1                                             (154,934)             --         (154,934)
American Funds Cash Management Class 2                                           (2,761,377)             --       (2,761,377)
American Funds Global Balanced Class 2                                            2,767,381       1,083,457        3,850,838
American Funds Global Bond Class 1                                                  316,082         688,594        1,004,676
American Funds Global Bond Class 2                                                2,461,379      15,348,219       17,809,598
American Funds Global Discovery Class 1                                           3,912,712         760,828        4,673,540
American Funds Global Discovery Class 2                                          53,952,265      10,929,796       64,882,061
American Funds Global Growth Class 1                                              6,427,204              --        6,427,204
American Funds Global Growth Class 2                                             75,997,242              --       75,997,242
American Funds Global Growth and Income Class 1                                   1,243,335              --        1,243,335
American Funds Global Growth and Income Class 2                                  31,323,368              --       31,323,368
American Funds Global Small Capitalization Class 1                                4,003,524              --        4,003,524
American Funds Global Small Capitalization Class 2                               24,079,384              --       24,079,384
American Funds Growth Class 1                                                    57,855,491              --       57,855,491
American Funds Growth Class 2                                                   215,831,129              --      215,831,129
American Funds Growth-Income Class 1                                             60,407,318              --       60,407,318
American Funds Growth-Income Class 2                                            191,429,832              --      191,429,832
American Funds High-Income Bond Class 1                                              11,822              --           11,822
American Funds High-Income Bond Class 2                                           4,359,782              --        4,359,782
American Funds International Class 1                                             15,826,255              --       15,826,255
American Funds International Class 2                                             27,670,562              --       27,670,562
American Funds International Growth and Income Class 1                              396,387         278,785          675,172
American Funds International Growth and Income Class 2                            6,101,958       3,866,488        9,968,446
American Funds Managed Risk Asset Allocation Class P2                               702,163              --          702,163
American Funds Managed Risk Blue Chip Income and Growth Class P2                     57,544              --           57,544
American Funds Managed Risk Growth Class P2                                          84,169              --           84,169
American Funds Managed Risk Growth-Income Class P2                                   60,089              --           60,089
American Funds Managed Risk International Class P2                                   23,271              --           23,271
American Funds Mortgage Class 2                                                    (118,177)         79,217          (38,960)
American Funds New World Class 1                                                  3,449,057         333,378        3,782,435
American Funds New World Class 2                                                 28,789,716       4,041,167       32,830,883
American Funds U.S. Government/AAA-Rated Securities Class 1                         748,610       4,066,106        4,814,716
American Funds U.S. Government/AAA-Rated Securities Class 2                      (3,034,913)     49,319,607       46,284,694
LVIP American Balanced Allocation Standard Class                                    435,947          74,590          510,537
LVIP American Balanced Allocation Service Class                                  11,684,340       2,724,624       14,408,964
LVIP American Growth Allocation Standard Class                                      308,541          49,453          357,994
LVIP American Growth Allocation Service Class                                    10,006,141       2,725,219       12,731,360
LVIP American Income Allocation Standard Class                                      118,517          10,599          129,116
LVIP American Income Allocation Service Class                                     3,287,612         330,077        3,617,689
LVIP American Preservation Service Class                                           (181,773)             --         (181,773)
LVIP Managed Risk American Balanced Allocation Service Class                      6,171,831      26,414,980       32,586,811
LVIP Managed Risk American Growth Allocation Service Class                        6,088,001      38,994,379       45,082,380


                                                                              NET CHANGE         NET INCREASE
                                                                              IN UNREALIZED      (DECREASE) IN
                                                                              APPRECIATION OR    NET ASSETS
                                                                              DEPRECIATION       RESULTING
SUBACCOUNT                                                                    ON INVESTMENTS     FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                      $     73,608,720   $     93,313,344
American Funds Asset Allocation Class 2                                           517,245,279        628,205,328
American Funds Blue Chip Income and Growth Class 1                                 26,493,169         31,050,473
American Funds Blue Chip Income and Growth Class 2                                633,597,255        737,254,701
American Funds Bond Class 1                                                       (10,663,884)        (6,338,838)
American Funds Bond Class 2                                                      (166,870,146)      (114,246,926)
American Funds Cash Management Class 1                                                 34,112           (781,376)
American Funds Cash Management Class 2                                                905,754         (8,002,208)
American Funds Global Balanced Class 2                                              9,544,947         13,315,172
American Funds Global Bond Class 1                                                 (2,510,492)        (2,361,960)
American Funds Global Bond Class 2                                                (51,577,800)       (53,333,710)
American Funds Global Discovery Class 1                                            (2,197,128)         2,460,604
American Funds Global Discovery Class 2                                           (28,721,667)        35,649,173
American Funds Global Growth Class 1                                               21,209,348         27,769,276
American Funds Global Growth Class 2                                              330,574,528        403,267,584
American Funds Global Growth and Income Class 1                                    10,068,016         12,670,639
American Funds Global Growth and Income Class 2                                   200,797,675        255,495,041
American Funds Global Small Capitalization Class 1                                 17,911,271         21,452,773
American Funds Global Small Capitalization Class 2                                191,031,490        209,663,505
American Funds Growth Class 1                                                     281,552,054        336,368,539
American Funds Growth Class 2                                                   1,152,371,783      1,336,210,574
American Funds Growth-Income Class 1                                              338,016,921        400,823,553
American Funds Growth-Income Class 2                                            1,318,580,722      1,503,387,642
American Funds High-Income Bond Class 1                                               273,650          7,652,025
American Funds High-Income Bond Class 2                                            (4,332,558)        51,450,404
American Funds International Class 1                                               92,659,184        109,561,010
American Funds International Class 2                                              318,067,723        342,303,549
American Funds International Growth and Income Class 1                              1,725,608          2,624,945
American Funds International Growth and Income Class 2                             25,426,903         37,726,951
American Funds Managed Risk Asset Allocation Class P2                              13,327,112         14,461,669
American Funds Managed Risk Blue Chip Income and Growth Class P2                      963,711          1,187,600
American Funds Managed Risk Growth Class P2                                         1,071,711          1,183,062
American Funds Managed Risk Growth-Income Class P2                                    965,257          1,096,381
American Funds Managed Risk International Class P2                                    459,762            515,264
American Funds Mortgage Class 2                                                    (1,017,062)        (1,651,597)
American Funds New World Class 1                                                    3,123,519          7,013,576
American Funds New World Class 2                                                   52,326,744         83,858,240
American Funds U.S. Government/AAA-Rated Securities Class 1                       (10,573,367)        (6,592,520)
American Funds U.S. Government/AAA-Rated Securities Class 2                      (115,086,559)       (85,192,916)
LVIP American Balanced Allocation Standard Class                                    1,683,206          2,292,712
LVIP American Balanced Allocation Service Class                                    69,116,988         83,720,664
LVIP American Growth Allocation Standard Class                                      1,310,685          1,729,024
LVIP American Growth Allocation Service Class                                      86,824,481         99,642,287
LVIP American Income Allocation Standard Class                                        269,176            431,768
LVIP American Income Allocation Service Class                                       9,002,392         12,753,436
LVIP American Preservation Service Class                                           (1,934,502)        (2,286,939)
LVIP Managed Risk American Balanced Allocation Service Class                       64,639,501         99,808,395
LVIP Managed Risk American Growth Allocation Service Class                        180,354,740        224,913,193



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             AMERICAN         AMERICAN        AMERICAN
                                                                             FUNDS ASSET      FUNDS ASSET     FUNDS BLUE
                                                                             ALLOCATION       ALLOCATION      CHIP INCOME AND
                                                                             CLASS 1          CLASS 2         GROWTH CLASS 1
                                                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  436,526,423   $ 2,928,006,499    $  94,168,418
Changes From Operations:
   - Net investment income (loss)                                               3,069,934        14,245,904          791,435
   - Net realized gain (loss) on investments                                   14,395,299        50,715,722        1,303,619
   - Net change in unrealized appreciation or depreciation on investments      44,138,964       346,274,402        9,700,845
                                                                           ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  61,604,197       411,236,028       11,795,899
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         2,822,239        59,355,231          704,762
   - Contract withdrawals and transfers to annuity reserves                   (52,101,367)     (333,143,424)     (10,758,139)
   - Contract transfers                                                        (8,295,169)      (55,388,255)       5,424,730
                                                                           ---------------  ----------------  ---------------
                                                                              (57,574,297)     (329,176,448)      (4,628,647)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      58,352                --           17,442
   - Annuity Payments                                                            (513,108)         (487,505)         (54,208)
   - Receipt (reimbursement) of mortality guarantee adjustment                   (191,409)           16,880            1,665
                                                                           ---------------  ----------------  ---------------
                                                                                 (646,165)         (470,625)         (35,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (58,220,462)     (329,647,073)      (4,663,748)
                                                                           ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,383,735        81,588,955        7,132,151
                                                                           ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                               439,910,158     3,009,595,454      101,300,569
Changes From Operations:
   - Net investment income (loss)                                               1,177,370           731,671          840,112
   - Net realized gain (loss) on investments                                   18,527,254       110,228,378        3,717,192
   - Net change in unrealized appreciation or depreciation on investments      73,608,720       517,245,279       26,493,169
                                                                           ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  93,313,344       628,205,328       31,050,473
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,288,632        59,178,405          459,971
   - Contract withdrawals and transfers to annuity reserves                   (47,605,707)     (346,459,425)     (10,217,115)
   - Contract transfers                                                        (3,146,611)      (29,275,069)       4,197,907
                                                                           ---------------  ----------------  ---------------
                                                                              (47,463,686)     (316,556,089)      (5,559,237)
   Annuity Reserves:
   - Annuity Payments                                                            (545,767)         (579,433)         (62,730)
   - Receipt (reimbursement) of mortality guarantee adjustment                     37,975           (13,868)           2,381
                                                                           ---------------  ----------------  ---------------
                                                                                 (507,792)         (593,301)         (60,349)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (47,971,478)     (317,149,390)      (5,619,586)
                                                                           ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        45,341,866       311,055,938       25,430,887
                                                                           ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                            $  485,252,024   $ 3,320,651,392    $ 126,731,456
                                                                           ===============  ================  ===============



                                                                           AMERICAN
                                                                           FUNDS BLUE          AMERICAN          AMERICAN
                                                                           CHIP INCOME AND     FUNDS BOND        FUNDS BOND
                                                                           GROWTH CLASS 2      CLASS 1           CLASS 2
                                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 2,447,875,350   $  203,425,366   $ 3,124,159,261
Changes From Operations:
   - Net investment income (loss)                                               13,692,449        2,546,344        32,332,458
   - Net realized gain (loss) on investments                                    15,247,755        1,767,107        18,907,919
   - Net change in unrealized appreciation or depreciation on investments      265,554,693        3,796,872        69,080,048
                                                                           ----------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  294,494,897        8,110,323       120,320,425
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         61,378,455        1,263,759        86,998,941
   - Contract withdrawals and transfers to annuity reserves                   (239,827,447)     (23,750,191)     (308,256,243)
   - Contract transfers                                                        (31,960,851)      14,262,872       209,035,917
                                                                           ----------------  ---------------  ----------------
                                                                              (210,409,843)      (8,223,560)      (12,221,385)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       32,112               --            55,207
   - Annuity Payments                                                             (213,430)        (174,820)         (261,975)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (42,223)          18,429            16,950
                                                                           ----------------  ---------------  ----------------
                                                                                  (223,541)        (156,391)         (189,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (210,633,384)      (8,379,951)      (12,411,203)
                                                                           ----------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         83,861,513         (269,628)      107,909,222
                                                                           ----------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              2,531,736,863      203,155,738     3,232,068,483
Changes From Operations:
   - Net investment income (loss)                                               12,196,532          864,447         8,673,786
   - Net realized gain (loss) on investments                                    91,460,914        3,460,599        43,949,434
   - Net change in unrealized appreciation or depreciation on investments      633,597,255      (10,663,884)     (166,870,146)
                                                                           ----------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  737,254,701       (6,338,838)     (114,246,926)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         47,904,064          804,069        50,983,337
   - Contract withdrawals and transfers to annuity reserves                   (277,123,241)     (19,941,523)     (317,994,651)
   - Contract transfers                                                       (135,556,012)      (7,661,396)      117,907,677
                                                                           ----------------  ---------------  ----------------
                                                                              (364,775,189)     (26,798,850)     (149,103,637)
   Annuity Reserves:
   - Annuity Payments                                                             (302,091)        (131,462)         (186,662)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (13,012)         (13,434)           (5,970)
                                                                           ----------------  ---------------  ----------------
                                                                                  (315,103)        (144,896)         (192,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (365,090,292)     (26,943,746)     (149,296,269)
                                                                           ----------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        372,164,409      (33,282,584)     (263,543,195)
                                                                           ----------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,903,901,272   $  169,873,154   $ 2,968,525,288
                                                                           ================  ===============  ================


                                                                                                             AMERICAN
                                                                            AMERICAN        AMERICAN         FUNDS
                                                                            FUNDS CASH      FUNDS CASH       GLOBAL
                                                                            MANAGEMENT      MANAGEMENT       BALANCED
                                                                            CLASS 1         CLASS 2          CLASS 2
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  58,725,181   $  506,869,936   $  68,350,590
Changes From Operations:
   - Net investment income (loss)                                               (758,989)      (6,937,051)        180,441
   - Net realized gain (loss) on investments                                    (158,982)      (2,328,128)        742,170
   - Net change in unrealized appreciation or depreciation on investments         67,394          319,745       8,179,818
                                                                           --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   (850,577)      (8,945,434)      9,102,429
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          858,615       19,805,520      16,785,282
   - Contract withdrawals and transfers to annuity reserves                  (24,894,968)    (268,517,999)     (5,613,755)
   - Contract transfers                                                       18,785,318      194,009,209      26,096,665
                                                                           --------------  ---------------  --------------
                                                                              (5,251,035)     (54,703,270)     37,268,192
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         --               --          (1,036)
   - Annuity Payments                                                            (37,795)        (238,326)          4,933
   - Receipt (reimbursement) of mortality guarantee adjustment                      (176)         (52,838)            (40)
                                                                           --------------  ---------------  --------------
                                                                                 (37,971)        (291,164)          3,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (5,289,006)     (54,994,434)     37,272,049
                                                                           --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (6,139,583)     (63,939,868)     46,374,478
                                                                           --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               52,585,598      442,930,068     114,725,068
Changes From Operations:
   - Net investment income (loss)                                               (660,554)      (6,146,585)        (80,613)
   - Net realized gain (loss) on investments                                    (154,934)      (2,761,377)      3,850,838
   - Net change in unrealized appreciation or depreciation on investments         34,112          905,754       9,544,947
                                                                           --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   (781,376)      (8,002,208)     13,315,172
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        2,250,658       23,585,048      11,958,462
   - Contract withdrawals and transfers to annuity reserves                  (19,017,893)    (323,166,720)     (8,546,094)
   - Contract transfers                                                        9,921,256      244,171,801      18,461,262
                                                                           --------------  ---------------  --------------
                                                                              (6,845,979)     (55,409,871)     21,873,630
   Annuity Reserves:
   - Annuity Payments                                                            (34,241)         (26,831)         (4,528)
   - Receipt (reimbursement) of mortality guarantee adjustment                         9           (2,879)             40
                                                                           --------------  ---------------  --------------
                                                                                 (34,232)         (29,710)         (4,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (6,880,211)     (55,439,581)     21,869,142
                                                                           --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (7,661,587)     (63,441,789)     35,184,314
                                                                           --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $  44,924,011   $  379,488,279   $ 149,909,382
                                                                           ==============  ===============  ==============



                                                                           AMERICAN         AMERICAN          AMERICAN
                                                                           FUNDS            FUNDS             FUNDS GLOBAL
                                                                           GLOBAL BOND      GLOBAL BOND       DISCOVERY
                                                                           CLASS 1          CLASS 2           CLASS 1
                                                                           SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 61,238,268   $  1,214,990,647   $  12,208,297
Changes From Operations:
   - Net investment income (loss)                                               525,718          7,314,513         (87,939)
   - Net realized gain (loss) on investments                                  1,178,677         21,467,924         440,380
   - Net change in unrealized appreciation or depreciation on investments     1,223,837         26,926,230       1,942,929
                                                                           -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 2,928,232         55,708,667       2,295,370
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         321,788         51,104,063          59,285
   - Contract withdrawals and transfers to annuity reserves                  (6,420,437)       (99,679,483)     (1,383,124)
   - Contract transfers                                                       3,885,158         68,790,924       1,471,059
                                                                           -------------  -----------------  --------------
                                                                             (2,213,491)        20,215,504         147,220
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                        --             22,346          10,465
   - Annuity Payments                                                           (34,464)           (59,637)         (6,771)
   - Receipt (reimbursement) of mortality guarantee adjustment                      174               (924)            (34)
                                                                           -------------  -----------------  --------------
                                                                                (34,290)           (38,215)          3,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (2,247,781)        20,177,289         150,880
                                                                           -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         680,451         75,885,956       2,446,250
                                                                           -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              61,918,719      1,290,876,603      14,654,547
Changes From Operations:
   - Net investment income (loss)                                              (856,144)       (19,565,508)        (15,808)
   - Net realized gain (loss) on investments                                  1,004,676         17,809,598       4,673,540
   - Net change in unrealized appreciation or depreciation on investments    (2,510,492)       (51,577,800)     (2,197,128)
                                                                           -------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                (2,361,960)       (53,333,710)      2,460,604
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         209,695         28,184,886           9,812
   - Contract withdrawals and transfers to annuity reserves                  (5,810,808)      (104,362,185)       (540,873)
   - Contract transfers                                                      (1,770,509)        94,713,598     (16,582,277)
                                                                           -------------  -----------------  --------------
                                                                             (7,371,622)        18,536,299     (17,113,338)
   Annuity Reserves:
   - Annuity Payments                                                           (28,010)           (67,031)         (1,813)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (251)            (6,427)             --
                                                                           -------------  -----------------  --------------
                                                                                (28,261)           (73,458)         (1,813)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (7,399,883)        18,462,841     (17,115,151)
                                                                           -------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (9,761,843)       (34,870,869)    (14,654,547)
                                                                           -------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 52,156,876   $  1,256,005,734   $          --
                                                                           =============  =================  ==============


                                                                             AMERICAN
                                                                             FUNDS
                                                                             GLOBAL
                                                                             DISCOVERY
                                                                             CLASS 2
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  191,619,893
Changes From Operations:
   - Net investment income (loss)                                              (1,952,705)
   - Net realized gain (loss) on investments                                    4,127,532
   - Net change in unrealized appreciation or depreciation on investments      33,138,549
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  35,313,376
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         9,630,508
   - Contract withdrawals and transfers to annuity reserves                   (16,583,113)
   - Contract transfers                                                        (2,501,468)
                                                                           ---------------
                                                                               (9,454,073)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                          --
   - Annuity Payments                                                             (30,785)
   - Receipt (reimbursement) of mortality guarantee adjustment                         (5)
                                                                           ---------------
                                                                                  (30,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (9,484,863)
                                                                           ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        25,828,513
                                                                           ---------------
NET ASSETS AT DECEMBER 31, 2012                                               217,448,406
Changes From Operations:
   - Net investment income (loss)                                                (511,221)
   - Net realized gain (loss) on investments                                   64,882,061
   - Net change in unrealized appreciation or depreciation on investments     (28,721,667)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  35,649,173
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,422,037
   - Contract withdrawals and transfers to annuity reserves                    (7,868,837)
   - Contract transfers                                                      (248,646,923)
                                                                           ---------------
                                                                             (253,093,723)
   Annuity Reserves:
   - Annuity Payments                                                              (3,856)
   - Receipt (reimbursement) of mortality guarantee adjustment                         --
                                                                           ---------------
                                                                                   (3,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (253,097,579)
                                                                           ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (217,448,406)
                                                                           ---------------
NET ASSETS AT DECEMBER 31, 2013                                            $           --
                                                                           ===============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            AMERICAN          AMERICAN       AMERICAN
                                                                            FUNDS             FUNDS          FUNDS GLOBAL
                                                                            GLOBAL            GLOBAL         GROWTH AND
                                                                            GROWTH            GROWTH         INCOME
                                                                            CLASS 1           CLASS 2        CLASS 1
                                                                            SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  95,331,833   $ 1,399,094,811   $ 62,176,980
Changes From Operations:
   - Net investment income (loss)                                               (295,843)       (8,923,022)       775,240
   - Net realized gain (loss) on investments                                   3,958,906        32,475,556        (15,599)
   - Net change in unrealized appreciation or depreciation on investments     15,288,470       252,157,565      8,722,840
                                                                           --------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 18,951,533       275,710,099      9,482,481
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          396,843        28,056,813        383,763
   - Contract withdrawals and transfers to annuity reserves                   (9,813,748)     (130,404,323)    (7,021,444)
   - Contract transfers                                                       (4,125,828)      (96,495,706)    (2,694,931)
                                                                           --------------  ----------------  -------------
                                                                             (13,542,733)     (198,843,216)    (9,332,612)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         --                --             --
   - Annuity Payments                                                           (117,401)         (213,511)       (20,092)
   - Receipt (reimbursement) of mortality guarantee adjustment                       176           (51,412)           515
                                                                           --------------  ----------------  -------------
                                                                                (117,225)         (264,923)       (19,577)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (13,659,958)     (199,108,139)    (9,352,189)
                                                                           --------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,291,575        76,601,960        130,292
                                                                           --------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              100,623,408     1,475,696,771     62,307,272
Changes From Operations:
   - Net investment income (loss)                                                132,724        (3,304,186)     1,359,288
   - Net realized gain (loss) on investments                                   6,427,204        75,997,242      1,243,335
   - Net change in unrealized appreciation or depreciation on investments     21,209,348       330,574,528     10,068,016
                                                                           --------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 27,769,276       403,267,584     12,670,639
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          625,215        27,693,715        335,891
   - Contract withdrawals and transfers to annuity reserves                  (10,784,992)     (158,653,412)    (5,525,246)
   - Contract transfers                                                       11,292,442       147,389,525        583,217
                                                                           --------------  ----------------  -------------
                                                                               1,132,665        16,429,828     (4,606,138)
   Annuity Reserves:
   - Annuity Payments                                                           (130,033)         (245,858)       (22,200)
   - Receipt (reimbursement) of mortality guarantee adjustment                    (7,828)            4,058            (75)
                                                                           --------------  ----------------  -------------
                                                                                (137,861)         (241,800)       (22,275)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             994,804        16,188,028     (4,628,413)
                                                                           --------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       28,764,080       419,455,612      8,042,226
                                                                           --------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 129,387,488   $ 1,895,152,383   $ 70,349,498
                                                                           ==============  ================  =============


                                                                             AMERICAN        AMERICAN        AMERICAN
                                                                             FUNDS GLOBAL    FUNDS           FUNDS
                                                                             GROWTH AND      GLOBAL SMALL    GLOBAL SMALL
                                                                             INCOME          CAPITALIZATION  CAPITALIZATION
                                                                             CLASS 2         CLASS 1         CLASS 2
                                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,264,546,339   $  82,784,288   $ 788,704,578
Changes From Operations:
   - Net investment income (loss)                                               12,660,482         146,246      (1,110,073)
   - Net realized gain (loss) on investments                                      (810,486)        786,790      (2,903,591)
   - Net change in unrealized appreciation or depreciation on investments      177,671,119      11,983,250     130,218,706
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  189,521,115      12,916,286     126,205,042
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         31,440,830         398,485      24,314,151
   - Contract withdrawals and transfers to annuity reserves                   (104,522,633)     (8,540,819)    (72,633,728)
   - Contract transfers                                                        (84,061,904)     (4,352,562)    (29,531,182)
                                                                           ----------------  --------------  --------------
                                                                              (157,143,707)    (12,494,896)    (77,850,759)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --           3,488          21,410
   - Annuity Payments                                                             (110,033)        (84,181)       (135,579)
   - Receipt (reimbursement) of mortality guarantee adjustment                      (2,577)          2,580           3,002
                                                                           ----------------  --------------  --------------
                                                                                  (112,610)        (78,113)       (111,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (157,256,317)    (12,573,009)    (77,961,926)
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         32,264,798         343,277      48,243,116
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              1,296,811,137      83,127,565     836,947,694
Changes From Operations:
   - Net investment income (loss)                                               23,373,998        (462,022)     (5,447,369)
   - Net realized gain (loss) on investments                                    31,323,368       4,003,524      24,079,384
   - Net change in unrealized appreciation or depreciation on investments      200,797,675      17,911,271     191,031,490
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  255,495,041      21,452,773     209,663,505
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         27,679,248         553,774      19,137,847
   - Contract withdrawals and transfers to annuity reserves                   (121,443,083)     (7,798,385)    (83,351,802)
   - Contract transfers                                                        (38,968,433)     (2,138,882)    (30,522,526)
                                                                           ----------------  --------------  --------------
                                                                              (132,732,268)     (9,383,493)    (94,736,481)
   Annuity Reserves:
   - Annuity Payments                                                             (116,488)        (86,716)       (132,182)
   - Receipt (reimbursement) of mortality guarantee adjustment                     (14,402)          5,645          20,185
                                                                           ----------------  --------------  --------------
                                                                                  (130,890)        (81,071)       (111,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (132,863,158)     (9,464,564)    (94,848,478)
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        122,631,883      11,988,209     114,815,027
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,419,443,020   $  95,115,774   $ 951,762,721
                                                                           ================  ==============  ==============



                                                                             AMERICAN           AMERICAN        AMERICAN
                                                                             FUNDS              FUNDS           FUNDS
                                                                             GROWTH             GROWTH          GROWTH-INCOME
                                                                             CLASS 1            CLASS 2         CLASS 1
                                                                             SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,252,010,276   $ 4,985,307,697   $ 1,332,925,252
Changes From Operations:
   - Net investment income (loss)                                               (4,702,626)      (38,068,549)        5,488,477
   - Net realized gain (loss) on investments                                    42,882,053        69,775,815        32,749,408
   - Net change in unrealized appreciation or depreciation on investments      158,927,486       744,269,943       166,337,594
                                                                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  197,106,913       775,977,209       204,575,479
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          6,899,897        95,292,384         7,991,250
   - Contract withdrawals and transfers to annuity reserves                   (146,282,658)     (496,491,028)     (153,988,820)
   - Contract transfers                                                        (57,729,054)     (244,827,038)      (49,291,879)
                                                                           ----------------  ----------------  ----------------
                                                                              (197,111,815)     (646,025,682)     (195,289,449)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       10,465            35,128            61,662
   - Annuity Payments                                                             (975,608)         (458,600)       (1,105,670)
   - Receipt (reimbursement) of mortality guarantee adjustment                    (345,020)           14,151          (406,522)
                                                                           ----------------  ----------------  ----------------
                                                                                (1,310,163)         (409,321)       (1,450,530)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (198,421,978)     (646,435,003)     (196,739,979)
                                                                           ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,315,065)      129,542,206         7,835,500
                                                                           ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              1,250,695,211     5,114,849,903     1,340,760,752
Changes From Operations:
   - Net investment income (loss)                                               (3,039,006)      (31,992,338)        2,399,314
   - Net realized gain (loss) on investments                                    57,855,491       215,831,129        60,407,318
   - Net change in unrealized appreciation or depreciation on investments      281,552,054     1,152,371,783       338,016,921
                                                                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  336,368,539     1,336,210,574       400,823,553
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          8,237,268        82,205,079        11,296,763
   - Contract withdrawals and transfers to annuity reserves                   (130,347,917)     (553,724,163)     (158,976,912)
   - Contract transfers                                                        (32,846,748)     (297,243,405)      (37,347,149)
                                                                           ----------------  ----------------  ----------------
                                                                              (154,957,397)     (768,762,489)     (185,027,298)
   Annuity Reserves:
   - Annuity Payments                                                           (1,092,922)         (551,686)       (1,244,072)
   - Receipt (reimbursement) of mortality guarantee adjustment                      97,327           (71,209)            2,928
                                                                           ----------------  ----------------  ----------------
                                                                                  (995,595)         (622,895)       (1,241,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (155,952,992)     (769,385,384)     (186,268,442)
                                                                           ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        180,415,547       566,825,190       214,555,111
                                                                           ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,431,110,758   $ 5,681,675,093   $ 1,555,315,863
                                                                           ================  ================  ================



                                                                            AMERICAN           AMERICAN         AMERICAN
                                                                            FUNDS              FUNDS            FUNDS
                                                                            GROWTH-INCOME      HIGH-INCOME      HIGH-INCOME
                                                                            CLASS 2            BOND CLASS 1     BOND CLASS 2
                                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  5,021,092,569   $ 149,166,319   $ 1,013,611,183
Changes From Operations:
   - Net investment income (loss)                                                 6,974,446       8,746,451        59,871,308
   - Net realized gain (loss) on investments                                     29,920,291        (390,665)        2,029,383
   - Net change in unrealized appreciation or depreciation on investments       723,433,657       9,427,379        58,151,162
                                                                           -----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   760,328,394      17,783,165       120,051,853
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          93,320,224         753,274        23,590,257
   - Contract withdrawals and transfers to annuity reserves                    (525,915,654)    (18,990,346)     (112,462,274)
   - Contract transfers                                                        (213,283,445)      4,642,557        33,089,355
                                                                           -----------------  --------------  ----------------
                                                                               (645,878,875)    (13,594,515)      (55,782,662)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                            --              --                --
   - Annuity Payments                                                              (818,565)       (176,205)         (215,273)
   - Receipt (reimbursement) of mortality guarantee adjustment                       37,776           6,931             2,670
                                                                           -----------------  --------------  ----------------
                                                                                   (780,789)       (169,274)         (212,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (646,659,664)    (13,763,789)      (55,995,265)
                                                                           -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         113,668,730       4,019,376        64,056,588
                                                                           -----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                               5,134,761,299     153,185,695     1,077,667,771
Changes From Operations:
   - Net investment income (loss)                                                (6,622,912)      7,366,553        51,423,180
   - Net realized gain (loss) on investments                                    191,429,832          11,822         4,359,782
   - Net change in unrealized appreciation or depreciation on investments     1,318,580,722         273,650        (4,332,558)
                                                                           -----------------  --------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 1,503,387,642       7,652,025        51,450,404
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          76,841,526         872,515        15,536,744
   - Contract withdrawals and transfers to annuity reserves                    (605,081,830)    (17,442,990)     (124,776,627)
   - Contract transfers                                                        (273,036,959)     (6,489,583)      (10,658,988)
                                                                           -----------------  --------------  ----------------
                                                                               (801,277,263)    (23,060,058)     (119,898,871)
   Annuity Reserves:
   - Annuity Payments                                                              (897,158)       (161,352)         (221,942)
   - Receipt (reimbursement) of mortality guarantee adjustment                       (4,938)         (1,319)           (6,566)
                                                                           -----------------  --------------  ----------------
                                                                                   (902,096)       (162,671)         (228,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (802,179,359)    (23,222,729)     (120,127,379)
                                                                           -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         701,208,283     (15,570,704)      (68,676,975)
                                                                           -----------------  --------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                            $  5,835,969,582   $ 137,614,991   $ 1,008,990,796
                                                                           =================  ==============  ================



                                                                            AMERICAN
                                                                            FUNDS
                                                                            INTERNATIONAL
                                                                            CLASS 1
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 586,376,453
Changes From Operations:
   - Net investment income (loss)                                              1,626,121
   - Net realized gain (loss) on investments                                   5,662,627
   - Net change in unrealized appreciation or depreciation on investments     82,717,128
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                 90,005,876
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        3,148,374
   - Contract withdrawals and transfers to annuity reserves                  (62,160,699)
   - Contract transfers                                                      (31,111,697)
                                                                           --------------
                                                                             (90,124,022)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      6,977
   - Annuity Payments                                                           (502,258)
   - Receipt (reimbursement) of mortality guarantee adjustment                  (337,278)
                                                                           --------------
                                                                                (832,559)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (90,956,581)
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (950,705)
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2012                                              585,425,748
Changes From Operations:
   - Net investment income (loss)                                              1,075,571
   - Net realized gain (loss) on investments                                  15,826,255
   - Net change in unrealized appreciation or depreciation on investments     92,659,184
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                109,561,010
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        4,590,018
   - Contract withdrawals and transfers to annuity reserves                  (58,199,195)
   - Contract transfers                                                      (22,533,867)
                                                                           --------------
                                                                             (76,143,044)
   Annuity Reserves:
   - Annuity Payments                                                           (545,111)
   - Receipt (reimbursement) of mortality guarantee adjustment                    61,645
                                                                           --------------
                                                                                (483,466)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (76,626,510)
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       32,934,500
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 618,360,248
                                                                           ==============



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                               AMERICAN        AMERICAN
                                                                                               FUNDS           FUNDS
                                                                             AMERICAN          INTERNATIONAL   INTERNATIONAL
                                                                             FUNDS             GROWTH AND      GROWTH AND
                                                                             INTERNATIONAL     INCOME          INCOME
                                                                             CLASS 2           CLASS 1         CLASS 2
                                                                             SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,782,903,832   $  14,148,397   $ 190,734,350
Changes From Operations:
   - Net investment income (loss)                                                (1,441,645)        137,674       1,408,141
   - Net realized gain (loss) on investments                                    (13,636,844)         71,219       1,315,581
   -Net change in unrealized appreciation or depreciation on investments        292,453,569       1,837,376      25,676,807
                                                                            ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   277,375,080       2,046,269      28,400,529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          31,610,648         136,255      13,818,834
   - Contract withdrawals and transfers to annuity reserves                    (162,669,952)     (1,637,742)    (11,949,506)
   - Contract transfers                                                         (77,831,561)        179,001      (4,430,005)
                                                                            ----------------  --------------  --------------
                                                                               (208,890,865)     (1,322,486)     (2,560,677)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                        27,848              --              --
   - Annuity Payments                                                              (151,315)         (9,049)        (10,362)
   - Receipt (reimbursement) of mortality guarantee adjustment                        7,125             116            (110)
                                                                            ----------------  --------------  --------------
                                                                                   (116,342)         (8,933)        (10,472)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (209,007,207)     (1,331,419)     (2,571,149)
                                                                            ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          68,367,873         714,850      25,829,380
                                                                            ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               1,851,271,705      14,863,247     216,563,730
Changes From Operations:
   - Net investment income (loss)                                                (3,434,736)        224,165       2,331,602
   - Net realized gain (loss) on investments                                     27,670,562         675,172       9,968,446
   - Net change in unrealized appreciation or depreciation on investments       318,067,723       1,725,608      25,426,903
                                                                            ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   342,303,549       2,624,945      37,726,951
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          28,576,842         112,010      10,334,227
   - Contract withdrawals and transfers to annuity reserves                    (178,855,489)       (986,168)    (14,723,078)
   - Contract transfers                                                         (73,940,644)      1,282,666      (2,142,420)
                                                                            ----------------  --------------  --------------
                                                                               (224,219,291)        408,508      (6,531,271)
   Annuity Reserves:
   - Annuity Payments                                                              (171,345)         (7,468)        (15,588)
   - Receipt (reimbursement) of mortality guarantee adjustment                        1,231             229          (1,215)
                                                                            ----------------  --------------  --------------
                                                                                   (170,114)         (7,239)        (16,803)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (224,389,405)        401,269      (6,548,074)
                                                                            ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         117,914,144       3,026,214      31,178,877
                                                                            ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 1,969,185,849   $  17,889,461   $ 247,742,607
                                                                            ================  ==============  ==============


                                                                                              AMERICAN
                                                                                              FUNDS
                                                                              AMERICAN        MANAGED         AMERICAN
                                                                              FUNDS           RISK            FUNDS
                                                                              MANAGED         BLUE CHIP       MANAGED
                                                                              RISK ASSET      INCOME AND      RISK
                                                                              ALLOCATION      GROWTH          GROWTH
                                                                              CLASS P2        CLASS P2        CLASS P2
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $           --   $         --   $          --
Changes From Operations:
   - Net investment income (loss)                                                   26,082             --              --
   - Net realized gain (loss) on investments                                           (94)            --              --
   -Net change in unrealized appreciation or depreciation on investments           (16,057)            --              --
                                                                            ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                        9,931             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          3,104,149             --              --
   - Contract withdrawals and transfers to annuity reserves                         (2,298)            --              --
   - Contract transfers                                                          2,562,089             --              --
                                                                            ---------------  -------------  --------------
                                                                                 5,663,940             --              --
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --             --              --
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --             --              --
                                                                            ---------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             5,663,940             --              --
                                                                            ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,673,871             --              --
                                                                            ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  5,673,871             --              --
Changes From Operations:
   - Net investment income (loss)                                                  432,394        166,345          27,182
   - Net realized gain (loss) on investments                                       702,163         57,544          84,169
   - Net change in unrealized appreciation or depreciation on investments       13,327,112        963,711       1,071,711
                                                                            ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   14,461,669      1,187,600       1,183,062
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        121,327,929      8,692,956      12,283,810
   - Contract withdrawals and transfers to annuity reserves                     (5,135,116)      (160,613)       (136,252)
   - Contract transfers                                                         81,675,963      9,912,827       8,431,005
                                                                            ---------------  -------------  --------------
                                                                               197,868,776     18,445,170      20,578,563
   Annuity Reserves:
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --             --              --
                                                                            ---------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           197,868,776     18,445,170      20,578,563
                                                                            ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        212,330,445     19,632,770      21,761,625
                                                                            ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  218,004,316   $ 19,632,770   $  21,761,625
                                                                            ===============  =============  ==============




                                                                            AMERICAN          AMERICAN
                                                                            FUNDS             FUNDS
                                                                            MANAGED           MANAGED         AMERICAN
                                                                            RISK              RISK            FUNDS
                                                                            GROWTH-INCOME     INTERNATIONAL   MORTGAGE
                                                                            CLASS P2          CLASS P2        CLASS 2
                                                                            SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $          --   $          --   $  20,869,098
Changes From Operations:
   - Net investment income (loss)                                                       --              --        (417,429)
   - Net realized gain (loss) on investments                                            --              --         536,960
   -Net change in unrealized appreciation or depreciation on investments                --              --           8,152
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --              --         127,683
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --              --       7,517,084
   - Contract withdrawals and transfers to annuity reserves                             --              --      (3,503,877)
   - Contract transfers                                                                 --              --      22,896,594
                                                                            ---------------  --------------  --------------
                                                                                        --              --      26,909,801
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --              --              --
   - Annuity Payments                                                                   --              --           6,444
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              --             (10)
                                                                            ---------------  --------------  --------------
                                                                                        --              --           6,434
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --              --      26,916,235
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --              --      27,043,918
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                         --              --      47,913,016
Changes From Operations:
   - Net investment income (loss)                                                   71,035          32,231        (595,575)
   - Net realized gain (loss) on investments                                        60,089          23,271         (38,960)
   - Net change in unrealized appreciation or depreciation on investments          965,257         459,762      (1,017,062)
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    1,096,381         515,264      (1,651,597)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          8,849,196       6,635,030       2,882,072
   - Contract withdrawals and transfers to annuity reserves                       (144,577)       (127,080)     (4,161,920)
   - Contract transfers                                                          6,266,658       4,155,202       2,799,437
                                                                            ---------------  --------------  --------------
                                                                                14,971,277      10,663,152       1,519,589
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            (982)
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              --               1
                                                                            ---------------  --------------  --------------
                                                                                        --              --            (981)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            14,971,277      10,663,152       1,518,608
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         16,067,658      11,178,416        (132,989)
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  16,067,658   $  11,178,416   $  47,780,027
                                                                            ===============  ==============  ==============




                                                                                                              AMERICAN
                                                                                                              FUNDS U.S.
                                                                             AMERICAN         AMERICAN        GOVERNMENT/
                                                                             FUNDS            FUNDS           AAA-RATED
                                                                             NEW WORLD        NEW WORLD       SECURITIES
                                                                             CLASS 1          CLASS 2         CLASS 1
                                                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  79,263,718   $  873,050,266   $  183,749,408
Changes From Operations:
   - Net investment income (loss)                                                (169,411)      (4,540,224)        (362,697)
   - Net realized gain (loss) on investments                                    2,596,425       19,752,864        7,072,746
   -Net change in unrealized appreciation or depreciation on investments        9,623,873      119,141,997       (5,337,811)
                                                                            --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                  12,050,887      134,354,637        1,372,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           228,114       25,975,001        1,032,070
   - Contract withdrawals and transfers to annuity reserves                    (8,752,557)     (73,116,543)     (20,735,087)
   - Contract transfers                                                        (4,186,835)     (53,391,366)       3,678,578
                                                                            --------------  ---------------  ---------------
                                                                              (12,711,278)    (100,532,908)     (16,024,439)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       3,488               --               --
   - Annuity Payments                                                             (48,313)        (106,573)        (137,997)
   - Receipt (reimbursement) of mortality guarantee adjustment                      2,258            8,450          (14,811)
                                                                            --------------  ---------------  ---------------
                                                                                  (42,567)         (98,123)        (152,808)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (12,753,845)    (100,631,031)     (16,177,247)
                                                                            --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (702,958)      33,723,606      (14,805,009)
                                                                            --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                78,560,760      906,773,872      168,944,399
Changes From Operations:
   - Net investment income (loss)                                                 107,622       (1,299,387)        (833,869)
   - Net realized gain (loss) on investments                                    3,782,435       32,830,883        4,814,716
   - Net change in unrealized appreciation or depreciation on investments       3,123,519       52,326,744      (10,573,367)
                                                                            --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                   7,013,576       83,858,240       (6,592,520)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           341,063       18,559,110        1,933,495
   - Contract withdrawals and transfers to annuity reserves                    (6,793,001)     (83,710,201)     (17,899,871)
   - Contract transfers                                                        (5,269,538)      (8,697,034)      (9,307,416)
                                                                            --------------  ---------------  ---------------
                                                                              (11,721,476)     (73,848,125)     (25,273,792)
   Annuity Reserves:
   - Annuity Payments                                                             (45,727)         (95,689)        (103,941)
   - Receipt (reimbursement) of mortality guarantee adjustment                      3,904           12,818          (32,589)
                                                                            --------------  ---------------  ---------------
                                                                                  (41,823)         (82,871)        (136,530)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (11,763,299)     (73,930,996)     (25,410,322)
                                                                            --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (4,749,723)       9,927,244      (32,002,842)
                                                                            --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  73,811,037   $  916,701,116   $  136,941,557
                                                                            ==============  ===============  ===============




                                                                              AMERICAN
                                                                              FUNDS U.S.
                                                                              GOVERNMENT/
                                                                              AAA-RATED
                                                                              SECURITIES
                                                                              CLASS 2
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  1,902,410,925
Changes From Operations:
   - Net investment income (loss)                                                (10,745,567)
   - Net realized gain (loss) on investments                                      67,307,860
   -Net change in unrealized appreciation or depreciation on investments         (50,050,323)
                                                                            -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      6,511,970
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           70,795,351
   - Contract withdrawals and transfers to annuity reserves                     (189,141,524)
   - Contract transfers                                                          111,899,973
                                                                            -----------------
                                                                                  (6,446,200)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                         32,745
   - Annuity Payments                                                               (147,003)
   - Receipt (reimbursement) of mortality guarantee adjustment                        11,616
                                                                            -----------------
                                                                                    (102,642)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (6,548,842)
                                                                            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (36,872)
                                                                            -----------------
NET ASSETS AT DECEMBER 31, 2012                                                1,902,374,053
Changes From Operations:
   - Net investment income (loss)                                                (16,391,051)
   - Net realized gain (loss) on investments                                      46,284,694
   - Net change in unrealized appreciation or depreciation on investments       (115,086,559)
                                                                            -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                    (85,192,916)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           37,147,113
   - Contract withdrawals and transfers to annuity reserves                     (184,055,497)
   - Contract transfers                                                           48,222,381
                                                                            -----------------
                                                                                 (98,686,003)
   Annuity Reserves:
   - Annuity Payments                                                               (112,388)
   - Receipt (reimbursement) of mortality guarantee adjustment                        10,328
                                                                            -----------------
                                                                                    (102,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (98,788,063)
                                                                            -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (183,980,979)
                                                                            -----------------
NET ASSETS AT DECEMBER 31, 2013                                             $  1,718,393,074
                                                                            =================





See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP AMERICAN    LVIP AMERICAN     LVIP AMERICAN
                                                                              BALANCED         BALANCED          GROWTH
                                                                              ALLOCATION       ALLOCATION        ALLOCATION
                                                                              STANDARD CLASS   SERVICE CLASS     STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   9,787,588   $   444,297,586   $   7,974,794
Changes From Operations:
   - Net investment income (loss)                                                    235,029         6,470,858         116,196
   - Net realized gain (loss) on investments                                         131,201         4,372,713         100,516
   - Net change in unrealized appreciation or depreciation on investments            810,783        37,850,409         742,546
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      1,177,013        48,693,980         959,258
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              355,378        98,026,209          50,125
   - Contract withdrawals and transfers to annuity reserves                       (1,548,039)      (38,933,398)     (1,333,326)
   - Contract transfers                                                            7,182,435       107,028,576       2,233,541
                                                                              ---------------  ----------------  ---------------
                                                                                   5,989,774       166,121,387         950,340
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                             --                --              --
   - Annuity Payments                                                                (14,228)          (36,351)             --
   - Receipt (reimbursement) of mortality guarantee adjustment                        (6,843)           (7,235)             --
                                                                              ---------------  ----------------  ---------------
                                                                                     (21,071)          (43,586)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               5,968,703       166,077,801         950,340
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            7,145,716       214,771,781       1,909,598
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                   16,933,304       659,069,367       9,884,392
Changes From Operations:
   - Net investment income (loss)                                                     98,969           194,712          60,345
   - Net realized gain (loss) on investments                                         510,537        14,408,964         357,994
   - Net change in unrealized appreciation or depreciation on investments          1,683,206        69,116,988       1,310,685
                                                                              ---------------  ----------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      2,292,712        83,720,664       1,729,024
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               49,507        32,253,589         221,136
   - Contract withdrawals and transfers to annuity reserves                       (1,269,653)      (46,392,638)       (651,538)
   - Contract transfers                                                            2,296,431        14,022,646       2,612,768
                                                                              ---------------  ----------------  ---------------
                                                                                   1,076,285          (116,403)      2,182,366
   Annuity Reserves:
   - Annuity Payments                                                                (27,368)          (40,958)         (3,752)
   - Receipt (reimbursement) of mortality guarantee adjustment                         2,816            (3,738)        (12,140)
                                                                              ---------------  ----------------  ---------------
                                                                                     (24,552)          (44,696)        (15,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               1,051,733          (161,099)      2,166,474
                                                                              ---------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            3,344,445        83,559,565       3,895,498
                                                                              ---------------  ----------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                $  20,277,749   $   742,628,932   $  13,779,890
                                                                              ===============  ================  ===============



                                                                              LVIP AMERICAN    LVIP AMERICAN     LVIP AMERICAN
                                                                              GROWTH           INCOME            INCOME
                                                                              ALLOCATION       ALLOCATION        ALLOCATION
                                                                              SERVICE CLASS    STANDARD CLASS    SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  436,977,287     $ 2,869,472    $   126,838,910
Changes From Operations:
   - Net investment income (loss)                                                  5,897,313         103,715          2,505,408
   - Net realized gain (loss) on investments                                       3,127,569          43,383          1,751,845
   - Net change in unrealized appreciation or depreciation on investments         45,094,051         134,062          5,520,116
                                                                              ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     54,118,933         281,160          9,777,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          114,378,992         146,822         25,166,821
   - Contract withdrawals and transfers to annuity reserves                      (25,439,599)       (692,061)       (14,067,765)
   - Contract transfers                                                           42,589,439       3,147,468         41,958,279
                                                                              ---------------  ---------------  ----------------
                                                                                 131,528,832       2,602,229         53,057,335
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                             --              --                 --
   - Annuity Payments                                                                     --         (26,801)                --
   - Receipt (reimbursement) of mortality guarantee adjustment                            --          (7,908)                --
                                                                              ---------------  ---------------  ----------------
                                                                                          --         (34,709)                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             131,528,832       2,567,520         53,057,335
                                                                              ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          185,647,765       2,848,680         62,834,704
                                                                              ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  622,625,052       5,718,152        189,673,614
Changes From Operations:
   - Net investment income (loss)                                                     86,446          33,476            133,355
   - Net realized gain (loss) on investments                                      12,731,360         129,116          3,617,689
   - Net change in unrealized appreciation or depreciation on investments         86,824,481         269,176          9,002,392
                                                                              ---------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                     99,642,287         431,768         12,753,436
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           40,086,221          99,331          7,510,794
   - Contract withdrawals and transfers to annuity reserves                      (35,810,838)       (747,938)       (16,730,097)
   - Contract transfers                                                           29,916,119         785,555          8,155,813
                                                                              ---------------  ---------------  ----------------
                                                                                  34,191,502         136,948         (1,063,490)
   Annuity Reserves:
   - Annuity Payments                                                                 (4,239)        (27,015)              (276)
   - Receipt (reimbursement) of mortality guarantee adjustment                        (3,839)             38               (654)
                                                                              ---------------  ---------------  ----------------
                                                                                      (8,078)        (26,977)              (930)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              34,183,424         109,971         (1,064,420)
                                                                              ---------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          133,825,711         541,739         11,689,016
                                                                              ---------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                               $  756,450,763     $ 6,259,891    $   201,362,630
                                                                              ===============  ===============  ================


                                                                                                LVIP MANAGED     LVIP MANAGED
                                                                                                RISK AMERICAN    RISK AMERICAN
                                                                               LVIP AMERICAN    BALANCED         BALANCED
                                                                               PRESERVATION     ALLOCATION       ALLOCATION
                                                                               SERVICE CLASS    STANDARD CLASS   SERVICE CLASS
                                                                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $           --    $        --    $             --
Changes From Operations:
   - Net investment income (loss)                                                     (15,247)        (1,076)          3,131,367
   - Net realized gain (loss) on investments                                             (767)       (26,013)            350,592
   - Net change in unrealized appreciation or depreciation on investments             (27,792)            --           7,265,510
                                                                              ----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                         (43,806)       (27,089)         10,747,469
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             7,832,226         73,010         289,360,589
   - Contract withdrawals and transfers to annuity reserves                          (914,982)      (721,612)         (7,402,160)
   - Contract transfers                                                            24,290,938        675,691         251,703,094
                                                                              ----------------  --------------  -----------------
                                                                                   31,208,182         27,089         533,661,523
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                              --             --                  --
   - Annuity Payments                                                                      --             --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                             --             --              52,643
                                                                              ----------------  --------------  -----------------
                                                                                           --             --              52,643
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               31,208,182         27,089         533,714,166
                                                                              ----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            31,164,376             --         544,461,635
                                                                              ----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                    31,164,376             --         544,461,635
Changes From Operations:
   - Net investment income (loss)                                                    (170,664)            --           2,582,083
   - Net realized gain (loss) on investments                                         (181,773)            --          32,586,811
   - Net change in unrealized appreciation or depreciation on investments          (1,934,502)            --          64,639,501
                                                                              ----------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (2,286,939)            --          99,808,395
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            58,654,697             --         427,857,063
   - Contract withdrawals and transfers to annuity reserves                        (8,298,647)            --         (44,701,320)
   - Contract transfers                                                            76,300,982             --         297,031,970
                                                                              ----------------  --------------  -----------------
                                                                                  126,657,032             --         680,187,713
   Annuity Reserves:
   - Annuity Payments                                                                      --             --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                             --             --                  --
                                                                              ----------------  --------------  -----------------
                                                                                           --             --                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              126,657,032             --         680,187,713
                                                                              ----------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           124,370,093             --         779,996,108
                                                                              ----------------  --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                                $  155,534,469    $        --    $  1,324,457,743
                                                                              ================  ==============  =================


                                                                              LVIP MANAGED     LVIP MANAGED
                                                                              RISK AMERICAN    RISK AMERICAN
                                                                              GROWTH           GROWTH
                                                                              ALLOCATION       ALLOCATION
                                                                              STANDARD CLASS   SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $       --    $             --
Changes From Operations:
   - Net investment income (loss)                                                     (680)          3,720,508
   - Net realized gain (loss) on investments                                       (26,008)            402,874
   - Net change in unrealized appreciation or depreciation on investments               --          14,085,523
                                                                              --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                      (26,688)         18,208,905
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             22,343         472,722,857
   - Contract withdrawals and transfers to annuity reserves                           (520)         (7,669,419)
   - Contract transfers                                                              4,865         277,491,714
                                                                              --------------  -----------------
                                                                                    26,688         742,545,152
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                           --                  --
   - Annuity Payments                                                                   --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --              53,090
                                                                              --------------  -----------------
                                                                                        --              53,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                26,688         742,598,242
                                                                              --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --         760,807,147
                                                                              --------------  -----------------
NET ASSETS AT DECEMBER 31, 2012                                                         --         760,807,147
Changes From Operations:
   - Net investment income (loss)                                                       --            (523,927)
   - Net realized gain (loss) on investments                                            --          45,082,380
   - Net change in unrealized appreciation or depreciation on investments               --         180,354,740
                                                                              --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                           --         224,913,193
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --         997,162,330
   - Contract withdrawals and transfers to annuity reserves                             --         (55,373,538)
   - Contract transfers                                                                 --         533,406,382
                                                                              --------------  -----------------
                                                                                        --       1,475,195,174
   Annuity Reserves:
   - Annuity Payments                                                                   --                  --
   - Receipt (reimbursement) of mortality guarantee adjustment                          --                  --
                                                                              --------------  -----------------
                                                                                        --                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    --       1,475,195,174
                                                                              --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 --       1,700,108,367
                                                                              --------------  -----------------
NET ASSETS AT DECEMBER 31, 2013                                                 $       --    $  2,460,915,514
                                                                              ==============  =================



See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

  -     American Legacy II                               -     American Legacy III
  -     American Legacy III                                  View
  -     American Legacy III                              -     American Legacy
     (B Class)                                               Design
  -     American Legacy                                  -     American Legacy
     Shareholder's                                           Signature
     Advantage                                           -     American Legacy
  -     American Legacy                                      Fusion
     Shareholder's                                       -     American Legacy
     Advantage (A Class)                                     Series B Share
  -     American Legacy III                              -     American Legacy
     Plus                                                    Series C Share
  -     American Legacy III                              -     American Legacy
     C Share                                                 Series L Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 1 Fund
   American Funds Asset Allocation Class 2 Fund
   American Funds Blue Chip Income and Growth Class 1 Fund
   American Funds Blue Chip Income and Growth Class 2 Fund
   American Funds Bond Class 1 Fund
   American Funds Bond Class 2 Fund
   American Funds Cash Management Class 1 Fund
   American Funds Cash Management Class 2 Fund
   American Funds Global Balanced Class 1 Fund**
   American Funds Global Balanced Class 2 Fund
   American Funds Global Bond Class 1 Fund
   American Funds Global Bond Class 2 Fund
   American Funds Global Growth Class 1 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 1 Fund
   American Funds Global Growth and Income Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 1 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 1 Fund
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 1 Fund
   American Funds International Growth and Income Class 2 Fund
   American Funds Managed Risk Asset Allocation Class P1 Fund**
   American Funds Managed Risk Asset Allocation Class P2 Fund
   American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund** American Funds Managed Risk Blue Chip Income and Growth Class P2 Fund American Funds Managed Risk Growth Class P1 Fund**
   American Funds Managed Risk Growth Class P2 Fund
   American Funds Managed Risk Growth-Income Class P1 Fund**
   American Funds Managed Risk Growth-Income Class P2 Fund
   American Funds Managed Risk International Class P1 Fund**
   American Funds Managed Risk International Class P2 Fund
   American Funds Mortgage Class 1 Fund**
   American Funds Mortgage Class 2 Fund
   American Funds New World Class 1 Fund
   American Funds New World Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 1 Fund

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Balanced Allocation Standard Class Fund
   LVIP American Balanced Allocation Service Class Fund
   LVIP American Growth Allocation Standard Class Fund
   LVIP American Growth Allocation Service Class Fund
   LVIP American Income Allocation Standard Class Fund
   LVIP American Income Allocation Service Class Fund
   LVIP American Preservation Standard Class Fund**
   LVIP American Preservation Service Class Fund
   LVIP Managed Risk American Balanced Allocation Standard Class Fund** LVIP Managed Risk American Balanced Allocation Service Class Fund LVIP Managed Risk American Growth Allocation Standard Class Fund** LVIP Managed Risk American Growth Allocation Service Class Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2013

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2012, the American Funds Protected Asset Allocation Class P1 Fund, the American Funds Protected Asset Allocation Class P2 Fund, the LVIP American Preservation Standard Class Fund, the LVIP American Preservation Service Class Fund, the LVIP Protected American Balanced Allocation Standard Class Fund, the LVIP Protected American Balanced Allocation Service Class Fund, the LVIP Protected American Growth Allocation Standard Class Fund and the LVIP Protected American Growth Allocation Service Class Fund became available as investment options for account contract owners.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:



American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund  American Funds Managed Risk Growth-Income Class P1 Fund
American Funds Managed Risk Blue Chip Income and Growth Class P2 Fund  American Funds Managed Risk Growth-Income Class P2 Fund
American Funds Managed Risk Growth Class P1 Fund                       American Funds Managed Risk International Class P1 Fund
American Funds Managed Risk Growth Class P2 Fund                       American Funds Managed Risk International Class P2 Fund

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                               NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Protected Asset Allocation Class P1 Fund          American Funds Managed Risk Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund          American Funds Managed Risk Asset Allocation Class P2 Fund
LVIP Protected American Balanced Allocation Standard Class Fund  LVIP Managed Risk American Balanced Allocation Standard Class Fund
LVIP Protected American Balanced Allocation Service Class Fund   LVIP Managed Risk American Balanced Allocation Service Class Fund
LVIP Protected American Growth Allocation Standard Class Fund    LVIP Managed Risk American Growth Allocation Standard Class Fund
LVIP Protected American Growth Allocation Service Class Fund     LVIP Managed Risk American Growth Allocation Service Class Fund

During 2013, the American Funds Global Discovery Class 1 Fund merged into the American Funds Global Growth Class 1 Fund and the American Funds Global Discovery Class 2 Fund merged into the American Funds Global Growth Class 2 Fund.




2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the fourteen contract types within the Variable
Account:

- American Legacy II at a daily rate of .0036986% to .0076712% (1.35% to 2.80% on an annual basis)
- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)
- American Legacy III C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)
- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)
- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)
- American Legacy Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2013 and 2012 were $165,497,606 and $152,195,697, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the year ending December 31, 2013 and 2012, sales charges were $3,843,756 and $3,964,801, respectively.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS



A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                      MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT          UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)      OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2013                    1.35%      2.80%     $  1.95    $ 17.58     89,193,046   $   485,252,024    20.62%     22.38%
            2012                    1.35%      2.80%        1.60      14.49     98,749,959       439,910,158    13.22%     14.87%
            2011                    1.35%      2.80%        1.40      11.41    112,716,926       436,526,423    -0.89%      0.20%
            2010                    1.35%      2.45%        1.40      11.44    126,993,899       490,293,449    10.03%     11.24%
            2009                    1.35%      2.45%        1.27      10.33    143,546,982       500,028,013    21.26%     22.60%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2013                    0.60%      3.20%        1.85      17.86    667,098,515     3,320,651,392    19.80%     22.95%
            2012                    0.60%      3.20%        1.52      14.53    753,396,736     3,009,595,454    12.59%     15.50%
            2011                    0.60%      3.15%        1.33      12.59    864,446,597     2,928,006,499    -1.55%      0.69%
            2010                    0.60%      2.85%        1.34      12.51    982,829,321     3,213,976,463     9.35%     11.83%
            2009                    0.60%      2.85%        1.21      11.19  1,097,921,328     3,100,997,472    20.50%     23.24%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
            2013                    1.35%      2.80%        1.57      19.21     76,382,613       126,731,456    29.58%     31.47%
            2012                    1.35%      2.80%        1.20      14.78     80,006,869       101,300,569    11.02%     12.65%
            2011                    1.35%      2.80%        1.07      10.19     84,097,372        94,168,418    -3.03%     -1.96%
            2010                    1.35%      2.45%        1.09      10.44     85,824,195        97,024,497     9.89%     11.11%
            2009                    1.35%      2.45%        0.98       9.44     87,273,361        88,256,956    25.08%     26.46%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 2
            2013                    0.60%      3.15%        1.50      18.59    582,743,009     2,903,901,272    28.88%     32.20%
            2012                    0.60%      3.15%        1.14      14.39    670,653,180     2,531,736,863    10.35%     13.20%
            2011                    0.60%      3.15%        1.02      11.20    752,767,147     2,447,875,350    -3.69%     -1.50%
            2010                    0.60%      2.85%        1.05      11.37    822,833,022     2,602,592,865     9.17%     11.65%
            2009                    0.60%      2.85%        0.95      10.19    864,409,719     2,250,475,040    24.37%     27.20%
AMERICAN FUNDS BOND CLASS 1
            2013                    1.35%      2.80%        1.33      11.52     86,990,134       169,873,154    -4.60%     -3.20%
            2012                    1.35%      2.80%        1.39      11.97    101,368,837       203,155,738     2.67%      4.17%
            2011                    1.35%      2.80%        1.35      11.53    106,119,662       203,425,366     3.84%      4.98%
            2010                    1.35%      2.45%        1.30      11.03    120,705,653       218,570,790     4.15%      5.30%
            2009                    1.35%      2.45%        1.25      10.52    126,939,431       216,656,095    10.10%     11.31%
AMERICAN FUNDS BOND CLASS 2
            2013                    0.60%      3.20%        1.27      12.54    555,122,769     2,968,525,288    -5.24%     -2.74%
            2012                    0.60%      3.20%        1.33      12.90    615,600,009     3,232,068,483     2.11%      4.74%
            2011                    0.60%      3.15%        1.30      12.32    640,282,264     3,124,159,261     3.12%      5.47%
            2010                    0.60%      2.85%        1.25      11.69    686,974,065     3,071,098,577     3.45%      5.81%
            2009                    0.60%      2.85%        1.21      11.05    676,705,245     2,568,242,872     9.44%     11.93%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2013                    1.35%      2.45%        0.89       9.31     29,540,284        44,924,011    -2.68%     -1.60%
            2012                    1.35%      2.45%        0.91       9.55     34,193,420        52,585,598    -2.59%     -1.51%
            2011                    1.35%      2.45%        0.94       9.79     37,509,363        58,725,181    -2.68%     -1.60%
            2010                    1.35%      2.45%        0.96      10.05     41,196,420        65,197,761    -2.51%     -1.43%
            2009                    1.35%      2.45%        0.99      10.29     50,601,508        81,744,082    -2.52%     -1.44%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2013                    0.60%      3.00%        0.84      10.52    130,733,828       379,488,279    -3.39%     -1.04%
            2012                    0.60%      3.05%        0.87      10.63    150,913,488       442,930,068    -3.44%     -1.04%
            2011                    0.60%      3.05%        0.90      10.75    175,866,721       506,869,936    -3.33%     -1.13%
            2010                    0.60%      2.85%        0.93      10.88    172,388,885       493,126,261    -3.15%     -0.95%
            2009                    0.60%      2.85%        0.96      10.99    230,228,422       625,491,161    -3.13%     -0.93%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2013                    0.60%      3.15%       11.22      12.24     12,811,755       149,909,382     8.75%     11.56%
            2012                    0.60%      3.15%       10.34      11.00     10,846,108       114,725,068     8.92%     11.57%
            2011         5/23/11    0.60%      3.00%        9.49       9.89      7,138,651        68,350,590    -5.98%      4.46%



                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2013      1.67%
            2012      2.10%
            2011      2.04%
            2010      2.14%
            2009      2.53%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2013      1.44%
            2012      1.88%
            2011      1.83%
            2010      1.96%
            2009      2.39%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
            2013      2.17%
            2012      2.22%
            2011      1.96%
            2010      1.97%
            2009      2.33%
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 2
            2013      1.88%
            2012      1.97%
            2011      1.74%
            2010      1.80%
            2009      2.22%
AMERICAN FUNDS BOND CLASS 1
            2013      1.92%
            2012      2.70%
            2011      3.17%
            2010      3.17%
            2009      3.48%
AMERICAN FUNDS BOND CLASS 2
            2013      1.77%
            2012      2.49%
            2011      3.00%
            2010      3.19%
            2009      3.56%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.23%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.18%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2013      1.52%
            2012      1.83%
            2011      1.01%


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2013                    1.35%      2.80%     $  9.88    $ 13.20     4,025,292   $    52,156,876    -5.10%     -3.71%
            2012                    1.35%      2.80%       10.41      13.71     4,578,553        61,918,719     3.49%      5.00%
            2011                    1.35%      2.80%       12.34      13.06     4,734,453        61,238,268     2.33%      3.46%
            2010                    1.35%      2.45%       12.06      12.62     4,651,660        58,442,910     2.89%      4.03%
            2009                    1.35%      2.45%       11.72      12.13     4,168,471        50,454,206     7.38%      8.56%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2013                    0.60%      3.15%        9.70      13.68    98,943,256     1,256,005,734    -5.60%     -3.16%
            2012                    0.60%      3.15%       10.27      14.13    97,447,187     1,290,876,603     2.90%      5.56%
            2011                    0.60%      3.15%       10.91      13.38    95,633,666     1,214,990,647     1.60%      3.91%
            2010                    0.60%      2.85%       11.74      12.88    86,839,203     1,075,390,040     2.28%      4.60%
            2009                    0.60%      2.85%       11.48      12.31    65,942,568       788,223,120     6.61%      9.04%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2013                    0.00%      0.00%          --         --            --                --     0.00%      0.00%
            2012                    1.35%      2.80%        1.49      14.63     9,439,696        14,654,547    17.49%     19.19%
            2011                    1.35%      2.80%        1.25      11.18     9,402,363        12,208,297    -9.17%     -8.16%
            2010                    1.35%      2.45%        1.37      12.29    10,161,034        14,185,993     7.76%      8.95%
            2009                    1.35%      2.45%        1.26      11.39    11,905,989        15,226,714    48.04%     49.46%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2013                    0.00%      0.00%          --         --            --                --     0.00%      0.00%
            2012                    0.60%      3.15%        1.43      15.13    43,872,402       217,448,406    16.79%     19.80%
            2011                    0.60%      3.15%        1.20      12.63    48,310,754       191,619,893    -9.74%     -7.68%
            2010                    0.60%      2.85%        1.32      13.69    50,691,986       203,501,930     7.05%      9.49%
            2009                    0.60%      2.85%        1.22      12.51    54,381,250       179,151,048    46.67%     50.00%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2013                    1.35%      2.80%        2.90      18.83    32,130,080       129,387,488    25.94%     27.78%
            2012                    1.35%      2.80%        2.28      14.86    31,894,865       100,623,408    19.68%     21.24%
            2011                    1.35%      2.65%        1.89      12.05    36,708,085        95,331,833   -10.87%     -9.89%
            2010                    1.35%      2.45%        2.10      13.43    42,120,791       120,789,156     9.33%     10.54%
            2009                    1.35%      2.45%        1.91      12.20    47,747,317       123,630,391    39.13%     40.67%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013                    0.60%      3.15%        1.61      21.29   261,612,607     1,895,152,383    25.17%     28.40%
            2012                    0.60%      3.15%        1.26      16.59   266,627,404     1,475,696,771    18.76%     21.83%
            2011                    0.60%      3.15%        1.05      13.62   311,070,151     1,399,094,811   -11.45%     -9.43%
            2010                    0.60%      2.85%        1.17      15.05   349,073,486     1,639,887,128     8.61%     11.08%
            2009                    0.60%      2.85%        1.06      13.55   381,569,108     1,480,117,896    38.31%     41.45%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2013                    1.35%      2.80%       13.11      18.18     4,723,502        70,349,498    19.42%     21.16%
            2012                    1.35%      2.80%       10.98      15.14     5,064,268        62,307,272    14.68%     16.35%
            2011                    1.35%      2.80%       10.00      10.63     5,872,802        62,176,980    -6.99%     -5.96%
            2010                    1.35%      2.45%       10.75      11.31     6,598,872        74,367,770     9.31%     10.52%
            2009                    1.35%      2.45%        9.83      10.23     6,575,521        67,137,250    36.72%     38.23%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2013                    0.60%      3.20%       12.86      17.53    97,440,354     1,419,443,020    18.68%     21.80%
            2012                    0.60%      3.20%       10.85      14.74   107,449,954     1,296,811,137    13.91%     16.85%
            2011                    0.60%      3.15%        9.51      10.96   121,347,211     1,264,546,339    -7.53%     -5.42%
            2010                    0.60%      2.85%       10.27      11.58   126,470,214     1,405,804,935     8.64%     11.12%
            2009                    0.60%      2.85%        9.45      10.42   121,333,202     1,224,600,877    35.80%     38.89%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2013                    1.35%      2.80%        3.27      18.29    24,760,401        95,115,774    25.06%     26.88%
            2012                    1.35%      2.80%        2.60      14.60    27,457,392        83,127,565    15.23%     16.92%
            2011                    1.35%      2.80%        2.25      11.28    32,010,494        82,784,288   -20.91%    -20.03%
            2010                    1.35%      2.45%        2.85      14.17    39,989,782       128,821,405    19.79%     21.11%
            2009                    1.35%      2.45%        2.38      11.75    43,470,602       115,563,974    57.72%     59.47%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013                    0.60%      3.20%        1.85      19.43   127,048,707       951,762,721    24.24%     27.51%
            2012                    0.60%      3.20%        1.47      15.24   142,469,658       836,947,694    14.51%     17.47%
            2011                    0.60%      3.15%        1.26      12.98   162,224,398       788,704,578   -21.42%    -19.63%
            2010                    0.60%      2.85%        1.59      16.16   176,187,611       995,465,563    18.98%     21.68%
            2009                    0.60%      2.85%        1.32      13.29   188,663,763       824,856,660    56.77%     60.33%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2013      0.00%
            2012      2.33%
            2011      3.04%
            2010      3.19%
            2009      1.95%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2013      0.00%
            2012      2.11%
            2011      2.80%
            2010      3.21%
            2009      1.81%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2013      0.43%
            2012      0.78%
            2011      0.59%
            2010      0.71%
            2009      0.87%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2013      0.33%
            2012      0.53%
            2011      0.40%
            2010      0.55%
            2009      0.60%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2013      1.53%
            2012      1.11%
            2011      1.49%
            2010      1.67%
            2009      1.64%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013      1.29%
            2012      0.87%
            2011      1.30%
            2010      1.51%
            2009      1.42%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2013      3.49%
            2012      2.67%
            2011      2.78%
            2010      2.86%
            2009      2.77%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2013      3.21%
            2012      2.46%
            2011      2.64%
            2010      2.66%
            2009      2.39%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2013      0.89%
            2012      1.57%
            2011      1.54%
            2010      1.93%
            2009      0.47%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013      0.86%
            2012      1.34%
            2011      1.33%
            2010      1.74%
            2009      0.27%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                      MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT          UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)      OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 1
            2013                    1.35%      2.80%     $  2.24    $ 19.80    146,269,342   $ 1,431,110,758    26.84%     28.69%
            2012                    1.35%      2.80%        1.75      15.55    164,124,958     1,250,695,211    14.93%     16.61%
            2011                    1.35%      2.80%        1.51      10.75    191,324,404     1,252,010,276    -6.38%     -5.35%
            2010                    1.35%      2.45%        1.60      11.41    221,733,205     1,534,470,559    16.13%     17.41%
            2009                    1.35%      2.45%        1.37       9.76    256,568,252     1,516,994,452    36.36%     37.87%
AMERICAN FUNDS GROWTH CLASS 2
            2013                    0.60%      3.20%        1.35      19.08    806,081,127     5,681,675,093    26.01%     29.32%
            2012                    0.60%      3.20%        1.05      15.11    935,184,877     5,114,849,903    14.24%     17.19%
            2011                    0.60%      3.15%        0.91      11.93  1,077,732,427     4,985,307,697    -6.97%     -4.85%
            2010                    0.60%      2.85%        0.97      12.54  1,215,517,545     5,741,863,255    15.35%     17.97%
            2009                    0.60%      2.85%        0.83      10.64  1,324,968,001     5,008,217,471    35.49%     38.58%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2013                    1.35%      2.80%        1.98      19.25    226,007,027     1,555,315,863    30.12%     32.02%
            2012                    1.35%      2.80%        1.51      14.74    256,753,946     1,340,760,752    14.54%     16.21%
            2011                    1.35%      2.80%        1.30      10.06    296,514,968     1,332,925,252    -3.98%     -2.92%
            2010                    1.35%      2.45%        1.35      10.41    343,984,307     1,594,462,009     9.01%     10.22%
            2009                    1.35%      2.45%        1.23       9.48    397,377,783     1,674,870,030    28.36%     29.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                    0.60%      3.20%        1.81      18.56  1,067,137,263     5,835,969,582    29.30%     32.70%
            2012                    0.60%      3.20%        1.38      14.32  1,237,607,555     5,134,761,299    13.84%     16.78%
            2011                    0.60%      3.15%        1.20      11.03  1,428,639,748     5,021,092,569    -4.59%     -2.42%
            2010                    0.60%      2.85%        1.24      11.31  1,619,100,107     5,642,759,369     8.30%     10.76%
            2009                    0.60%      2.85%        1.14      10.22  1,791,219,226     5,308,353,161    27.55%     30.46%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2013                    1.35%      2.80%        2.10      16.04     28,060,086       137,614,991     3.94%      5.46%
            2012                    1.35%      2.80%        2.00      15.37     32,991,611       153,185,695    10.76%     12.38%
            2011                    1.35%      2.80%        1.78      12.65     36,146,395       149,166,319    -0.30%      0.81%
            2010                    1.35%      2.45%        1.78      12.61     41,045,450       167,909,242    12.59%     13.84%
            2009                    1.35%      2.45%        1.57      11.12     46,881,659       168,606,355    36.08%     37.59%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013                    0.60%      3.20%        1.98      16.39    173,163,100     1,008,990,796     3.25%      5.97%
            2012                    0.60%      3.20%        1.89      15.47    204,228,481     1,077,667,771    10.18%     13.02%
            2011                    0.60%      3.15%        1.69      13.70    218,547,227     1,013,611,183    -0.94%      1.31%
            2010                    0.60%      2.85%        1.69      13.53    245,437,238     1,088,547,418    11.84%     14.38%
            2009                    0.60%      2.85%        1.49      11.83    275,777,674     1,016,373,848    35.04%     38.11%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2013                    1.35%      2.80%        2.36      15.31    114,498,578       618,360,248    18.54%     20.27%
            2012                    1.35%      2.80%        1.97      12.89    130,142,939       585,425,748    14.95%     16.63%
            2011                    1.35%      2.80%        1.70      11.02    151,887,884       586,376,453   -15.85%    -14.92%
            2010                    1.35%      2.45%        2.00      13.01    177,516,050       805,613,387     4.92%      6.08%
            2009                    1.35%      2.45%        1.89      12.32    208,249,270       891,829,837    40.03%     41.58%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013                    0.60%      3.20%        1.32      17.96    297,605,100     1,969,185,849    17.81%     20.91%
            2012                    0.60%      3.20%        1.10      14.86    339,632,103     1,851,271,705    14.25%     17.20%
            2011                    0.60%      3.15%        0.95      12.68    390,578,884     1,782,903,832   -16.39%    -14.48%
            2010                    0.60%      2.85%        1.12      14.84    428,993,006     2,140,984,042     4.22%      6.59%
            2009                    0.60%      2.85%        1.06      13.93    461,563,168     1,977,114,769    39.05%     42.22%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2013                    1.35%      2.80%       11.77      19.59        924,685        17,889,461    16.09%     17.79%
            2012                    1.35%      2.80%       10.14      16.63        903,517        14,863,247    13.61%     15.27%
            2011                    1.35%      2.80%       13.94      14.43        987,692        14,148,397   -10.73%     -9.74%
            2010                    1.35%      2.45%       15.62      15.99        933,658        14,903,850     4.64%      5.80%
            2009                    1.35%      2.45%       14.96      15.11        766,112        11,569,850    37.26%     38.50%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2013                    0.60%      3.15%       11.55      20.10     13,053,457       247,742,607    15.40%     18.38%
            2012                    0.60%      3.15%       11.18      16.98     13,353,391       216,563,730    13.06%     15.81%
            2011                    0.60%      3.00%       10.67      14.66     13,455,600       190,734,350   -11.28%     -9.26%
            2010                    0.60%      2.85%       15.40      16.16     10,938,199       173,409,710     3.92%      6.28%
            2009                    0.60%      2.85%       14.85      15.20      6,369,824        95,854,382    36.31%     39.20%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 1
            2013      1.16%
            2012      1.03%
            2011      0.84%
            2010      0.93%
            2009      0.86%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.92%
            2012      0.78%
            2011      0.60%
            2010      0.73%
            2009      0.68%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2013      1.56%
            2012      1.80%
            2011      1.72%
            2010      1.65%
            2009      1.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.32%
            2012      1.57%
            2011      1.52%
            2010      1.49%
            2009      1.64%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2013      6.49%
            2012      7.09%
            2011      7.50%
            2010      7.49%
            2009      7.29%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2013      6.46%
            2012      7.10%
            2011      7.43%
            2010      7.61%
            2009      7.34%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2013      1.57%
            2012      1.67%
            2011      1.89%
            2010      2.20%
            2009      1.72%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013      1.34%
            2012      1.44%
            2011      1.77%
            2010      2.08%
            2009      1.53%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2013      2.83%
            2012      2.38%
            2011      2.94%
            2010      2.47%
            2009      2.66%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2013      2.49%
            2012      2.18%
            2011      2.99%
            2010      2.48%
            2009      2.39%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P2
            2013                    0.60%      3.20%     $ 11.93    $ 12.24    18,022,244   $   218,004,316    17.08%     19.71%
            2012         12/4/12    0.72%      2.95%       10.19      10.22       555,577         5,673,871    -0.55%      1.31%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P2
            2013         5/22/13    0.60%      3.00%       10.78      10.94     1,806,526        19,632,770     0.26%     11.61%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P2
            2013         5/21/13    0.60%      3.00%       10.94      11.11     1,972,645        21,761,625     3.65%     14.97%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P2
            2013         5/22/13    0.60%      3.00%       11.06      11.23     1,440,420        16,067,658     2.75%     15.95%
AMERICAN FUNDS MANAGED RISK INTERNATIONAL CLASS P2
            2013         5/21/13    0.60%      3.15%       10.48      10.66     1,056,247        11,178,416     2.03%     11.17%
AMERICAN FUNDS MORTGAGE CLASS 2
            2013                    0.60%      3.20%        9.61      10.29     4,777,301        47,780,027    -4.77%     -2.26%
            2012                    0.60%      3.20%       10.10      10.53     4,632,975        47,913,016    -0.79%      1.77%
            2011         5/24/11    0.60%      3.15%       10.07      10.35     2,030,374        20,869,098    -0.07%      3.21%
AMERICAN FUNDS NEW WORLD CLASS 1
            2013                    1.35%      2.80%        3.13      19.38    22,654,532        73,811,037     8.58%     10.16%
            2012                    1.35%      2.80%        2.84      17.67    26,600,693        78,560,760    15.04%     16.55%
            2011                    1.35%      2.65%        2.44      15.23    31,413,762        79,263,718   -15.84%    -14.91%
            2010                    1.35%      2.45%        2.87      17.98    36,894,604       108,708,007    15.34%     16.62%
            2009                    1.35%      2.45%        2.47      15.49    38,740,465        97,473,198    46.32%     47.94%
AMERICAN FUNDS NEW WORLD CLASS 2
            2013                    0.60%      3.20%        2.60      22.38   107,295,284       916,701,116     7.87%     10.71%
            2012                    0.60%      3.20%        2.37      20.23   119,823,554       906,773,872    14.17%     17.12%
            2011                    0.60%      3.15%        2.05      17.28   137,993,551       873,050,266   -16.37%    -14.46%
            2010                    0.60%      2.85%        2.42      20.21   152,330,318     1,047,161,279    14.57%     17.17%
            2009                    0.60%      2.85%        2.09      17.26   159,362,517       871,366,069    45.45%     48.76%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2013                    1.35%      2.80%        1.17      12.09    47,245,337       136,941,557    -5.56%     -4.18%
            2012                    1.35%      2.80%        1.24      12.67    55,801,874       168,944,399    -0.61%      0.85%
            2011                    1.35%      2.80%        1.24      12.62    61,240,923       183,749,408     5.24%      6.41%
            2010                    1.35%      2.45%        1.18      11.91    68,440,696       191,633,887     3.38%      4.52%
            2009                    1.35%      2.45%        1.14      11.45    77,109,580       206,410,443     0.30%      1.41%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013                    0.60%      3.20%        1.11      12.97   280,079,521     1,718,393,074    -6.13%     -3.66%
            2012                    0.60%      3.20%        1.18      13.47   314,875,289     1,902,374,053    -1.26%      1.29%
            2011                    0.60%      3.15%        1.19      13.31   326,512,739     1,902,410,925     4.55%      6.93%
            2010                    0.60%      2.85%        1.14      12.45   347,957,427     1,866,302,178     2.78%      5.11%
            2009                    0.60%      2.85%        1.10      11.85   334,720,627     1,484,380,268    -0.38%      1.89%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2013                    1.35%      2.80%       11.89      13.02     1,570,691        20,277,749    11.80%     13.44%
            2012                    1.35%      2.80%       10.63      11.48     1,485,286        16,933,304     8.50%     10.08%
            2011                    1.35%      2.80%       10.40      10.43       944,482         9,787,588    -1.79%     -1.64%
            2010        11/22/10    1.35%      1.50%       10.59      10.60        67,117           711,357     1.24%      1.43%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.63      13.20    58,411,308       742,628,932    11.03%     13.90%
            2012                    0.60%      3.15%       10.48      11.59    58,425,466       659,069,367     7.73%     10.51%
            2011                    0.60%      3.15%       10.16      10.49    43,046,092       444,297,586    -3.38%     -1.23%
            2010        11/16/10    0.60%      2.80%       10.52      10.62     3,338,702        35,282,096     0.40%      3.22%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2013                    1.35%      2.65%       12.27      13.46     1,035,726        13,779,890    14.86%     16.36%
            2012                    1.35%      2.65%       10.68      11.57       860,992         9,884,392    10.19%     11.63%
            2011                    1.35%      2.65%       10.36      10.36       773,199         7,974,794    -3.18%     -3.18%
            2010        12/14/10    1.35%      1.35%       10.70      10.70         1,263            13,511     0.84%      0.84%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.95      13.65    57,466,644       756,450,763    13.89%     16.83%
            2012                    0.60%      3.15%       10.49      11.68    54,686,701       622,625,052     9.25%     12.07%
            2011                    0.60%      3.15%       10.10      10.42    42,556,399       436,977,287    -4.90%     -2.79%
            2010        11/16/10    0.60%      2.80%       10.62      10.72     2,895,872        30,921,456     0.31%      3.37%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS MANAGED RISK ASSET ALLOCATION CLASS P2
            2013      2.22%
            2012      1.16%
AMERICAN FUNDS MANAGED RISK BLUE CHIP INCOME AND GROWTH CLASS P2
            2013      3.08%
AMERICAN FUNDS MANAGED RISK GROWTH CLASS P2
            2013      1.38%
AMERICAN FUNDS MANAGED RISK GROWTH-INCOME CLASS P2
            2013      2.18%
AMERICAN FUNDS MANAGED RISK INTERNATIONAL CLASS P2
            2013      1.85%
AMERICAN FUNDS MORTGAGE CLASS 2
            2013      0.46%
            2012      0.54%
            2011      0.08%
AMERICAN FUNDS NEW WORLD CLASS 1
            2013      1.56%
            2012      1.20%
            2011      1.86%
            2010      1.82%
            2009      1.79%
AMERICAN FUNDS NEW WORLD CLASS 2
            2013      1.35%
            2012      0.99%
            2011      1.70%
            2010      1.63%
            2009      1.53%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2013      0.87%
            2012      1.22%
            2011      2.00%
            2010      1.91%
            2009      2.63%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2013      0.66%
            2012      1.01%
            2011      1.77%
            2010      1.91%
            2009      2.83%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2013      2.12%
            2012      3.33%
            2011      1.13%
            2010      0.00%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013      1.73%
            2012      2.80%
            2011      0.40%
            2010      0.00%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2013      2.14%
            2012      2.80%
            2011      0.99%
            2010      0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013      1.66%
            2012      2.70%
            2011      0.33%
            2010      0.00%

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

3. FINANCIAL HIGHLIGHTS (CONTINUED)




                                  MINIMUM   MAXIMUM    MINIMUM    MAXIMUM                                     MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE       FEE        UNIT       UNIT         UNITS                          TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)   RATE(2)    VALUE(3)   VALUE(3)     OUTSTANDING        NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2013                    1.35%      2.45%     $ 11.69    $ 12.14       518,434   $     6,259,891     6.31%      7.49%
            2012                    1.35%      2.45%       11.00      11.29       508,758         5,718,152     6.03%      7.20%
            2011                    1.35%      2.45%       10.51      10.53       273,530         2,869,472     1.33%      1.48%
            2010        11/17/10    1.35%      1.50%       10.37      10.38         6,268            65,069     0.91%      1.27%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2013                    0.60%      3.15%       11.01      12.31    16,982,418       201,362,630     5.20%      7.92%
            2012                    0.60%      3.15%       10.46      11.40    17,083,518       189,673,614     4.92%      7.63%
            2011                    0.60%      3.15%        9.97      10.59    12,161,977       126,838,910    -0.68%      1.84%
            2010        11/16/10    0.65%      3.15%       10.04      10.40     1,665,126        17,216,414     0.39%      1.61%
LVIP AMERICAN PRESERVATION SERVICE CLASS
            2013                    0.60%      3.00%        9.51       9.82    16,071,459       155,534,469    -4.30%     -2.02%
            2012         10/1/12    0.60%      2.95%        9.94      10.02     3,121,954        31,164,376    -0.62%      0.05%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013                    0.60%      3.20%       10.95      11.47   117,522,607     1,324,457,743     9.35%     12.23%
            2012          4/2/12    0.60%      3.20%       10.01      10.22    53,678,445       544,461,635     0.21%      6.29%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013                    0.60%      3.20%       11.43      11.97   209,285,255     2,460,915,514    13.41%     16.39%
            2012          4/2/12    0.60%      3.20%       10.08      10.29    74,554,753       760,807,147    -0.09%      7.03%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2013      2.06%
            2012      3.81%
            2011      1.28%
            2010      0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2013      1.76%
            2012      3.20%
            2011      0.35%
            2010      0.00%
LVIP AMERICAN PRESERVATION SERVICE CLASS
            2013      1.47%
            2012      0.28%
LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2013      1.86%
            2012      2.61%
LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2013      1.57%
            2012      2.38%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                      AGGREGATE         AGGREGATE
                                                                                                      COST OF           PROCEEDS
SUBACCOUNT                                                                                            PURCHASES         FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                            $      9,341,857  $    56,302,180
American Funds Asset Allocation Class 2                                                                  54,276,378      371,074,630
American Funds Blue Chip Income and Growth Class 1                                                       11,197,718       15,890,644
American Funds Blue Chip Income and Growth Class 2                                                       52,926,833      404,095,443
American Funds Bond Class 1                                                                               7,323,176       31,297,066

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)




                                                                                                      AGGREGATE         AGGREGATE
                                                                                                      COST OF           PROCEEDS
SUBACCOUNT                                                                                            PURCHASES         FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Class 2                                                                        $    164,935,796  $   268,510,268
American Funds Cash Management Class 1                                                                   22,214,755       29,534,055
American Funds Cash Management Class 2                                                                  192,449,324      256,070,706
American Funds Global Balanced Class 2                                                                   35,111,820       12,047,601
American Funds Global Bond Class 1                                                                        3,130,827       10,618,015
American Funds Global Bond Class 2                                                                       78,597,300       63,725,745
American Funds Global Discovery Class 1                                                                   2,754,723       19,129,007
American Funds Global Discovery Class 2                                                                  17,486,808      260,256,545
American Funds Global Growth Class 1                                                                     20,683,965       19,580,430
American Funds Global Growth Class 2                                                                    283,024,405      270,313,016
American Funds Global Growth and Income Class 1                                                           5,107,421        8,433,865
American Funds Global Growth and Income Class 2                                                          72,371,122      180,603,367
American Funds Global Small Capitalization Class 1                                                        7,468,430       17,431,983
American Funds Global Small Capitalization Class 2                                                       22,552,106      123,464,628
American Funds Growth Class 1                                                                            17,451,541      176,707,332
American Funds Growth Class 2                                                                            46,743,047      847,204,670
American Funds Growth-Income Class 1                                                                     21,488,168      205,199,567
American Funds Growth-Income Class 2                                                                     68,006,975      875,139,470
American Funds High-Income Bond Class 1                                                                  11,047,328       26,916,753
American Funds High-Income Bond Class 2                                                                 110,539,081      188,961,417
American Funds International Class 1                                                                      8,810,345       84,613,695
American Funds International Class 2                                                                     32,974,386      261,886,456
American Funds International Growth and Income Class 1                                                    3,777,921        2,896,193
American Funds International Growth and Income Class 2                                                   31,179,681       29,588,854
American Funds Managed Risk Asset Allocation Class P2                                                   198,452,082        1,959,506
American Funds Managed Risk Blue Chip Income and Growth Class P2                                         18,804,352          281,355
American Funds Managed Risk Growth Class P2                                                              21,806,533        1,323,794
American Funds Managed Risk Growth-Income Class P2                                                       15,208,209          219,132
American Funds Managed Risk International Class P2                                                       10,809,509          200,573
American Funds Mortgage Class 2                                                                          10,784,274        9,680,291
American Funds New World Class 1                                                                          3,584,434       14,962,382
American Funds New World Class 2                                                                         51,105,889      119,422,564
American Funds U.S. Government/AAA-Rated Securities Class 1                                               8,825,852       31,134,343
American Funds U.S. Government/AAA-Rated Securities Class 2                                             110,736,003      177,783,623
LVIP American Balanced Allocation Standard Class                                                          5,521,781        4,147,168
LVIP American Balanced Allocation Service Class                                                          67,349,933       63,602,872
LVIP American Growth Allocation Standard Class                                                            4,230,939        1,955,656
LVIP American Growth Allocation Service Class                                                            83,687,919       45,036,072
LVIP American Income Allocation Standard Class                                                            2,020,892        1,866,619
LVIP American Income Allocation Service Class                                                            31,721,855       33,942,893
LVIP American Preservation Service Class                                                                141,391,542       13,203,773
LVIP Managed Risk American Balanced Allocation Service Class                                            731,691,094       19,819,396
LVIP Managed Risk American Growth Allocation Service Class                                            1,519,113,958        3,577,319


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                         NET
                                                                            SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                  OWNED        VALUE      OF SHARES        COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                     21,579,739  $ 22.49  $    485,328,330  $     309,846,868
American Funds Asset Allocation Class 2                                    148,736,007    22.33     3,321,275,033      2,412,509,062
American Funds Blue Chip Income and Growth Class 1                           9,661,236    13.12       126,755,418         91,289,286
American Funds Blue Chip Income and Growth Class 2                         223,207,707    13.02     2,906,164,343      2,127,845,293
American Funds Bond Class 1                                                 15,840,504    10.73       169,968,607        168,494,536
American Funds Bond Class 2                                                279,897,320    10.61     2,969,710,565      2,997,449,744
American Funds Cash Management Class 1                                       4,008,694    11.31        45,338,334         45,571,713
American Funds Cash Management Class 2                                      33,971,685    11.12       377,765,138        379,890,177
American Funds Global Balanced Class 2                                      13,205,616    11.35       149,883,745        132,848,091

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

5. INVESTMENTS (CONTINUED)




                                                                                              NET
                                                                                 SHARES       ASSET      FAIR VALUE
SUBACCOUNT                                                                       OWNED        VALUE      OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Bond Class 1                                                4,397,914  $ 11.88  $     52,247,220
American Funds Global Bond Class 2                                              106,292,091    11.81     1,255,309,595
American Funds Global Growth Class 1                                              4,297,298    30.11       129,391,631
American Funds Global Growth Class 2                                             63,399,744    29.92     1,896,920,333
American Funds Global Growth and Income Class 1                                   5,610,282    12.53        70,296,831
American Funds Global Growth and Income Class 2                                 113,482,839    12.51     1,419,670,318
American Funds Global Small Capitalization Class 1                                3,702,797    25.69        95,124,852
American Funds Global Small Capitalization Class 2                               37,698,725    25.25       951,892,803
American Funds Growth Class 1                                                    18,229,892    78.54     1,431,775,697
American Funds Growth Class 2                                                    72,947,947    77.94     5,685,563,006
American Funds Growth-Income Class 1                                             30,677,227    50.72     1,555,948,946
American Funds Growth-Income Class 2                                            115,882,847    50.40     5,840,495,502
American Funds High-Income Bond Class 1                                          12,365,199    11.13       137,624,660
American Funds High-Income Bond Class 2                                          91,742,909    10.99     1,008,254,562
American Funds International Class 1                                             29,137,116    21.22       618,289,604
American Funds International Class 2                                             93,166,651    21.15     1,970,474,655
American Funds International Growth and Income Class 1                            1,023,468    17.48        17,890,227
American Funds International Growth and Income Class 2                           14,215,128    17.43       247,769,677
American Funds Managed Risk Asset Allocation Class P2                            18,107,620    11.93       216,023,906
American Funds Managed Risk Blue Chip Income and Growth Class P2                  1,768,711    11.05        19,544,252
American Funds Managed Risk Growth Class P2                                       1,893,142    11.43        21,638,619
American Funds Managed Risk Growth-Income Class P2                                1,392,559    11.50        16,014,423
American Funds Managed Risk International Class P2                                1,025,136    10.82        11,091,969
American Funds Mortgage Class 2                                                   4,679,283    10.22        47,822,269
American Funds New World Class 1                                                  2,943,106    25.08        73,813,095
American Funds New World Class 2                                                 36,857,324    24.88       917,010,222
American Funds U.S. Government/AAA-Rated Securities Class 1                      11,469,484    11.94       136,945,638
American Funds U.S. Government/AAA-Rated Securities Class 2                     145,246,537    11.83     1,718,266,532
LVIP American Balanced Allocation Standard Class                                  1,593,497    12.82        20,428,637
LVIP American Balanced Allocation Service Class                                  58,055,926    12.82       744,160,854
LVIP American Growth Allocation Standard Class                                    1,036,363    13.30        13,780,514
LVIP American Growth Allocation Service Class                                    57,025,627    13.30       758,155,712
LVIP American Income Allocation Standard Class                                      524,432    11.94         6,260,149
LVIP American Income Allocation Service Class                                    16,748,367    11.93       199,875,008
LVIP American Preservation Service Class                                         15,982,339     9.79       156,451,112
LVIP Managed Risk American Balanced Allocation Service Class                    119,628,741    11.07     1,323,692,019
LVIP Managed Risk American Growth Allocation Service Class                      210,924,817    11.65     2,456,641,346





SUBACCOUNT                                                                      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Bond Class 1                                            $      51,372,853
American Funds Global Bond Class 2                                                1,238,979,195
American Funds Global Growth Class 1                                                 81,335,808
American Funds Global Growth Class 2                                              1,302,000,502
American Funds Global Growth and Income Class 1                                      56,997,281
American Funds Global Growth and Income Class 2                                   1,149,980,923
American Funds Global Small Capitalization Class 1                                   68,684,695
American Funds Global Small Capitalization Class 2                                  732,918,254
American Funds Growth Class 1                                                       859,867,065
American Funds Growth Class 2                                                     3,903,242,044
American Funds Growth-Income Class 1                                                970,965,242
American Funds Growth-Income Class 2                                              4,120,911,929
American Funds High-Income Bond Class 1                                             141,326,186
American Funds High-Income Bond Class 2                                           1,016,368,182
American Funds International Class 1                                                456,915,678
American Funds International Class 2                                              1,629,211,868
American Funds International Growth and Income Class 1                               15,215,583
American Funds International Growth and Income Class 2                              207,786,974
American Funds Managed Risk Asset Allocation Class P2                               202,712,851
American Funds Managed Risk Blue Chip Income and Growth Class P2                     18,580,541
American Funds Managed Risk Growth Class P2                                          20,566,908
American Funds Managed Risk Growth-Income Class P2                                   15,049,166
American Funds Managed Risk International Class P2                                   10,632,207
American Funds Mortgage Class 2                                                      48,745,928
American Funds New World Class 1                                                     54,973,213
American Funds New World Class 2                                                    714,009,437
American Funds U.S. Government/AAA-Rated Securities Class 1                         138,984,258
American Funds U.S. Government/AAA-Rated Securities Class 2                       1,793,659,513
LVIP American Balanced Allocation Standard Class                                     18,059,636
LVIP American Balanced Allocation Service Class                                     642,819,664
LVIP American Growth Allocation Standard Class                                       11,925,060
LVIP American Growth Allocation Service Class                                       636,747,794
LVIP American Income Allocation Standard Class                                        5,834,213
LVIP American Income Allocation Service Class                                       184,074,750
LVIP American Preservation Service Class                                            158,413,406
LVIP Managed Risk American Balanced Allocation Service Class                      1,251,787,008
LVIP Managed Risk American Growth Allocation Service Class                        2,262,201,083


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                           UNITS       UNITS          NET INCREASE
SUBACCOUNT                                                                                 ISSUED      REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                      598,144    (10,155,057)     (9,556,913)
American Funds Asset Allocation Class 2                                                    1,610,207    (87,908,428)    (86,298,221)
American Funds Blue Chip Income and Growth Class 1                                         6,751,823    (10,376,079)     (3,624,256)
American Funds Blue Chip Income and Growth Class 2                                         1,480,533    (89,390,704)    (87,910,171)
American Funds Bond Class 1                                                                1,181,123    (15,559,826)    (14,378,703)
American Funds Bond Class 2                                                                8,091,864    (68,569,104)    (60,477,240)
American Funds Cash Management Class 1                                                    14,531,268    (19,184,404)     (4,653,136)
American Funds Cash Management Class 2                                                    79,224,245    (99,403,905)    (20,179,660)
American Funds Global Balanced Class 2                                                     3,007,057     (1,041,410)      1,965,647
American Funds Global Bond Class 1                                                           219,576       (772,837)       (553,261)
American Funds Global Bond Class 2                                                         5,823,552     (4,327,483)      1,496,069
American Funds Global Discovery Class 1                                                    1,213,835    (10,653,531)     (9,439,696)
American Funds Global Discovery Class 2                                                    1,101,112    (44,973,514)    (43,872,402)
American Funds Global Growth Class 1                                                       5,504,062     (5,268,847)        235,215
American Funds Global Growth Class 2                                                      34,727,544    (39,742,341)     (5,014,797)
American Funds Global Growth and Income Class 1                                              235,494       (576,260)       (340,766)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)




                                                                                        UNITS         UNITS           NET INCREASE
SUBACCOUNT                                                                              ISSUED        REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth and Income Class 2                                         2,491,113      (12,500,713)     (10,009,600)
American Funds Global Small Capitalization Class 1                                      2,046,571       (4,743,562)      (2,696,991)
American Funds Global Small Capitalization Class 2                                      2,258,805      (17,679,756)     (15,420,951)
American Funds Growth Class 1                                                             375,085      (18,230,701)     (17,855,616)
American Funds Growth Class 2                                                             595,052     (129,698,802)    (129,103,750)
American Funds Growth-Income Class 1                                                       19,043      (30,765,962)     (30,746,919)
American Funds Growth-Income Class 2                                                      546,040     (171,016,332)    (170,470,292)
American Funds High-Income Bond Class 1                                                   519,285       (5,450,810)      (4,931,525)
American Funds High-Income Bond Class 2                                                 8,605,531      (39,670,912)     (31,065,381)
American Funds International Class 1                                                       60,228      (15,704,589)     (15,644,361)
American Funds International Class 2                                                    1,307,444      (43,334,447)     (42,027,003)
American Funds International Growth and Income Class 1                                    174,076         (152,908)          21,168
American Funds International Growth and Income Class 2                                  1,256,933       (1,556,867)        (299,934)
American Funds Managed Risk Asset Allocation Class P2                                  17,635,723         (169,056)      17,466,667
American Funds Managed Risk Blue Chip Income and Growth Class P2                        1,833,339          (26,813)       1,806,526
American Funds Managed Risk Growth Class P2                                             2,099,504         (126,859)       1,972,645
American Funds Managed Risk Growth-Income Class P2                                      1,460,536          (20,116)       1,440,420
American Funds Managed Risk International Class P2                                      1,076,522          (20,275)       1,056,247
American Funds Mortgage Class 2                                                         1,086,404         (942,078)         144,326
American Funds New World Class 1                                                          840,455       (4,786,616)      (3,946,161)
American Funds New World Class 2                                                        4,454,156      (16,982,426)     (12,528,270)
American Funds U.S. Government/AAA-Rated Securities Class 1                             1,440,215       (9,996,752)      (8,556,537)
American Funds U.S. Government/AAA-Rated Securities Class 2                             8,526,588      (43,322,356)     (34,795,768)
LVIP American Balanced Allocation Standard Class                                          423,854         (338,449)          85,405
LVIP American Balanced Allocation Service Class                                         4,808,261       (4,822,419)         (14,158)
LVIP American Growth Allocation Standard Class                                            319,778         (145,044)         174,734
LVIP American Growth Allocation Service Class                                           6,231,428       (3,451,485)       2,779,943
LVIP American Income Allocation Standard Class                                            163,615         (153,939)           9,676
LVIP American Income Allocation Service Class                                           2,779,606       (2,880,706)        (101,100)
LVIP American Preservation Service Class                                               14,364,038       (1,414,533)      12,949,505
LVIP Managed Risk American Balanced Allocation Service Class                           65,619,312       (1,775,150)      63,844,162
LVIP Managed Risk American Growth Allocation Service Class                            135,047,809         (317,307)     134,730,502

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                         UNITS        UNITS           NET INCREASE
SUBACCOUNT                                                                               ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                                                   675,920      (14,642,887)     (13,966,967)
American Funds Asset Allocation Class 2                                                   728,508     (111,778,369)    (111,049,861)
American Funds Blue Chip Income and Growth Class 1                                      7,389,118      (11,479,621)      (4,090,503)
American Funds Blue Chip Income and Growth Class 2                                      7,588,574      (89,702,541)     (82,113,967)
American Funds Bond Class 1                                                             5,656,734      (10,407,559)      (4,750,825)
American Funds Bond Class 2                                                            23,370,212      (48,052,467)     (24,682,255)
American Funds Cash Management Class 1                                                 14,945,216      (18,261,159)      (3,315,943)
American Funds Cash Management Class 2                                                 54,264,018      (79,217,251)     (24,953,233)
American Funds Global Balanced Class 2                                                  4,526,092         (818,635)       3,707,457
American Funds Global Bond Class 1                                                        423,269         (579,169)        (155,900)
American Funds Global Bond Class 2                                                      9,541,597       (7,728,076)       1,813,521
American Funds Global Discovery Class 1                                                 2,656,957       (2,619,624)          37,333
American Funds Global Discovery Class 2                                                 3,466,451       (7,904,803)      (4,438,352)
American Funds Global Growth Class 1                                                      896,928       (5,710,148)      (4,813,220)
American Funds Global Growth Class 2                                                      928,006      (45,370,753)     (44,442,747)
American Funds Global Growth and Income Class 1                                           149,675         (958,209)        (808,534)
American Funds Global Growth and Income Class 2                                         2,156,722      (16,053,979)     (13,897,257)
American Funds Global Small Capitalization Class 1                                      1,306,252       (5,859,354)      (4,553,102)
American Funds Global Small Capitalization Class 2                                      2,573,495      (22,328,235)     (19,754,740)
American Funds Growth Class 1                                                             128,088      (27,327,534)     (27,199,446)
American Funds Growth Class 2                                                           1,821,367     (144,368,917)    (142,547,550)
American Funds Growth-Income Class 1                                                       63,177      (39,824,199)     (39,761,022)
American Funds Growth-Income Class 2                                                    1,831,343     (192,863,536)    (191,032,193)
American Funds High-Income Bond Class 1                                                 1,219,417       (4,374,201)      (3,154,784)
American Funds High-Income Bond Class 2                                                14,560,235      (28,878,981)     (14,318,746)

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)




                                                                                            UNITS      UNITS          NET INCREASE
SUBACCOUNT                                                                                  ISSUED     REDEEMED       (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
American Funds International Class 1                                                           3,729    (21,748,674)    (21,744,945)
American Funds International Class 2                                                       2,698,153    (53,644,934)    (50,946,781)
American Funds International Growth and Income Class 1                                       142,922       (227,097)        (84,175)
American Funds International Growth and Income Class 2                                     1,428,102     (1,530,311)       (102,209)
American Funds Mortgage Class 2                                                            2,827,507       (224,906)      2,602,601
American Funds New World Class 1                                                           1,183,421     (5,996,490)     (4,813,069)
American Funds New World Class 2                                                           2,688,164    (20,858,161)    (18,169,997)
American Funds Managed Risk Asset Allocation Class P2                                        555,755           (178)        555,577
American Funds U.S. Government/AAA-Rated Securities Class 1                                2,756,750     (8,195,799)     (5,439,049)
American Funds U.S. Government/AAA-Rated Securities Class 2                               20,889,989    (32,527,439)    (11,637,450)
LVIP American Balanced Allocation Standard Class                                             799,557       (258,753)        540,804
LVIP American Balanced Allocation Service Class                                           18,922,268     (3,542,894)     15,379,374
LVIP American Growth Allocation Standard Class                                               265,740       (177,947)         87,793
LVIP American Growth Allocation Service Class                                             14,725,748     (2,595,446)     12,130,302
LVIP American Income Allocation Standard Class                                               309,560        (74,332)        235,228
LVIP American Income Allocation Service Class                                              6,544,509     (1,622,968)      4,921,541
LVIP American Preservation Service Class                                                   3,130,005         (8,051)      3,121,954
LVIP Managed Risk American Balanced Allocation Standard Class                                124,317       (124,317)             --
LVIP Managed Risk American Balanced Allocation Service Class                              53,701,754        (23,309)     53,678,445
LVIP Managed Risk American Growth Allocation Standard Class                                  101,691       (101,691)             --
LVIP Managed Risk American Growth Allocation Service Class                                74,554,753             --      74,554,753


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.




/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                  Lincoln National Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2013 and 2012

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Consolidated Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Consolidated Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.

(2) None.

(3)(a) Selling Group Agreement - American Legacy Suite of Products incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-35780) filed on April 7, 2004.

   (b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective
     Amendment 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Variable Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

     (b) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8,
   2001.

   (c) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15,
   2006.

   (e) Bonus Credit Rider (32146) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

   (g) Variable Annuity Amendment for EGMDB incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

   (h) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

     (i) EEB Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35780) filed on April 17, 2001.

   (j) Variable Annuity Income Rider (I4LQ) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35780) filed on April 10,
   2002.

   (k) Variable Annuity Income Rider (I4L NQ) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35780) filed on April 10,
   2002.

   (l) Variable Annuity Income Rider (I4LA NQ) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-35780) filed on
   October 11, 2002.

   (m) Variable Annuity Income Rider (I4LA Q) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-35780) filed on October
   11, 2002.

   (n) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22,
   2003.

   (o) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (p) Roth IRA Endorsement (5305-RB) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22,
   2003.

   (s) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on
   April 22, 2003.

   (t) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (u) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (v) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (w) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (x) Accumulated Benefit Enhancement Rider (32414) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (y) Estate Enhancement Death Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (z) Enhanced Guaranteed Minimum Death Benefit (32149) Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (aa) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (bb) Variable Annuity Income Rider (I4L NQ PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-35780) filed on April 7, 2004.

   (cc) Variable Annuity Income Rider (I4L Q PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-35780) filed on April 7, 2004.

   (dd) Variable Annuity Rider (32793HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (ee) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (ff) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (gg) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (hh) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (ii) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (jj) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (kk) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ll) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (mm) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
2006.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (oo) Variable Annuity Payment Option Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (pp) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-35780) filed on December
   21, 2006.

   (qq) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-35780) filed on April 10, 2007.

   (rr) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-35780) filed on April 10, 2007.

   (ss) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (tt) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (uu) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (vv) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ww) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (xx) Bonus Rider (32146 4/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-35780) filed on April 7, 2009.

   (yy) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (zz) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (a-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (b-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5) Application (AL3P 1/08) incorporated herein by reference to Post-Effective Amendment No. 20 (File No. 333-35780) filed on April 8, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on
   April 7, 2010.

(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

   (b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to the Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on December 18, 2007.

     (b) Fund Participation Agreements among The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-174367) filed on April 8, 2014.

     (c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and consent of Mary Jo Ardington, Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-35780) filed on July 10, 2000.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**             Executive Vice President, Chief Investment Officer and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Douglas N. Miller**           Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*                Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 334,903 contract owners under Account H.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &

   Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 17th day of April, 2014.


      Lincoln National Variable Annuity Account H (Registrant)
      American Legacy III Plus
      By:   /s/ Kimberly A. Genovese
            ------------------------------------
            Kimberly A.Genovese
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 17, 2014.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Executive Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ Kimberly A.Genovese     Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A.Genovese